                                CREDIT AGREEMENT







                         Dated: As of November 25, 1996



























                        This Instrument Prepared by:


                        Dean A. Stiffle, Esq.
                        Battle Fowler LLP
                        75 East 55th Street
                        New York, New York  10022

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
1.  Definitions............................................................  1

2.  Credit Facility........................................................  1

3.  Letter of Credit.......................................................  3

4.  Drafts Under the Letter of Credit......................................  4

5.  Letter of Credit Fee...................................................  4

6.  Letter of Credit Provisions............................................  4

7.  Maturity Date..........................................................  7

8.  Use of Proceeds and Maximum Amount Available...........................  7

9.  Advances under the Credit Facility.....................................  9

10. Condition to Advances..................................................  9

11. Readvances............................................................. 10

12. Additional Properties.................................................. 11

13. Loan to Value Requirement.............................................. 12

14. Updated Appraisals..................................................... 12

15. Collateral............................................................. 12

16. Sale of Property....................................................... 13

17. New Debt or Equity Offering............................................ 14

18. Restrictions on Transfer and Further Encumbrance....................... 14

19. Commitment Fee......................................................... 15

20. Administrative Fees.................................................... 15

21. Fee on Unused Portion of Credit Facility............................... 15

22. Representations and Warranties......................................... 15

23. Covenants.............................................................. 22

24. Recourse Obligations................................................... 35

25. Syndication of Credit Facility......................................... 35

26. Interest Rate Protection Agreements.................................... 37

27. Right of Entry......................................................... 38

28. Books and Records...................................................... 38

29. Taxes.................................................................. 39

30. Insurance Coverage..................................................... 40

31. Condemnation........................................................... 44

32. Environmental Provisions............................................... 45

33. Estoppel Certificates.................................................. 48

                                                                           Page
                                                                           ----

34. Non-Waiver............................................................. 48

35. Sole Discretion........................................................ 49

36. Absolute and Unconditional Obligation.................................. 49

37. Relationship........................................................... 49

38. Anti-Forfeiture........................................................ 49

39. Deposits............................................................... 50

40. Submission to Jurisdiction............................................. 50

41. Retention of Counsel and Consultants................................... 51

42. Waiver of Notice....................................................... 51

43. Events of Default...................................................... 51

44. Application of Moneys.................................................. 54

45. Right to Cure Defaults................................................. 55

46. Further Assurances..................................................... 55

47. Costs and Expenses..................................................... 55

48. Indemnification of Agent and Co-Lenders................................ 55

49. Construction of Agreement.............................................. 55

50. Parties Bound, etc..................................................... 56

51. Complete Agreement..................................................... 56

52. Governing Law.......................................................... 56

53. Severability........................................................... 56

54. Notices................................................................ 56

55. Modification........................................................... 57

56. Waivers................................................................ 57

57. WAIVER OF TRIAL BY JURY................................................ 57

58. Borrowers' Reliance on Agent's Authority............................... 57

59. Authorized Representatives of BRT...................................... 58

60. Exculpation............................................................ 58


Exhibit A        Definitions
Exhibit B        Credit Facility Payment Provisions
Exhibit C        Form of Credit Facility Note
Exhibit D        Form of Request for Advance under Credit Facility
Exhibit E        Conditions for Inclusion of Additional Properties
Exhibit F        Initial Properties
Exhibit G        Form of Mortgage
Exhibit H        Form of Deed of Trust
Exhibit I        Form of Assignment of Leases and Rents

Exhibit J        Form of Guaranty of Payment
Exhibit K        Form of Hazardous Material Guaranty and Indemnification
                 Agreement
Exhibit L        Form of Co-Lenders Certificate
Exhibit M        Form of Operating Statements
Exhibit N        Form of Financial Statements
Exhibit O        Form of Operating Budgets
Exhibit P        Quarterly Individual and Consolidated Operating Statements
Exhibit Q        Insurance Requirements


Schedule 1       Litigation
Schedule 2       Space Leases
Schedule 3       Other Leases
Schedule 4       Immediate Repairs
Schedule 5       Environmental Reports for Initial Properties

                           REVOLVING CREDIT AGREEMENT


            THIS REVOLVING CREDIT AGREEMENT made as of the 25th day of November, 1996, among SMITH BARNEY MORTGAGE CAPITAL GROUP, INC. ("Smith Barney"), a Delaware corporation having an office at 390 Greenwich Street, New York, New York; NATIONSBANK, N.A. ("NationsBank"), a national banking corporation having an office at 8300 Greensboro Drive, McLean, Virginia, acting in its individual capacity (Smith Barney and NationsBank are hereinafter collectively referred to as "Initial Co-Lenders"); BRANDYWINE REALTY TRUST ("BRT"), a Maryland real estate investment trust having an office at Newtown Square Corporate Campus, 16 Campus Boulevard, Suite 150, Newtown Square, Pennsylvania; BRANDYWINE OPERATING PARTNERSHIP, L.P. ("BOP"), a Delaware limited partnership having an office at Newtown Square Corporate Campus, 16 Campus Boulevard, Suite 150, Newtown Square, Pennsylvania; LC/N HORSHAM LIMITED PARTNERSHIP, a Pennsylvania limited partnership; LC/N KEITH VALLEY LIMITED PARTNERSHIP I, a Pennsylvania limited partnership; NICHOLS LANSDALE LIMITED PARTNERSHIP III, a Pennsylvania limited partnership; NEWTECH III LIMITED PARTNERSHIP, a Pennsylvania limited partnership; NEWTECH IV LIMITED PARTNERSHIP, a Pennsylvania limited partnership; C/N OAKLANDS LIMITED PARTNERSHIP I, a Pennsylvania limited partnership; FIFTEEN HORSHAM, L.P., a Pennsylvania limited partnership; C/N LEEDOM LIMITED PARTNERSHIP II, a Pennsylvania limited partnership; C/N IRON RUN LIMITED PARTNERSHIP III, a Pennsylvania limited partnership; all having offices c/o Brandywine Realty Trust, Newtown Square Corporate Campus, 16 Campus Boulevard, Suite 150, Newtown Square, Pennsylvania (collectively, the BRT/BOP Limited Partnerships) (BRT, BOP and the BRT/BOP Limited Partnership are hereinafter collectively referred to as "Borrowers"); and NATIONSBANK, N.A., a national banking association having an office at 8300 Greensboro Drive, McLean, Virginia, acting in its capacity as administrative and documentation agent (NationsBank, N.A., acting in its capacity as administrative and documentation agent, or any successor administrative and documentation agent being so designated being hereinafter referred to as "Agent").

                              PRELIMINARY STATEMENT

            Co-Lenders have agreed on the terms, covenants and provisions of this Agreement hereinafter set forth to extend to Borrowers a revolving credit facility in the principal sum of up to, but not in excess of, $80,000,000 (the "Credit Facility").

            NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, and to induce Co-Lenders to extend the Credit Facility, Borrowers hereby represent and warrant to and covenant and agree with Co-Lenders as follows:

            1. Definitions. All capitalized terms as used in this Agreement shall, unless otherwise defined in this Agreement, have the meanings given to such terms in EXHIBIT A attached hereto.

            2. Credit Facility. The Credit Facility shall be advanced and readvanced by Co-Lenders to Borrowers in accordance with the provisions of this Agreement hereinafter set forth, and shall be evidenced by, and payable, together with interest thereon, in accordance with the provisions of the

Credit Facility Notes and EXHIBIT B attached hereto. Except as specifically provided for to the contrary in the Co-Lenders Agreement from time to time, the Credit Facility Notes (the basic form of which is attached hereto as EXHIBIT C) shall be secured on a pari passu basis with each other inter alia by the Mortgages and the Assignments of Leases and Rents. Payments under the Credit Facility must be received by Agent prior to 12:00 noon, Charlotte, North Carolina time, for Borrowers to receive credit for such payment that day. The respective undivided percentage interests (the "Credit Facility Percentage Interests") held by each Co-Lender in the Credit Facility (inclusive of risk participations in any Letter of Credit which is issued and is outstanding under the Credit Facility) on the date of this Agreement are as follows:

                                      Amount    Percentage Interest
                                    ----------- -------------------
            Smith Barney            $40,000,000       50%
            NationsBank             $40,000,000       50%

Each Co-Lender shall be obligated to fund a portion of each advance made under the Credit Facility in accordance with the provisions of this Agreement which is equal to the amount of each such advance multiplied by such Co-Lender's undivided Credit Facility Percentage Interest. Borrowers expressly acknowledge and agree that (i) each Co-Lender directly assumes the obligation to fund, and shall have the sole obligation to fund, its Credit Facility Percentage Interest in each advance of the Credit Facility which is made, or required to be made, by Co-Lenders in accordance with the provisions of this Agreement, (ii) the obligations and liabilities of Co-Lenders in respect of the Credit Facility are several obligations and liabilities and not joint and several obligations and liabilities of Co-Lenders, (iii) Borrowers shall not have the right under any fact or circumstance to look to any other party, including, without limitation, any other Co-Lender, for the funding of the portion of the Credit Facility which is required to be funded by a particular Co-Lender in accordance with the provisions of this Agreement if such Co-Lender shall default in doing so, all risk of such default being assumed in all respects by Borrowers, (iv) the respective rights and obligations of Co-Lenders vis-a-vis one another (including, without limitation, voting and approval rights), shall be as set forth in the Co-Lenders Agreement, and (v) Borrowers shall not have the right to examine or receive a copy of the Co-Lenders Agreement. Subject to the terms and provisions contained therein, the Co-Lenders Agreement provides, among other things, that (A) without the unanimous consent of Co-Lenders, (i) no Collateral may be released other than in accordance with the express provisions of the Credit Facility Documents, (ii) neither Borrowers nor any Guarantor may be released from liability under the Credit Facility Documents, (iii) neither the interest rate nor any other fees or charges payable under the Credit Facility Documents may be changed or modified and (iv) no Credit Facility Documents may be modified, (B) the acceptance of Additional Property for inclusion in the collateral pool for the Credit Facility requires the unanimous approval of Co-Lenders, and (C) Agent has (i) the authority to authorize releases of Collateral in accordance with the express provisions of the Credit Agreement, and (ii) the authority to authorize the making of advances and the issuance of Letters of Credit in accordance, and upon compliance by Borrowers, with the provisions of the Credit Agreement pertaining thereto. Borrowers acknowledge and agree that (i) the voting and approval rights of Co-Lenders and the authority of Agent described in the preceding sentence are for illustrative purposes only and do not constitute a complete or exhaustive list of decisions upon which Co-Lenders may exercise voting and approval rights, or of the authority of Agent, in respect of the Credit Facility; provided, however, that Borrowers shall have the right to rely on the advice of Agent as to any action taken or not taken by Co-Lenders or as to any approval given or not given by Co-Lenders or as to the authority of Agent, all as more particularly set forth in paragraph 58 of this Agreement, (ii) the aforesaid voting and approval rights of Co-Lenders and authority of Agent may at any time subsequent to the closing of the Credit Facility (and without prior notice to or approval by Borrowers) be modified by Co-Lenders either (x) in accordance with the provisions of the Co-Lenders Agreement, or (y) otherwise in the sole and absolute discretion of Co-Lenders, and to the extent pertaining to Agent, with the approval of Agent, and (iii) Borrowers shall in no event or under any circumstances have any right to review, approve or consent to any modification or amendment to the Co-Lenders Agreement, all of which may be made without any notice to or approval by Borrowers, in the sole and absolute discretion of Co-Lenders. Agent shall promptly inform Borrowers of any such change in the voting and approval rights of Co-Lenders or in the authority of Agent, it being agreed that (i) any failure by Agent to so notify Borrowers shall not prevent any such change in voting and approval rights of Co-Lenders or in the authority of Agent from becoming effective, and (ii) neither Agent nor Co-Lenders shall in any event have any liability of any nature whatsoever to Borrowers for any failure by Agent to so notify Borrowers. Borrowers acknowledge that it is Smith Barney's intention (in consultation with NationsBank) to effect a further syndication of direct interest in the portion of the Credit Facility held by Smith Barney and NationsBank on the date of this Agreement pursuant to and in the manner contemplated by paragraph 25 of this Agreement, and acknowledge that the undivided Credit Facility Percentage Interest held by Smith Barney and NationsBank on the date of this Agreement, and the provisions of this Agreement, will be appropriately adjusted in accordance with the provisions of paragraph 25 of this Agreement to reflect any such further syndication of direct interests in the Credit Facility which is concluded by Smith Barney after the date of this Agreement, and to include the party to whom any such direct interest in the Credit Facility is so transferred by Smith Barney as a Co-Lender under this Agreement, all with the same force and effect as if such party was an original Co-Lender under this Agreement.

            3. Letter of Credit. Contemporaneously with the closing of the Credit Facility, NationsBank ("L/C Issuer") has extended for the account of Borrowers a letter of credit facility (the "Letter of Credit Facility"), which the Letter of Credit Facility is being extended under, and as a component of, the Credit Facility and is included within, and is not in addition to, the $80,000,000 maximum amount available under the Credit Facility. Each Co-Lender shall have an undivided interest in each Letter of Credit which is issued under the Letter of Credit Facility and in the obligation thereunder equal to its Credit Facility Percentage Interest. Borrowers shall have the right, from time to time, to request L/C Issuer to issue one or more unconditional and irrevocable letters of credit for Borrowers' account (each a "Letter of Credit"), subject to the terms and conditions of this paragraph hereinafter set forth:

                        (i) Each request for the issuance of a Letter of Credit
            shall be in writing, shall state the requested date of issuance of the Letter(s) of Credit (which shall be at least five (5) business days after the request is received by L/C Issuer), shall state the requested amount of the Letters(s) of Credit and the purposes for which the Letter(s) of Credit are requested (which purposes shall be limited to the purposes set forth in clause (vi) of the first sentence of paragraph 8 of this Agreement), shall indicate the beneficiary of the Letter(s) of Credit, and shall specify the terms of the Letter(s) of Credit (which terms shall be satisfactory to L/C Issuer), it being agreed that in no event or under any circumstances shall L/C Issuer be obligated or required to issue under the Letter of Credit Facility a so-called "evergreen letter of credit" or any letter of credit which is subject to any form of automatic renewal.

                        (ii) Each Letter of Credit shall be in an amount of not less than $100,000.


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
                        (iii) At no time during the term of the Credit Facility
            shall there be more than five (5) Letters of Credit in the aggregate outstanding, unless otherwise agreed to by L/C Issuer in its sole discretion.

                        (iv) No Letter of Credit shall have an expiration date
            beyond November 15, 1998.

                        (v) In no event shall the aggregate of the Principal
            Balance outstanding under the Credit Facility pursuant to the clauses (iv) and (v) of the first sentence of paragraph 8 of this Agreement, and the amount available for draw under outstanding Letter of Credit at any time during the term of the Credit Facility exceed $10,000,000.

                        (vi) L/C Issuer shall have the sole obligation to issue
            Letter(s) of Credit under this Agreement, and Borrowers shall not have the right under any fact or circumstance to look to any other party, including, without limitation, any other Co-Lender, for the issuance of the Letter(s) of Credit if L/C Issuer defaults in doing so, all such risk of default being assumed by Borrowers.

            4. Drafts Under the Letter of Credit. Any draw honored by L/C Issuer under a Letter of Credit shall constitute an automatic advance under the Credit Facility and shall be evidenced by and payable, together with interest thereon, in accordance with the provisions of the Credit Facility Notes and EXHIBIT B attached hereto. Upon request of L/C Issuer, each of the other Co-Lenders will fund their respective undivided Credit Facility Percentage Interests in each such advance under the Credit Facility which is made as a result of a draw under a Letter of Credit.

            5. Letter of Credit Fee. Borrowers shall pay to L/C Issuer a letter of credit fee (the "Letter of Credit Fee") calculated and payable in the manner hereinafter set forth in this paragraph. The Letter of Credit Fee payable by Borrowers to L/C Issuer with respect to any Letter of Credit which is issued under the Letter of Credit Facility shall be paid in full on the date of issuance of such Letter of Credit and as a condition precedent to issuance of such Letter of Credit, shall be deemed earned in full on payment and shall not be subject to refund in whole or in part, and shall be equal to (1.875%) multiplied by (a fraction, the numerator of which shall be equal to the actual number of days from and including the date of issuance of such Letter of Credit to, but not including, the stated expiration date of such Letter of Credit, and the denominator of which shall be 360). Any extension or renewal of a Letter of Credit shall be deemed the issuance of a new Letter of Credit. L/C Issuer shall be entitled to retain for its own account, in its capacity as L/C Issuer, 6.667% of the Letter of Credit Fee payable with respect to each Letter of Credit which is issued under the Letter of Credit Facility, and shall cause Agent to distribute the remaining 93.333% of each such Letter of Credit Fee to each Co-Lender (inclusive of NationsBank) ratably in accordance with their respective Credit Facility Percentage Interests. The obligation of Borrowers to pay the Letter of Credit Fee to L/C Issuer pursuant to the provisions of this paragraph shall be secured by the Mortgages. The Letter of Credit Fee shall constitute part of the Debt.

            6. Letter of Credit Provisions. Borrowers agree with L/C Issuer that the following provisions of this paragraph shall be in effect with respect to the Letter(s) of Credit:

                        (a) It is understood that the cost to L/C Issuer of
            maintaining its commitments under the Letter(s) of Credit may fluctuate as a result of the implementation, or subsequent increase, of reserve requirements on the Letter(s) of Credit by the Board of Governors of the Federal Reserve System of the United States, including, but not limited to, reserve requirements under Regulation D of such Board of Governors as now and from time to time in effect ("Regulation D"). Borrowers agree to pay to L/C Issuer, from time to time as hereinafter provided, such amounts as shall be necessary to compensate L/C Issuer for the portion of the cost actually incurred by L/C Issuer in maintaining its commitments under the Letter(s) of Credit resulting from the imposition, or any subsequent increase, in either case after the date of this Agreement, of such reserve requirements on the Letter(s) of Credit, it being understood that the Letter of Credit Fees and other sums payable by Borrowers in connection with the issuance of the Letter(s) of Credit have been determined on the basis of existing reserve requirements. In the event that any change in applicable law, regulation, condition, directive or interpretation thereof (including any request, guideline or policy whether or not having the force of law and including, without limitation, Regulation D) by any authority charged with the administration or interpretation thereof occurs after the date of this Agreement which:

                        (i) subjects L/C Issuer to any tax with respect to its
                  commitments under the Letter(s) of Credit (other than any tax measured by or based upon the overall net income of L/C Issuer); or

                        (ii) changes the basis of taxation of any amount paid or
                  payable to L/C Issuer in connection with the Letter(s) of Credit (other than any tax measured by or based upon the overall net income of L/C Issuer); or

                        (iii) imposes, modifies, increases or deems applicable
                  any reserve requirements with respect to the Letter(s) of Credit; or

                        (iv) imposes upon L/C Issuer any other condition with
                  respect to any amount paid or payable to L/C Issuer in connection with the Letter(s) of Credit; and the result of any of the foregoing is to actually increase the cost to L/C Issuer of maintaining its commitments under the Letter of Credit, or to actually reduce the amount of any payment receivable by L/C Issuer with respect to the Letter(s) of Credit, or to actually require L/C Issuer to make any payment on or calculated by reference to the gross amount of any sum received by it with respect to the Letter(s) of Credit, in each case by an amount which L/C Issuer in its sole judgment deems material, then and in any such case:

                              (1) L/C Issuer shall promptly notify Borrowers in writing of the happening of such event;

                              (2) L/C Issuer shall promptly deliver to Borrowers
                        a certificate stating the change which has occurred or the reserve requirements or other conditions which have been imposed on L/C Issuer or the request, direction or requirement with which it has complied, together with the date thereof, the amount of such actual increased cost, reduction or payment and the way in which such amount has been calculated; and

                              (3) Borrowers shall pay to L/C Issuer, within ten
                        (10) days after delivery of the certificate referred to in clause (2) above, such amount or amounts as will compensate L/C Issuer for such additional cost, reduction or payment.

The certificate of L/C Issuer as to any additional amount or amounts payable by Borrowers pursuant to this subparagraph, which shall be calculated in a good faith, nondiscriminatory manner, shall be conclusive evidence of the amount thereof, absent manifest error. The protection of this subparagraph shall be available to L/C Issuer regardless of any possible contention of invalidity or inapplicability of the law, regulation or condition which has been imposed. In no event or under any circumstance shall L/C Issuer be obligated to reduce the Letter of Credit Fees or other sums payable hereunder as a result of any reduction after the date hereof in the costs incurred by L/C Issuer in maintaining its commitments under the Letter(s) of Credit (including, without limitation, any reduction in applicable reserve requirements).

                        (b) It is understood that L/C Issuer's commitment to the
            beneficiary under the Letter(s) of Credit are obligations separate and distinct from such beneficiary's obligations, if any, to Borrowers. Accordingly, should Borrowers obtain an injunction, attachment or other order or decree from any court which prohibits L/C Issuer from honoring draws made under any Letter of Credit, or otherwise reimbursing itself for payments made under any Letter of Credit, Borrowers shall pay any and all expenses which L/C Issuer may incur on account of such Letter of Credit (including reasonable attorneys' fees), or otherwise reimbursing itself for payments made under such Letter of Credit, together with interest thereon at the Default Rate. This right shall be in addition to any other rights L/C Issuer may have at law or in equity.

                        (c) L/C Issuer shall exercise the standard of care in
            dealing with the Letter(s) of Credit as is set forth in the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500. Borrowers agrees that any action taken or not taken by L/C Issuer or by any correspondent of L/C Issuer under or in connection with the Letter(s) of Credit consistent with the standards set forth in such Publication, shall be binding on Borrowers and shall not put L/C Issuer or its correspondents under any resulting liability to Borrowers.

                        (d) In case of any variation between the documents
            called for by the Letter(s) of Credit or Borrowers' instructions and documents accepted by L/C Issuer, Borrowers shall be conclusively deemed to have waived any right to object to such variation with respect to any action of L/C Issuer relating to such documents, and to have ratified and approved such action as having been taken at Borrowers' direction, unless promptly after receipt of such documents or acquisition of actual knowledge of such variation (but in no event later than five (5) business days after receipt or acquisition of actual knowledge), Borrowers files written objection with L/C Issuer.

                        (e) Borrowers agree to indemnify L/C Issuer and to hold
            L/C Issuer harmless from and against any and all claims, damages, losses, liabilities, costs or expenses of any nature whatsoever which L/C Issuer may incur or suffer by reason of or in connection with the execution and delivery of or payment under any Letter of Credit other than any such claims, damages, losses, liabilities, costs or expenses caused by (i) the willful misconduct or gross negligence of L/C Issuer in performing its obligations under this Agreement and the Letter(s) of Credit, (ii) L/C Issuer's making payment against any draft presented under a Letter of Credit which do not strictly comply with the terms of such Letter of Credit, or (iii) L/C Issuer's failure to make timely payment against any draft presented under a Letter of Credit in compliance with the terms of such Letter of Credit, it being agreed that in making payment under a Letter of Credit L/C Issuer's exclusive reliance (absent willful misconduct or gross negligence) on the documents presented to L/C Issuer in accordance with the provisions of such Letter of Credit as to any and all matters set forth therein, whether or not any statement or any document presented pursuant to any such Letter of Credit proves to be forged, fraudulent, invalid or insufficient in any respect or any statement therein proves to be untrue or inaccurate in any respect whatsoever shall not relieve Borrowers of their obligations to indemnify L/C Issuer pursuant to this subparagraph. Borrowers shall, upon demand by L/C Issuer, reimburse L/C Issuer for any expenses incurred by L/C Issuer in connection with investigating or defending against any of the foregoing (including reasonable legal fees) except if the same is due to L/C Issuer's gross negligence or willful misconduct. The indemnities contained in this subparagraph shall, notwithstanding anything to the contrary contained in this Agreement, survive (i) the expiration of the Letter(s) of Credit and (ii) the payment of the Debt in full. Nothing contained in this subparagraph (e) shall be deemed to constitute a waiver by Borrowers of any rights or remedies Borrowers shall have at law, in equity or otherwise as a result of L/C Issuer's willful misconduct or gross negligence.

                        (f) Upon the occurrence of an Event of Default and for
            so long as such Event of Default shall continue, Co-Lenders or Agent shall have the absolute and unconditional right to demand that Borrowers deposit, in a non-interest bearing cash collateral account with Agent an amount equal to the face amount of all outstanding Letter(s) of Credit, and Borrowers upon such demand shall immediately make such deposit, it being expressly understood that the obligation of Borrowers to make such deposit is secured by the Mortgages and the other Credit Facility Documents, and Co-Lenders shall have the absolute right to enforce its remedies under the Mortgages and the other Credit Facility Documents, including, without limitation, foreclosure of the Mortgages to enforce the performance of Borrowers's obligation hereunder. All sums deposited by Borrowers pursuant to the provisions of this subparagraph shall not bear interest and shall constitute additional security for the payment of the Debt. The balance, if any, of any such deposit remaining after payment in full of the Debt shall be paid to Borrowers or as may otherwise be directed by a court of competent jurisdiction.

            7. Maturity Date. The Credit Facility shall mature and shall be payable in full on December 1, 1998 (the "Maturity Date"). Co-Lenders shall have no obligation to make any advance under the Credit Facility subsequent to November 15, 1998, and L/C Issuer shall have no obligation to issue any Letter of Credit subsequent to September 1, 1998.

            8. Use of Proceeds and Maximum Amount Available. The Credit Facility shall be available (i) to refinance Additional Properties which are from time to time added to the collateral pool for the Credit Facility in accordance with the provisions of this paragraph and paragraph 11 of this Agreement, (ii) to finance the acquisition by Borrowers of Additional

Properties, (iii) to finance in accordance with the provisions of this Agreement the Development and the further Development of unimproved land and improved properties owned and/or controlled either directly or indirectly by Borrowers (irrespective of whether constituting part of the collateral pool for the Credit Facility), provided that (x) Borrowers retain at all times in the opinion of Co-Lenders sufficient availability under the Credit Facility to fund all costs remaining to be paid in connection with the completion and stabilization of the improvements which are the subject of all such Developments from time to time, which availability under the Credit Facility will be reserved to cover the payment of such costs and will not be advanced for any other purpose until such costs have been paid in full, (y) Borrowers shall prior to the commencement of any such Development submit a comprehensive description and budget therefor to Co-Lenders, which budget and the nature and scope of such Development shall be subject to approval by Co-Lenders prior to the commencement of such Development,
(iv) to finance the Renovation of, and capital improvements required with respect to, properties owned and/or controlled either directly or indirectly by Borrowers (irrespective of whether constituting part of collateral pool for the Credit Facility), (v) for general trust, corporate and partnership purposes of Borrowers, and (vi) for the issuance of Letters of Credit required by Borrowers in the course of their general operation and business, provided, however, that
(A) the aggregate of the Principal Balance outstanding under the Credit Facility pursuant to clauses (iv) and (v) of this sentence, and the amount available for draw under outstanding Letter of Credit shall at no time during the term of Credit Facility exceed $10,000,000, and (B) the aggregate of the Principal Balance outstanding under the Credit Facility, and the amount available for draw under outstanding Letter of Credit shall at no time during the term of the Credit Facility exceed the maximum amount available under the Credit Facility from time to time in accordance with the provisions of this Agreement (the aggregate of the Principal Balance outstanding from time to time under the Credit Facility, and the amount available for draw under outstanding Letters of Credit from time to time is herein referred to as the "Credit Facility Outstanding"). Any draw made under an outstanding Letter of Credit shall constitute an automatic and mandatory advance under the Credit Facility which shall be evidenced by the Credit Facility Notes and secured inter alia by the Mortgages and the Assignments of Leases and Rents. The inclusion of Additional Properties in the collateral pool for the Credit Facility shall be at the option of Borrowers, and the acceptance of the same for inclusion in the Credit Facility shall be subject to satisfaction of the conditions set forth in paragraph 11 of this Agreement. Each time there is a change in the maximum amount available under the Credit Facility as a result of the satisfaction of the appraisal requirements pertaining to an Initial Property pursuant to paragraph 10(iv) of this Agreement, the acceptance and inclusion of an Additional Property as part of the collateral pool for the Credit Facility in accordance with the provision of paragraph 12 of this Agreement, the release of a Property constituting part of the collateral pool for the Credit Facility in accordance with the provisions of paragraph 16 of this Agreement upon the sale thereof, a reduction in the outstanding Principal Balance of the Credit Facility in order to restore compliance with one or more of the financial covenants set forth in paragraph 13 and paragraph 23 of this Agreement, or as a result of any other fact or circumstance or the application of any other provisions set forth in this Agreement or the other Credit Facility Documents, Agent shall prepare (on behalf of Co-Lenders) and shall deliver to Co-Lenders and Borrowers a statement setting forth the change in the maximum amount available under the Credit Facility and the manner in which such change and such adjusted maximum amount available under the Credit Facility were calculated, which statement shall be promptly acknowledged and confirmed by Borrowers and Co-Lenders, shall be conclusive and binding upon Borrowers absent manifest error, and shall remain in effect until the next such statement is prepared and circulated by Agent.

            9. Advances under the Credit Facility. Co-Lenders shall not be obligated to make an advance under the Credit Facility unless Co-Lenders are satisfied that the conditions precedent for the making of such advance under the Credit Facility as set forth in this Agreement and the other Credit Facility Documents have been satisfied. Borrowers shall not have the right (other than as provided in the next sentence) to obtain more than one advance per month under the Credit Facility. Notwithstanding the foregoing, Borrowers shall have the right to obtain more than one advance under the Credit Facility per month if such additional advance is being made solely in connection with the acquisition of an Additional Property. Each request by Borrowers for an advance under the Credit Facility shall be in writing to Agent, shall specify the purposes for which such advance is requested (which purposes shall be limited to the permitted purposes set forth in paragraph 8 of this Agreement), shall in each case be signed by a duly authorized representative of Borrowers and shall be in the form attached hereto as EXHIBIT D (a "Request for Advance"). Each Request for Advance shall be delivered to Agent not less than five (5) business days prior to the date upon which such advance is requested. Co-Lenders shall not be obligated to make an advance under the Credit Facility unless Borrowers have delivered, or caused to be delivered, to Agent a Request for Advance at least five (5) business days prior to the date upon which such advance is requested. The issuance of a Letter of Credit in accordance with the provisions of this Agreement shall be deemed to constitute an advance under the Credit Facility for the purposes of this Agreement.

            10. Condition to Advances. Co-Lenders' obligation to make each advance under the Credit Facility shall be subject to satisfaction of each of the following additional conditions:

                        (i) No default shall have occurred and shall be
            continuing under the Credit Facility Documents.

                        (ii) All affirmative and negative covenants and
            representations and warranties contained in this Agreement and the other Credit Facility Documents and all of the other terms, covenants and conditions contained in the Credit Facility Documents shall continue to be complied with both before and after the making of each advance under the Credit Facility.

                        (iii) Agent shall be satisfied that each of the title
            insurance policies insuring the respective liens of the Mortgages will subsequent to the making of each advance under the Credit Facility (inclusive of the issuance of any Letters of Credit) continue to insure the respective liens of the Mortgages as first liens (subject only to the Permitted Title Exceptions) on each of the Properties constituting part of the collateral pool for the Credit Facility for an amount equal to the Credit Facility Outstanding after the making of each such advance under the Credit Facility, it being the intent that the respective liens of the Mortgages will at all times be insured as first liens on the Properties from time to time constituting part of the collateral pool for the Credit Facility for an amount which is at all times at least equal to the Credit Facility Outstanding from time to time and subject only to the Permitted Title Exceptions. In this regard, Borrowers shall be obligated as a condition precedent to each advance under the Credit Facility to deliver to Agent such continuations of title and endorsement to the title insurance policies insuring the respective liens of the Mortgages as may be reasonably required by Co-Lenders to evidence compliance with the provisions of this subparagraph. In making their determination as to the necessity of requiring such continuations of title and endorsements to the title insurance policies insuring the liens of the Mortgages, Co-Lenders will take into account the laws of the jurisdiction in which the Properties are located insofar as they pertain to the priority of the liens of Mortgages securing revolving credit loans over intervening liens, and whether such title policies as originally issued have acceptable revolving credit endorsements which insure the priority of future advances under the Credit Facility over intervening liens. Co-Lenders acknowledge that the title policies insuring the respective liens of the Mortgages covering the Initial Properties contain satisfactory revolving credit endorsements, and that in the absence of a change in applicable law or the occurrence in the opinion of Co-Lenders of any other material circumstance or event, Co-Lenders will not require date down endorsements with respect to these title insurance policies as a condition precedent to the making of advances under the Credit Facility, but do reserve the right to require continuation of title as a condition precedent to making such advance.

                        (iv) Borrowers acknowledge and agree that as of the date
            of this Agreement, Co-Lenders have not received final appraisals with respect to any of the Initial Properties, and, as a result, Co-Lenders are not obligated to make any advances under the Credit Facility in accordance with the provisions of this Agreement. Borrowers shall cause to be delivered to Co-Lenders not later than December 31, 1996, final "as is" appraisals with respect to the Properties in conformity with the requirements concerning appraisals generally, as set forth in paragraph 1(m) of EXHIBIT E attached hereto. As the appraised values of the Initial Properties, as set forth in such appraisals are approved by Co-Lenders (with or without downward adjustment, as the case may be) the amount available under the Credit Facility will be adjusted upward to reflect those of the Initial Properties with respect to which appraised values have been approved by Co-Lenders from time to time (with or without downward adjustment, as the case may be).


                        (v) All of the other terms and conditions set forth in
            this Agreement and the other Credit Facility Documents pertaining to advances of the Credit Facility shall have been satisfied.

            11. Readvances. The Credit Facility is intended to be a revolving credit facility. In this regard, it is understood that Borrowers shall have the right upon compliance with the conditions of this Agreement and the other Credit Facility Documents which pertain to the making of advances under the Credit Facility (including, without limitation, the requirement that all advances be evidenced and secured by the Credit Facility Documents and insured under acceptable title insurance policies) to obtain readvances of amounts from time to time applied to the reduction of the outstanding Principal Balance of the Credit Facility pursuant to the provisions of paragraphs 16, 17, 30 or 31 of this Agreement, or otherwise required or permitted to be applied in reduction of the outstanding Principal Balance of the Credit Facility in accordance with the provisions of this Agreement or the other Credit Facility Documents (including, without limitation, any portion of the outstanding Principal Balance of the Credit Facility which is prepaid in accordance with the provisions of the Credit Facility Notes and paragraph 10 of EXHIBIT B attached hereto). All sums which are applied from time to time in reduction of the outstanding Principal Balance of the Credit Facility in accordance with the provisions of this Agreement of any of the other Credit Facility Documents shall (unless otherwise agreed to the contrary by Borrowers) be deemed to have been applied first in reduction of advances of the Credit Facility made pursuant to clauses (iv) and (v) of paragraph 8 of this Agreement.

             12. Additional Properties. From time to time after the date hereof, Borrowers shall have the right to request that one or more Additional Properties be included in the collateral pool for the Credit Facility. If Borrowers wish to submit an Additional Property for inclusion in the collateral pool for the Credit Facility, Borrowers shall notify Agent in writing of their desire to do so at least forty five (45) days prior to the date upon which Borrowers wish to include such Additional Property in the collateral pool for the Credit Facility, and shall at Borrowers' sole cost and expense cause all of the terms and conditions of the Commitment which pertained to the inclusion of the Initial Properties in the original collateral pool for the Credit Facility to be satisfied with respect to the Additional Property, all with the same force and effect as if the Additional Property had constituted part of the original collateral pool for the Credit Facility (including, without limitation, the terms and conditions more particularly set forth in EXHIBIT E attached hereto). An Additional Property shall not be included in the collateral pool for the Credit Facility unless (i) all of the aforesaid terms and conditions are met to the satisfaction of Co-Lenders, (ii) the Additional Property shall in the opinion of Co-Lenders be at least comparable in quality to the Initial Properties constituting part of the original collateral pool for the Credit Facility, (iii) all of the affirmative and negative covenants and all of the representations and warranties contained in this Agreement and the other Credit Facility Documents and all of the other terms, covenants and provisions of the Credit Facility Documents shall continue to be complied with after the inclusion of the Additional Property in the collateral pool for the Credit Facility, and
(iv) the inclusion of the Additional Property in the collateral pool for the Credit Facility is otherwise approved by Co-Lenders holding in the aggregate not less than 100% of the undivided Total Credit Facility Percentage Interests, it being agreed that Co-Lenders shall in no event or under any circumstance have any liability to Borrowers or any other person, party or entity as the result of their decision not to accept an Additional Property for inclusion in the collateral pool for the Credit Facility. In addition to the foregoing, if Borrowers' interest in an Additional Property is a leasehold, such Additional Property will not be accepted for inclusion in the collateral pool for the Credit Facility unless the ground lease creating such leasehold estate is, in the opinion of Co-Lenders, financeable and the terms of such ground lease shall otherwise be approved by Co-Lenders. Agent shall inform Borrowers within fifteen
(15) days after submission by Borrowers of all of the Required Due Diligence Materials for an Additional Property as to whether the Additional Property has been approved for inclusion in the collateral pool for the Credit Facility by Co-Lenders holding in the aggregate not less than 100% of the undivided Total Credit Facility Percentage Interests. If an Additional Property is so approved for inclusion in the collateral pool for the Credit Facility, the Appraised Value of such Additional Property will be equal to the appraised value of the Additional Property, as set forth in the appraisal obtained with respect to such Additional Property pursuant to the provisions of paragraph 1(m) of EXHIBIT E attached to this Agreement, if the fair market value of such Additional Property, as set forth in such appraisal, is approved without adjustment by Co-Lenders holding in the aggregate not less than two thirds (2/3) of the undivided Total Credit Facility Percentage Interests. If the fair market value of such Additional Property as set forth in such appraisal is approved with downward adjustment in value by Co-Lenders holding in excess of one third (1/3) of the undivided Total Credit Facility Percentage Interests, the Appraised Value of such Additional Property shall be the Weighted Average Adjusted Appraised Value of such Additional Property. The "Weighted Average Adjusted Appraised Value" of such Additional Property shall be determined by Agent and shall be equal to the weighted average (i.e., on the basis of the respective undivided Total Credit Facility Percentage Interest held by each Co-Lender) of the fair market value of such Additional Property, as respectively approved (with or without adjustment, as the case may be) by each individual Co-Lender.

            13. Loan to Value Requirement. In no event will the aggregate Credit Facility Outstanding at any given time during the term of the Credit Facility exceed sixty percent (60%) of the aggregate Approved Value of the Properties from time to time constituting part of the collateral for the Credit Facility (the "Loan to Value Requirement"). The "Approved Value" of a particular Property constituting part of the collateral pool for the Credit Facility (A) shall during the first year of the inclusion of such Property in the collateral pool for the Credit Facility be equal to the Appraised Value of such Property, as determined by appraisal in accordance with the provisions of this Agreement, and
(B) shall subsequent to the first anniversary of the date of the inclusion of such Property in the collateral pool for the Credit Facility be equal to the Capitalization Rate Value of such Property. The "Capitalization Rate Value" of a Property constituting part of the collateral pool for the Credit Facility shall be equal to the aggregate Cash Flow of such Property for the four calendar quarters preceding the date of each determination of the Capitalization Rate Value of such Property divided by a capitalization rate of 10.5%. "Cash Flow" of a particular Property constituting part of the collateral pool for the Credit Facility for any given four calendar quarters shall mean the earnings (i.e., gross revenues less expenses) of such Property (based upon GAAP) for such four calendar quarters before depreciation, amortization, interest expense and income taxes less an annual capital and leasing reserve of fifty cents ($.50) per square foot, it being understood that in determining the expenses of such Property the management fees for such Property shall be deemed for the purposes of this calculation to be the higher of actual management fees for such period of time or three percent (3%) of the gross revenues of such Property for such four calendar quarters. If at any time the Loan to Value Requirement shall cease to be satisfied, Borrowers shall within ten (10) business days after demand by Agent either (i) pay the outstanding Principal Balance of the Credit Facility down by an amount sufficient to restore compliance with the Loan to Value Requirement, or (ii) deliver to Agent additional collateral for the Credit Facility consisting of unencumbered improved property which is satisfactory in all respects to Co-Lenders and sufficient in the opinion of Co-Lenders to restore compliance with the Loan to Value Requirement.

            14. Updated Appraisals. Co-Lenders shall have the right in their discretion to commission updated appraisals or interim valuations with respect to the Properties from time to time constituting part of the collateral pool for the Credit Facility (i) with respect to a particular Property, if Co-Lenders, in the exercise of their sole and absolute discretion, believes that there has been a material reduction in the value of such Property (including, without limitation, by reason of fire or other casualty or by reason of condemnation) and (ii) upon the occurrence of an Event of Default and for so long as any such Event of Default shall continue. All costs incurred in connection with any updated appraisal or interim valuation required under this paragraph shall be borne by Borrowers, shall be paid by Borrowers within ten (10) days after request by Agent, and shall constitute part of the Debt. The obligation of Borrowers to pay the aforementioned appraisal costs pursuant to this paragraph shall be secured by the Mortgages and the other Credit Facility Documents.

            15. Collateral. The Credit Facility Notes shall be secured on a pari passu basis with each other inter alia by the Mortgages and the Assignments of Leases and Rents. Each Mortgage shall be substantially in the form of the mortgage or deed of trust attached hereto as EXHIBITS G and H respectively, and each Assignment of Leases and Rents shall be substantially in the form attached hereto as EXHIBIT I, with such changes therein as may be necessary (i) to reflect the interests in the Property or other Collateral to be encumbered thereby and the ownership thereof, (ii) to adapt the same to the laws of the particular jurisdiction in which the Property or other Collateral to be encumbered thereby is located, and (iii) to reflect the specific terms and conditions which are applicable thereto, including, without limitation, any necessary changes as may be reasonably required by Co-Lenders. Notwithstanding anything to the contrary contained in this Agreement, it is understood that the portion of the principal balance of the Credit Facility secured by a Mortgage covering a Property which is located in a state with a substantial mortgage recording, stamp, documentary, intangible or other comparable tax (and which does not permit allocation of debt secured by blanket mortgages and deeds of trust in multi-state transactions) will be limited to an amount equal to 125% of the Appraised Value of such Property. Any Mortgage which is limited in principal amount secured in accordance with the provisions of the preceding sentence shall otherwise secure one hundred (100%) percent of all interest and sums (other than principal) which may or shall become due and payable in respect of the Credit Facility in accordance with the provisions of the Credit Facility Documents. In addition to the foregoing, and as a condition precedent to the closing of the Credit Facility, (i) Guarantors shall execute and deliver the Guaranty of Payment in the form of EXHIBIT J attached hereto, and (ii) Borrowers and Guarantors shall execute and deliver the Hazardous Material Guaranty and Indemnification Agreement in the form of EXHIBIT K attached hereto.

            16. Sale of Property. A Property constituting part of the collateral for the Credit Facility and other property owned by Borrowers and not constituting part of the collateral pool for the Credit Facility may be sold with the prior approval of Co-Lenders, which approval will not be unreasonably withheld or delayed, provided that (i) such sale is an arms length bona fide sale, (ii) no default has occurred and is continuing under the Credit Facility Documents, (iii) the Loan to Value Requirement, the Minimum Debt Service Coverage Ratio, the Supplemental Debt Service Coverage Ratio, the Fixed Charge Coverage Ratio and the Debt-to-Tangible Net Worth Requirement shall continue to be maintained and satisfied after any such release, (iv) if the property being sold is a Property constituting part of the collateral pool for the Credit Facility, the outstanding Principal Balance of the Credit Facility shall be reduced by an amount equal to greater of (x) 100% of the net proceeds (i.e, gross sales proceeds less usual and ordinary arms-length third party costs and expenses actually incurred by Borrowers in connection with such sale, as substantiated by evidence reasonably satisfactory to Co-Lenders) realized on the sale of such Property, and (y) 60% of the Approved Value of such Property as of the date upon which a binding contract for the sale of such Property has been entered into (so long as such sale occurs within 180 days after such contract is entered into, it being agreed that if such sale occurs more than 180 days after such contract is entered into the Approved Value of such Property as of the date of sale shall be utilized), (v) if property being sold does not constitute part of the collateral pool for the Credit Facility, 100% of the net proceeds (i.e, gross sales proceeds less usual and ordinary arms-length third party costs and expenses actually incurred by Borrowers in connection with such sale, as substantiated by evidence reasonably satisfactory to Co-Lenders) realized on the sale of such property shall be applied first to the payment of the Other Secured Debt, if any, encumbering such property and which is payable to unrelated third parties, and next to the reduction of the outstanding Principal Balance of the Credit Facility before being used for any other purpose, (vi) Co-Lenders shall be of the reasonable opinion that the sale of any such Property constituting part of the collateral pool for the Credit Facility will not have a material adverse effect on the value, quality, composition or character of the remaining Properties in collateral pool for the Credit Facility, and (vii) all of the terms, covenants, conditions, representations and warranties contained in the Credit Facility Documents shall continue to be complied with after any such sale. If a Property constituting part of the collateral pool for the Credit Facility is sold in compliance with the provisions of this paragraph, Co-Lenders shall authorize Agent to release such Property from the lien of the Mortgage and other Credit Facility Documents encumbering such Property contemporaneously with the sale of such Property.

            17. New Debt or Equity Offering. The net cash proceeds of any new debt or equity offering by Borrowers or their respective subsidiaries or Affiliates shall (unless otherwise agreed to by Co-Lenders in the exercise of their sole and absolute discretion) be applied first to the reduction of the outstanding Principal Balance of the Credit Facility before being used for any other purpose. The net proceeds of any new debt or equity offering by BRT may first be contributed by BRT to BOP so long as the full amount of such net proceeds shall immediately upon receipt by BOP be applied in accordance with the preceding sentence.

            18. Restrictions on Transfer and Further Encumbrance. Except as otherwise expressly provided to the contrary in the Credit Facility Documents, no part of the Properties nor any interest of any nature whatsoever therein (whether legal or beneficial or whether held directly or indirectly), nor any interest of any nature whatsoever in Borrowers (whether partnership, stock, equity, beneficial, profit, loss or otherwise or whether held directly or indirectly, other than stock of BRT and limited partnership interests in BOP issued to transferring persons, parties or entities as partial or total consideration for the transfer of properties to BOP and irrespective of whether constituting part of the collateral pool for the Credit Facility), shall in any manner be further encumbered, sold, transferred, assigned or conveyed, or permitted to be further encumbered, sold, transferred, assigned or conveyed without the prior consent of Co-Lenders, which consent in any and all circumstances may be withheld in the sole and absolute discretion of Co-Lenders. The provisions of the foregoing sentence of this paragraph shall apply to each and every such further encumbrance, sale, transfer, assignment or conveyance, regardless of whether or not Co-Lenders have consented to, or waived by their action or inaction their rights hereunder with respect to, any such previous further encumbrance, sale, transfer, assignment or conveyance, and irrespective of whether such further encumbrance, sale, transfer, assignment or conveyance is voluntary, by reason of operation of law or is otherwise made. Until the Debt has been paid in full, and unless otherwise consented to the contrary by Co-Lenders in the exercise of their sole and absolute discretion, (i) not less than a 75% interest in BOP shall at all times be owned and controlled by BRT, and which interest shall at all times remain unencumbered other than by the Credit Facility Documents, (ii) the sole general partner of BOP shall at all times be BRT and BRT shall not encumber, sell, transfer, assign or convey its general partner interest in the BOP, other than by the Credit Facility Documents, (iii) not less than the present interest held either directly or indirectly by BRT and/or BOP in each BRT/BOP Limited Partnership which owns an Initial Property shall at all times continue to be owned and controlled by BRT and/or BOP, which interest in each such BRT/BOP Limited Partnership shall at all times remain unencumbered except by the Credit Facility Documents, and (iv) the management and day to day operations of BRT, BOP and each BRT/BOP Limited Partnership shall at all times be under the active control of BRSC, or another management company of comparable experience and credentials and which is otherwise reasonably acceptable to Co-Lenders. Nothing contained in this paragraph or elsewhere in this Agreement or the other Credit Facility Documents shall be deemed or construed to restrict in any manner whatsoever BRT's ability to issue any common stock or beneficial shares of beneficial interests in BRT, or the transferability of shares in BRT or limited partnership units in BOP, or BOP's ability to issue additional limited partnership units in accordance with the provisions of its agreement of limited partnership, it being agreed that additional partnership units in BOP will only be issued as consideration in whole or in part for properties being acquired by Borrowers in compliance with the provisions of this Agreement. In addition, and upon prior notice to Co-Lenders, WOP and the ownership of its assets may be consolidated into BOP and/or any one or more of the BRT/BOP Limited Partnerships and the ownership of their respective assets may be consolidated into BOP, in each case pursuant to documents and procedures which are in form and substance reasonably satisfactory to Co-Lenders.

            19. Commitment Fee. In consideration of Co-Lenders extending to Borrowers the Credit Facility in accordance with the provisions of the Credit Facility Documents, Borrowers shall pay to Co-Lenders on the date of execution and delivery of this Agreement, and as a condition precedent to the first advance of the Credit Facility, a commitment fee (the "Commitment Fee") of $600,000, which Commitment Fee shall be divided pro rata between Co-Lenders, shall be deemed earned in full by Co-Lenders upon payment by Borrowers, and shall in no event be refundable in whole or in part.

            20. Administrative Fees. In consideration of the administration and maintenance of the Credit Facility, Borrowers shall pay to (i) Agent an annual administration fee for the Credit Facility equal to $35,000 per annum (the "Credit Facility Administration Fee"), which Credit Facility Administration Fee shall be payable by Borrowers, in advance, on the date of execution and delivery of this Agreement and on the first anniversary date thereof and shall be deemed earned in full by Agent upon payment. The Credit Facility Administration Fee shall constitute part of the Debt and the obligation of Borrowers to pay the Credit Facility Administration Fee pursuant to this paragraph shall be secured by the Mortgages and the other Credit Facility Documents.

            21. Fee on Unused Portion of Credit Facility. Borrowers shall pay a fee (the "Unused Facility Fee") on the Unused Portion of the Credit Facility, which Unused Facility Fee shall be payable quarterly in arrears, shall be calculated separately for each calendar quarter or portion thereof during the term of the Credit Facility on the basis of the actual number of days elapsed over a 360 day year and on the basis of the daily weighted average of the Unused Portion of the Credit Facility, and shall equal 1/8% per annum from the date of this Agreement to and including March 31, 1997, and shall, effective April 1, 1997, and thereafter equal 1/4% per annum. The Unused Facility Fee shall be payable to Agent and shall be distributed by Agent to the Co-Lenders in accordance with their respective daily weighted average Credit Facility Percentage Interests during the calendar quarter or portion thereof with respect to which the same is payable. The Unused Facility Fee shall constitute part of the Debt and the obligation of Borrowers to pay the Unused Facility Fee pursuant to this paragraph shall be secured by the Mortgages and the other Credit Facility Documents.

            22. Representations and Warranties. Borrowers hereby represent and warrant to Co-Lenders as follows:

                        (a) BOP is and will continue to be a limited partnership
            duly organized, validly existing and in good standing under the laws of the State of Delaware; BRT is and will continue to be a real estate investment trust duly organized, validly existing and in good standing under the laws of the State of Maryland and is and will at all times continue to maintain its tax status as a REIT under
            Section 856 of the Internal Revenue Code; each BRT/BOP Limited Partnership is and will continue to be a limited partnership duly formed, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania; WOP is and will continue to be a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware; BRP is and will continue to be a general partnership duly formed, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania; BRC and BHI are and will continue to be corporations duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania; each Borrower and each Guarantor is and will continue to be duly licensed and qualified as a foreign partnership, corporation or otherwise in each jurisdiction in which a Property is located or failure to be qualified or licensed would have a materially adverse effect on any Borrower, any Guarantor, any Property or other Collateral or on the business, assets, operations, property or financial or other condition of any Borrower or Guarantor; each Borrower has and will continue to have all requisite power and authority to borrow under the Credit Facility and to execute and deliver, and to observe and perform all of its obligations under, this Agreement and the other Credit Facility Documents; each Guarantor has and will continue to have all requisite power and authority to execute and deliver, and to observe and perform all of its obligations under the Credit Facility Documents; BRT has and will continue to have all requisite power and authority to be the sole general partner of BOP and a general partner of BRP (unless and until such general partnership interest is transferred by BRT to BOP) and to execute and deliver on behalf of BOP, as its sole general partner, and on behalf of BRP, as one of its general partners, all of the Credit Facility Documents, and to observe and perform all of its obligations, as the sole general partner of the BOP and as one of the general partners of BRP (unless and until such general partnership interest is transferred by BRT to
            BOP), under the Credit Facility Documents; BHI has and will continue to have all requisite power and authority to be the sole general partner of WOP and to execute and deliver on behalf of WOP, as its sole general partner, all of the Credit Facility Documents, and to observe all of its obligations, as the sole general partner of WOP under the Credit Facility Documents, BOP has and will continue to have all requisite power and authority to be the sole general partner of those of the BRT/BOP Limited Partnership in which it is currently the sole general partner (i.e., C/N Leedom Limited Partnership II and C/N Iron Run Limited Partnership III) and to execute and deliver on behalf of each such BRT/BOP Limited Partnership, as its sole general partner, all of the Credit Facility Documents, and to observe and perform all of its obligations, as the sole general partner of each such BRT/BOP Limited Partnership, under the Credit Facility Documents; WOP has and will continue to have all requisite power and authority to be the sole general partner of those of the BRT/BOP Limited Partnership in which it is currently the sole general partner (i.e., LC/N Horsham Limited Partnership, LC/N Keith Valley Limited Partnership I, Nichols Lansdale Limited Partnership III, Newtech III Limited Partnership, Newtech IV Limited Partnership, C/N Oaklands Limited Partnership I and Fifteen Horsham, L.P.) and to execute and deliver on behalf of each such BRT/BOP Limited Partnership, as its sole general partner, all of the Credit Facility Documents, and to observe and perform all of its obligations, as the sole general partner of each such BRT/BOP Limited Partnership, under the Credit Facility Documents; and each Borrower and each Guarantor has and will continue to have all requisite power and authority to own their respective assets and property and to carry on the business in which they are engaged.

                        (b) The execution, delivery and performance by Borrowers
            of this Agreement and the other Credit Facility Document, the borrowings by the Borrowers under the Agreement and the other Credit Facility Documents, and the execution, delivery and performance by Borrowers, and by BRT, individually and as the sole general partner of BOP and as a general partner of BRP, and by BHI, as the sole general partner of WOP, and by BOP, individually and as the sole general partner of those of the BRT/BOP Limited Partnership in which it is the sole general partner (i.e., C/N Leedom Limited Partnership II and C/N Iron Run Limited Partnership III), and by WOP individually, and as the sole general partner of the BRT/BOP Limited Partnership in which it is the sole general partner (i.e., LC/N Horsham Limited Partnership, LC/N Keith Valley Limited Partnership I, Nichols Lansdale Limited Partnership III, Newtech III Limited Partnership, Newtech IV Limited Partnership, C/N Oaklands Limited Partnership I and Fifteen Horsham, L.P., and by Guarantors of all other agreements and instruments (not mentioned above) to be executed and delivered by them pursuant hereto or thereto or in connection herewith or therewith, have been or will be duly authorized by all necessary corporate action (including any necessary stockholder action), partnership action or other action on the part of each of them, and do not and will not
            (i) violate (A) any provision of any law, rule, regulation, order, writ, judgment, decree, determination or award presently in effect having applicability to any Borrower or Guarantor of any of the organizational documents of any Borrower or Guarantor, or (B) any indenture, agreement or other instrument to which any Borrower or Guarantor is a party, or by which any Borrower or Guarantor or any of their respective property or assets is bound, except in cases where such violation will not have a materially adverse effect on any Property, any other Collateral or on the business, assets, operations, property or financial or other condition of any Borrowers or Guarantor, or (ii) be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, except in cases where such conflict, breach or default will not have a materially adverse effect on any Property, any other Collateral or on the business, assets, operations, property or financial or other condition of any Borrower or Guarantor, or (iii) result in or require (except as specifically contemplated by this Agreement) the creation or imposition of any lien of any nature upon any of the assets or property of any Borrower or Guarantor. This Agreement has been duly executed and constitutes, and (when executed and delivered by Borrowers and/or Guarantors, as applicable) each other Credit Facility Document now or hereafter executed and delivered by Borrowers and/or the Guarantors pursuant hereto or thereto or in connection herewith, or therewith, will each constitute the legal, valid and binding obligation of Borrowers and/or Guarantors respectively, enforceable against them in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally and by moratorium laws from time to time in effect. No authorization, consent, approval, license or formal exemption from, nor any filing, declaration or registration with, any court, governmental agency or regulatory authority (Federal, state, local or foreign), including, without limitation, the Securities and Exchange Commission, or with any securities exchange, is required by Borrowers or Guarantor in connection with the making and performance by Borrowers of this Agreement or the Facility Notes or with respect to the borrowings hereunder or for the execution, delivery and performance by Borrowers and Guarantors of the other Credit Facility Documents, except for those already obtained or completed.

                        (c) When duly recorded or filed in the appropriate
            public records, the Mortgages and the Financing Statements shall each create in the Co-Lenders, valid and perfected first liens upon the property subject thereto and no further action will be required to perfect such liens. The representations in this subparagraph are limited to Borrowers' review of the title policies insuring the respective liens of the Mortgages and their own actual knowledge.

                        (d) The December 31, 1995, audited consolidated
            financial statements and the December 31, 1995 annual unaudited consolidating financial statements of Borrowers previously delivered by Borrowers to Co-Lenders are correct in all material respects and fairly set forth the financial condition of Borrowers, respectively, as of December 31, 1995, and the results of Borrowers' respective operations and changes in respective financial position for the period then ended, all in accordance with GAAP. Since December 31, 1995, there has not occurred any material adverse change in the business, assets, operations, property or financial or other condition of Borrowers.

                        (e) All quarterly consolidated and consolidating
            unaudited financial statements for the calendar quarter ending September 30, 1996 of Borrowers previously delivered by Borrowers to Co-Lenders are correct in all material respects and fairly set forth the financial condition of Borrowers, as of the dates set forth therein, and the results of Borrowers' operations and changes in Borrowers' respective financial position for the period then ended, all in accordance with GAAP. Since the date of such statements delivered by Borrowers, there has not occurred any material adverse change in the business, assets, operations, property or financial or other condition of Borrowers.

                        (f) All quarterly unaudited individual and consolidated
            operating statements and all annual individual and consolidated operating statements previously delivered by Borrowers to Co-Lenders with respect to the Initial Properties are correct in all material respects and fairly set forth the operating results of the Initial Properties as of the dates set forth therein, and the results of each Initial Property's respective operations and changes in each Initial Property's operating activities for the period then ended. Since the date of such statements, there has not occurred any material adverse change in the operations of any Initial Property.

                        (g) Except as set forth on Schedule 1 attached to this
            Agreement, there are no actions, suits or proceedings pending or, to the best knowledge of Borrowers, threatened against any Borrower, any Guarantor or any of their respective properties or assets by or before any court or any Federal, state, local, foreign or other governmental agency or regulatory authority which, in the reasonable judgment of Borrowers, after consultation with counsel, would have or could reasonably be expected to have a materially adverse effect on any Property or any other Collateral or on the business, assets, operations, property or financial or other condition of any Borrower or Guarantor or would or could reasonably be expected to materially impair the ability of any Borrower or Guarantor to perform their respective obligations under this Agreement, the Facility Notes and the other Credit Facility Documents, or would otherwise be required to be reported under applicable Federal or state securities laws.

                        (h) Borrowers own fee title to, or a leasehold estate
            in, or other title or ownership interest in all their respective properties and assets including, without limitation, the properties and assets reflected on the audited consolidated financial statements referred to in subparagraph (d) above and assets and properties acquired since December 31, 1995.

                        (i) Borrowers own fee title to all of the Initial
            Properties (other than Delaware Corporate Center with respect to which BOP's interest is a leasehold estate). The fee title to and leasehold estates in the Properties are and will continue to be owned and held by Borrowers free and clear of all liens and monetary encumbrances of any nature whatsoever (except for the Permitted Title Exceptions). For those Properties with respect to which Borrowers holds leasehold estates, the Ground Leases are in full force and effect and no event has occurred, which but for the passage of time or notice, or both, would constitute a default under any Ground Lease, and no action has commenced and no notice has been given or received for the purposes of terminating any Ground Lease. All non-monetary encumbrances affecting the Properties will either benefit the Properties or will enhance the integrated use, operation and management of the Properties or will not otherwise have a materially adverse effect on the title, ownership, value, use or operation of any of the Properties.

                        (j) Each Borrower and Guarantor has filed or caused to
            be filed all United States and state income tax returns which are required to be filed and has paid or caused to be paid all taxes shown on such returns or on any assessment made against it, except in cases where such a failure to file or to pay would not have a materially adverse effect on any Property, any other Collateral or on the business, assets, operations, property or financial or other condition of any Borrower or Guarantor. Each Borrower and Guarantor has filed or caused to be filed all United States, state, local and foreign tax returns (other than income tax returns) which are required to be filed and has paid or caused to be paid all taxes shown on such returns or on any assessment made against it and all other taxes, fees or other charges imposed on it by any governmental authority, agency or instrumentality which have become due and payable (other than taxes, assessments, fees and other charges the validity or amount of which is being contested in good faith by appropriate proceeding [and otherwise in compliance with the general requirements for contesting Taxes, as more specifically set forth in paragraph 29 of this Agreement] or the failure to pay which would not have a materially adverse effect on any Property, any other Collateral or on the business, assets, operations, property or financial or other condition of any Borrower or Guarantor). No tax liens have been filed against any Borrower or Guarantor or against their respective assets and property (other than those the validity or amount of which is being contested in good faith by appropriate proceedings [and otherwise in compliance with the general requirements for contesting Taxes, as more specifically set forth in paragraph 29 of this Agreement] or the foreclosure of which would not have a materially adverse effect on any Property, any other Collateral or on the business, assets, operations, property or financial or other condition of any Borrower or Guarantor), and no material claims are being asserted in respect of any taxes (other than those being contested as aforesaid or those that are not material as aforesaid).

                        (k) Neither any Borrower, nor any Guarantor is in
            default in any respect under or in respect of any contract, agreement or other instrument to which it is a party or by which it or its property or assets may be bound, except in cases where such default has no materially adverse effect on any Property, any other Collateral or on the business, assets, operations, property or financial or other condition of any Borrower or Guarantor. No Event of Default described in paragraph 43 hereof has occurred and is continuing and no event has occurred which but for notice, lapse of time, or both, would constitute an Event of Default. Neither any Borrower, nor any Guarantor is in default under any order, judgment, award or decree of any court, arbitrator or other governmental authority binding upon or affecting it or by which any of its property or assets may be bound or affected, except in cases where such default has no materially adverse effect on any Property, any other Collateral or on the business, assets, operations, property or financial or other condition of any Borrower or Guarantor, and no such order, judgment, award or decree materially adversely affects the ability of any Borrower or Guarantor to carry on its business as now conducted or the ability of any Borrower or Guarantor to perform their respective obligations under this Agreement, the Facility Notes and the other Credit Facility Documents.

                        (l) Each Borrower and Guarantor maintains with
            financially sound and reputable insurance companies, with premiums at all times currently paid, property and casualty insurance upon fixed assets and inventories, public liability insurance, fidelity bond coverage, business interruption insurance, and all insurance required by law, all in form and amounts required by law and customary to the respective natures of their businesses and properties, and including, without limitation, the Insurance Policies required pursuant to paragraph 30 of this Agreement, except in cases where failure to maintain such insurance will not have or potentially have a materially adverse effect on any Property, any other Collateral or on the business, assets, operations, property or financial or other condition of any Borrower or Guarantor.

                        (m) Neither this Agreement, any other Credit Facility
            Document nor any document, financial statement, report, notice, schedule, certificate, statement or other writing furnished to or to be furnished to Co-Lender by any Borrower or Guarantor in connection with the Credit Facility or otherwise in connection with the transaction contemplated hereby, contains or will contain any untrue or misleading statement of, or omission of, any material fact as of the date upon which the same is so furnished.

                        (n) All of the Properties and their use comply and will
            continue to comply in all material respects with all applicable zoning resolutions, building codes, fire safety, subdivision and other applicable laws, rules and regulations including, without limitation, and to the best knowledge of Borrowers (which knowledge is based solely upon reports of the inspecting engineers who have prepared structural and engineering reports with respect to Properties) the Americans with Disabilities Act.

                        (o) No portion of any Property nor any improvements
            located on any Premises which are material to the operation, use or value of a Property are damaged or injured in any material respect as a result of any fire, explosion, accident, flood or other casualty.

                        (p) Except for the Ground Leases, the Leases described
            on Schedule 2 attached to this Agreement and the other leases described on Schedule 3 attached to this Agreement, there are no other leases, management and/or leasing agreements for, concerning or with respect to any of the Properties or any portions thereof, including any personal property located thereon.

                        (q) No condemnation or eminent domain proceeding has
            been commenced or to the knowledge of Borrowers is threatened against any Property.

                        (r) Borrowers have no knowledge of any notices of any
            violation of Federal law or municipal ordinances or orders or requirements of the States in which the Properties are located or any municipal department or other governmental authority which remain uncured.

                        (s) There exists no default by any Borrower under any
            deed of trust, mortgage, pledge or other security agreement affecting any Property or any other Collateral, or any portion thereof, or under any Material Agreement pertaining to any Property, or by which any portion of any of the Properties or the other Collateral may be bound, except where such default does not and will not have a material adverse effect on any Property, or any other Collateral or on the business, assets, operations, property or financial or other condition of any Borrower or Guarantor.

                        (t) Neither any Borrower nor any Guarantor is engaged in
            the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation G or U of the Board of Governors of the Federal Reserve System of the United States). No part of the proceeds of any advance made under the Credit Facility will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for the purpose of repaying any loan the proceeds of which were used for such purpose. If requested by Agent, Borrowers will furnish to Agent a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in said Regulation U. No part of the proceeds of any advance made under the Credit Facility will be used for any purpose that violates, or which is inconsistent with, the provisions of Regulation G, T, U or X or any other regulation of the Board of Governors of the Federal Reserve System of the United States.

                        (u) Neither any Borrower nor any Guarantor has taken any
            action which would cause it to become an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA"), or a "governmental plan" as defined in Section 3(32) of ERISA, or a "plan" as defined in Section 4975(e)(1) of the Internal Revenue Code, or which would cause its assets to become "plan assets" as defined in 29 C.F.R. Section 2510.3-101.

                        (v) The proceeds of any and all advances under the
            Credit Facility shall be used for the purposes set forth in paragraph 8 of this Agreement and for no other purposes.

                        (w) BRT and BOP taken as a whole are each, and after
            giving effect to all of the transactions contemplated by this Agreement and the other Credit Facility Documents, will each continue to be, in a solvent condition. As used herein, "solvent" means, when used with respect to any Person, that (i) the present fair saleable value of such Person's assets is in excess of the total amount of its liabilities (including contingent liabilities);
            (ii) such Person is able to pay its debts as they become due; and
            (iii) such Person does not have unreasonably small capital to carry on such Person's business as theretofore operated and all businesses in which such Person is about to engage.

                        (x) Each Borrower is not, and will by such acts as may
            be necessary, continue not to be, an investment company within the meaning of the Investment Company Act of 1940.

                        (y) No Borrower is a "holding company" or a "subsidiary
            company" of a "holding company," or an "affiliate" of a "holding company," or of a "subsidiary company" of a "holding company," within the definitions of the Public Utility Holding Company Act of 1935, as amended.

                        (z) Borrowers have dealt with no brokers in connection
            with the Credit Facility, and no brokerage fees or commissions are payable by or to any Person in connection with this Agreement or the Credit Facility. Co-Lenders shall not be responsible for the payment of any fees or commissions to any broker and Borrowers shall indemnify, defend and hold Co-Lenders harmless from and against any claims, liabilities, obligations, damages, costs and expenses (including reasonable attorneys' fees and disbursements) made against or incurred by Co-Lenders as a result of claims made or actions instituted by any broker or Person claiming by, through or under Borrowers in connection with the Credit Facility.

                        (aa) No aspect of any of the transactions contemplated
            herein violate or will violate any usury laws or laws regarding the validity of agreements to pay interest in effect on the date hereof.

                        (bb) No Borrower is a "foreign person" within the
            meaning of Section 1445 or 7701 of the Internal Revenue Code.

                        (cc) No Borrower uses a trade name and no Borrower has
            conducted or presently conducts business under any name other than its actual name set forth herein. The principal place of business of each Borrower is as stated in the recitals hereto.

The representations and warranties of Borrowers under this paragraph shall be deemed to be continuing representations and warranties which may at all times during the term of the Credit Facility be relied upon by Co-Lenders (and each Participant) unless Agent shall have been informed by Borrowers of any change in fact or circumstance which would affect the continuing accuracy of the representations and warranties set forth in this paragraph. Borrowers shall promptly inform Agent (but in no event later than five (5) business days after Borrowers shall have actual knowledge thereof) of the occurrence of any fact, circumstance or event which would change or materially affect in any way the continuing accuracy of the representations and warranties set forth in this paragraph or which would render any such representation or warranty inaccurate or false in any material respect.

            23. Covenants. Borrowers shall observe and perform and shall cause Guarantors to observe and perform, as applicable, at all times during the term of the Credit Facility the following covenants:

                        (a) BRT and BOP shall at all times during the term of
            the Credit Facility maintain a net worth (i.e. value of total assets less total liabilities, as determined on the basis of generally accepted accounting principles consistently applied) of at least the aggregate of $100,000,000 plus ninety (90%) percent of the net proceeds (i.e., after the expenses incurred in connection with such offerings) of all equity offerings by BRT or BOP after the date of this Agreement. In determining the aforesaid net worth, Co-Lenders shall give credit to the issued and outstanding Series A Convertible Preferred Stock held by the Voting Trust dated November 6, 1996 for the benefit of the Commonwealth of Pennsylvania State Employes Retirement System.

                        (b) In the case of BRT, do or cause to be done all
            things necessary to preserve, renew and keep in full force and effect its existence as a real estate investment trust and its tax status as a REIT under Section 856 of the Internal Revenue Code.

                        (c) Comply in all material respects with, and do or
            cause to be done all things necessary to preserve, renew and keep in full force and effect, its material rights, licenses, permits and franchises and the rights and franchises, pertaining to or comprising part of the Properties or the other Collateral unless the failure to do so does not have a material adverse effect on any Property or any other Collateral or on the business, assets, operations, property or financial or other condition of any Borrower or Guarantor; comply with all laws, rules and regulations applicable to it except where the failure to do so does not have a material adverse effect on any Property or any other Collateral or on the business, assets, operations, property or financial or other condition of any Borrower or Guarantor; at all times maintain and preserve all property used or useful in the conduct of its business and keep the same in good repair, working order and condition, and from time to time make, or cause to be made, all repairs, renewals and replacements thereto, so that the business carried on in connection therewith may be properly conducted at all times except where the failure to do so does not have a material adverse effect on any Property or any other Collateral or on the business, assets, operations, property or financial or other condition of any Borrower or Guarantor;

                        (d) Keep its insurable properties adequately insured at
            all times; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses; maintain in full force and effect public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it in such amount as it shall reasonably deem necessary; and maintain such other insurance as may be required by law.

                        (e) Borrowers (i) shall comply in all material respects
            with the requirements of, and to the extent within Borrowers' control, maintain, preserve, enforce and renew rights of way, easements, grants, privileges, licenses and restrictive covenants which from time to time affect or pertain to the whole or any portion of a Property, (ii) shall not modify, amend or terminate any rights of way, easements, grants, privileges, licenses or restrictive covenants which from time to time affect or pertain to the whole or any portion of a Property, and (iii) shall not without obtaining the prior consent of Co-Lenders (which consent shall not be unreasonably withheld or delayed) modify, amend or terminate, or surrender any of its rights under, any of such rights of way, easements, grants, privileges, licenses or restrictive covenants, unless, with respect to a modification or amendment referred to in clauses (ii) and (iii) only, such modification or amendment would not have an adverse effect on any

            Property, any other Collateral or on the business, assets, operations, property or financial or other condition of any Borrower or Guarantor.

                        (f) Borrowers shall at all times comply with and shall
            cause the Properties to continue to comply with all existing and future governmental laws, orders, ordinances, rules and regulations affecting the Properties, or any portion thereof or the use thereof, except where the failure to do so does not have a material adverse effect on any Property or any other Collateral or on the business assets, operations, property, financial or other condition of any Borrower or Guarantor.

                        (g) Promptly repair, replace or rebuild any part of a
            Property which may be damaged or destroyed by fire or other property hazard or casualty (including any fire or other property hazard or casualty for which insurance was not obtained or obtainable) or which may be affected by any taking by any public or quasi-public authority through eminent domain or otherwise, and shall complete and pay for, within a reasonable time, any portion of any Property which is at any time in the process of renovation or repair.

                        (h) Observe and perform each and every term to be
            observed or performed by Borrowers pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Properties, except where the failure to do so does not have a material adverse effect on any Property or any other Collateral or on the business, assets, operations, property or financial or other condition of any Borrower or any Guarantor.

                        (i) Observe and perform, and cause to be observed and
            performed, all of the terms, covenants and provisions contained in the Credit Facility Documents.

                        (j) Borrowers will not, without obtaining the prior
            consent of Co-Lenders, initiate, join in or consent to any private restrictive covenant, zoning ordinance, or other public or private restrictions, limiting or adversely affecting the uses which may be made of the Properties or any part thereof.

                        (k) Pay all of its indebtedness and obligations promptly
            and in accordance with their terms (other than such indebtedness and obligations, the validity or amount of which is being contested in good faith by appropriate proceeding [and otherwise in compliance with the general requirements for contesting Taxes, as more specifically set forth in paragraph 29 of this Agreement] or where the failure to pay would not have a materially adverse effect on any Property, any other Collateral or on the business, assets, operations, property or financial or other condition of any Borrower or Guarantor; and pay and discharge promptly all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a lien upon such properties or any part thereof (except for such taxes, assessments, governmental charges or levies, or such claims, the validity or amount of which is being contested in good faith by appropriate proceeding [and otherwise in compliance with the general requirements for contesting Taxes, as more specifically set forth in paragraph 29 of this Agreement] or where the failure to pay would not have a materially adverse effect on any Property, any other Collateral or on the business, assets, operations, property or financial or other condition of any Borrower or Guarantor).

                        (l) Furnish to Co-Lenders all financial statements and
            information required pursuant to the provisions of this Agreement and the other Credit Facility Documents, it being understood that such financial information shall be delivered by Borrowers to Agent for distribution by Agent to Co-Lenders.

                        (m) Give Agent prompt written notice of (i) the
            occurrence and nature of any Event of Default; (ii) the occurrence and nature of any event which has resulted in, or which Borrowers believes will result in, a materially adverse change in any Property or any other Collateral or in the condition or operations of any Property or in the financial condition or operations of any Borrower or Guarantor; or (iii) any matter (other than those specified above as to which Co-Lenders have received due notice) which has resulted in, or which Borrowers reasonably believe will result in, a materially adverse change in any Property or any Collateral or in the condition or operations of any Property or in the financial condition or operations of any Borrower or Guarantor.

                        (n) Unless Co-Lenders shall have previously consented in
            writing, neither any Borrower nor any Guarantor (i) will take any action which would cause it to become an "employee benefit plan" as defined in Section 3(3) of ERISA, or a "governmental plan" as defined in Section 3(32) of ERISA, or a "plan" as defined in Section 4975(e)(1) of the Internal Revenue Code, or its assets to become "plan assets" as defined in 29 C.F.R. Section 2510.3-101, or (ii) will sell, assign or transfer its respective property, or any portion thereof or interest therein (other than a lease entered into in conformity with the provisions of this Agreement), to any transferee which does not execute and deliver to Co-Lenders its written assumption of the obligations of this covenant, it being understood that nothing contained herein shall be construed to make the obligations of this covenant applicable to any transferee of a Property insofar as the Mortgage encumbering such Property is being released in accordance with the provisions of paragraph 15 of this Agreement immediately prior to or simultaneously with such transfer. Each Borrower further covenants and agrees to protect, defend, indemnify and hold Co-Lenders harmless from and against all loss, cost, damage and expense (including without limitation, all excise taxes, costs of correcting any prohibited transaction or obtaining an appropriate exemption and reasonable attorneys' fees) which Co-Lenders may incur as a result of breach of this covenant by any Borrowers or Guarantor. This indemnity shall survive the repayment or retirement of the Credit Facility.

                        (o) Borrowers shall not without the prior consent and
            approval of Co-Lenders enter into, modify, amend or terminate (in whole or in part) any Lease covering 20,000 square feet or more of space located in any Property from time to time constituting part of the collateral pool for the Credit Facility. Borrowers shall not enter into any Lease covering less than 20,000 square feet of space located in the Improvements unless such Lease is in a form approved by Co-Lenders (with such changes therein as may be consistent with normal and prudent business practices pertaining to comparable leases of space in properties which are similar to the Property in question and otherwise consistent with Borrowers usual business practices), and at rents and otherwise on terms which are consistent with prevailing market conditions, as reasonably determined by Borrowers, and Borrowers shall not terminate any such Leases other than in accordance with normal and prudent business practices. Co-Lenders shall within ten (10) business days after delivery by Borrowers to Agent of a term sheet setting forth in detail the proposed terms for any Lease in excess of 20,000 square feet indicate to Borrowers whether such terms have been approved (subject to review and approval of the final draft of such Lease by Co-Lenders). Co-Lenders shall indicate to Borrowers within ten (10) business days after delivery by Borrowers to Agent of the final draft of any Lease covering in excess of 10,000 square feet (and irrespective of whether a term sheet has first been submitted to Co-Lenders for approval with respect thereto) whether Co-Lenders have approved such Lease, such approval not to be unreasonably withheld or delayed. If Co-Lenders do not indicate to Borrowers within ten (10) business days after receipt by Agent of any such term sheet or any such Lease pursuant to the provisions of this subparagraph, as the case may be, either their approval or disapproval of the same, such approval shall be deemed to have been granted so long as the request for such approval indicates in bold type that failure to approve or disapprove such term sheet or Lease, as the case may be, within ten (10) business days after receipt shall be deemed to constitute the approval of Co-Lenders. Borrowers shall enforce the obligation of the tenants under the Leases and shall observe and perform the terms, covenants and provisions of the Leases on Borrowers' respective parts to be observed and performed.

                        (p) Cause all taxes, assessments, water rates, sewer
            rates and other charges with respect to the Properties to be paid prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for the non-payment thereof (other than those the validity or amount of which is being contested in good faith by appropriate proceedings [and otherwise in compliance with the general requirements for contesting Taxes, as more specifically set forth in paragraph 29 of this Agreement] or the non-payment of which would not have a materially adverse effect on any Property, any other Collateral or on the business, assets, operations, property or financial or other condition of any Borrower or Guarantor).

                        (q) Cause all income taxes, corporate franchise taxes
            and other fees payable by each Borrower and Guarantor or otherwise pertaining to the Properties or the Collateral to be paid as and when the same become due and payable (other than those the validity or amount of which is being contested in good faith by appropriate proceedings [and otherwise in compliance with the general requirements for contesting Taxes, as more specifically set forth in paragraph 29 of this Agreement] or the non-payment of which would not have a materially adverse effect on any Property, any other Collateral or on the business, assets, operations, property or financial or other condition of any Borrower or Guarantor).

                        (r) Cause to be observed and performed each and every
            term, covenant and provision of any partnership agreement, joint venture agreement, tenancy-in-common agreement, condominium agreement, Ground Lease, Lease and property agreement relating to any Property or any other Collateral on the part of a Borrower, a Guarantor or any Person under their control to be observed and performed and cause to be taken all steps (short of the termination of any Lease) necessary to enforce their respective rights thereunder. No such partnership agreement, joint venture or tenancy-in-common agreement, condominium agreement or property agreement shall be in any manner modified, amended or terminated without the prior consent of Co-Lenders unless such agreement would not have a materially adverse effect on any Property, any other Collateral or on the business assets, operations, property or financial or other condition of any Borrower or any Guarantor. Notwithstanding the provisions of the foregoing sentence, no such partnership agreement pertaining to BOP, BRP or WOP and no Ground Lease shall be modified, amended or terminated in any respect without the prior consent of Co-Lenders in each and every case.

                        (s) Each request for an advance under the Credit
            Facility without further act or instrument shall constitute a reaffirmation by Borrowers, of each of the representations and warranties set forth in this Agreement and in each of the other Credit Facility Documents, which reaffirmation shall be a condition precedent to Co-Lenders' obligation to make advances under the Credit Facility.

                        (t) Take all necessary action to maintain the Properties
            and the other Collateral in good condition and repair and will not commit or suffer to be committed any waste with respect thereto. The failure of Borrowers to pay any Taxes or any installment thereof (other than those the validity or amount of which is being contested in good faith by appropriate proceedings [and otherwise in compliance with the general requirements for contesting Taxes, as more specifically set forth in paragraph 29 of this Agreement] or the non-payment of which would not have a materially adverse effect on any Property, any other Collateral or on the business, assets, operations, property or financial or other condition of any Borrower or Guarantor), or any Insurance Premiums payable with respect to any of the Insurance Policies covering the Properties or any portion thereof, or to use and apply the Rents strictly in accordance with the provisions of the Credit Facility Documents, shall be deemed for all purposes to constitute waste, regardless of whether the same would, in the absence of this provision, otherwise constitute waste under applicable law.

                        (u) Except as expressly permitted in accordance with the
            provisions of this Agreement or the other Credit Facility Documents, neither the Properties nor the other Collateral nor any portion thereof nor any interest therein or in any Borrower shall in any manner be further encumbered, sold, transferred or conveyed or permitted to be further encumbered, sold, transferred or conveyed without the prior consent of Co-Lenders, which consent may be withheld in the sole and absolute discretion of Co-Lenders; provided, however, that nothing contained herein shall prohibit the issuance of partnership interests in BOP or equity shares in BRT (subject to the provisions of paragraph 18 of this Agreement) to an entity which conveys a Property to Borrowers as partial or total consideration for the conveyance of such Property.

                        (v) Cause the Debt to be paid in accordance with the
            provisions of this Agreement and the other Credit Facility
            Documents.

                        (w) At all times continue to satisfy the Loan to Value
            Requirement.

                        (x) Neither any Borrowers nor any Guarantor nor any of
            their respective Affiliates or subsidiaries shall engage in any business or activity which is not directly related to the ownership, operation or management of the Properties constituting part of the Collateral for the Credit Facility or other properties not constituting part of the Collateral for the Credit Facility which are otherwise generally comparable in nature to the Properties constituting part of the Collateral for the Credit Facility.

                        (y) Neither Borrowers nor any of the respective
            Affiliates or subsidiaries of Borrowers will incur either directly or as a guarantor any liability (whether recourse or non-recourse) for the payment of any indebtedness other than the Debt and Other Permitted Debt. In addition to outstandings under the Credit Facility, (A) Borrowers shall be permitted after the date hereof to retain currently existing non-recourse secured debt, to retain and/or assume from other guarantors up to, but not in excess of, $10,458,000 of secured debt which has recourse, and of which $8,775,000 is held by First Union Bank and encumbers Oakland 45 and 50, and 6575 Snowdrift Road, and of which $1,583,000 is held by PNC Bank (formerly known as Midlantic Bank) and encumbers 110 Summit Drive, it being agreed that no such existing recourse secured debt will be extended, renewed or refinanced in whole or in part other than on a non-recourse basis (subject to the usual and customary exculpation carveouts of institutional lenders) and otherwise in compliance with the provisions of this paragraph hereinafter set forth, and to incur other non-recourse secured debt (all such secured debt whether existing on the date of the closing of the Credit Facility or incurred thereafter is herein collectively referred to as "Other Secured Debt"), provided that (i) the net proceeds (i.e., the gross proceeds of any such Other Secured Debt less the usual and ordinary arms-length third party costs and expenses incurred by Borrowers in obtaining the same as substantiated by evidence reasonably satisfactory to Co-Lenders) of any Other Secured Debt which is incurred after the date of the closing of the Credit Facility shall be used to reduce the outstanding Principal Balance of the Credit Facility before being used for any other purpose, (ii) the incurrence of such Other Secured Debt shall not cause a default or Event of Default to occur under the Credit Facility Documents, and (iii) each loan constituting Other Secured Debt and which closes after the date of the closing of the Credit Facility (inclusive of any existing secured non-recourse or existing secured recourse debt hereinabove referred to which is refinanced or extended after the date of the closing of the Credit Facility) shall bear interest at a market interest rate, shall have an initial maturity of not less than five
            (5) years after the date of its closing and funding, shall have a loan to value ratio of not LESS than fifty (50%), shall be non-recourse (subject to the usual and customary exculpation carveouts of institutional lenders) and shall otherwise be on terms and conditions which are generally applicable to comparable secured indebtedness, and (v) the conditions set forth in the following sentence of this paragraph shall otherwise be complied with, and (B) Borrowers shall be permitted to incur up to, but not in excess of $5,000,000 of unsecured recourse debt ("Other Unsecured Debt") provided that (i) the incurrence of such Other Unsecured Debt, shall not cause a default to occur under the Credit Facility Documents, and (ii) the conditions set forth in the following sentence of this paragraph shall otherwise be complied with. In addition to the conditions set forth in the preceding sentence, (i) no such Other Secured Debt or Other

            Unsecured Debt (collectively, "Other Debt") shall be secured in whole or in part by the Properties and any other Collateral, (ii) the Supplemental Debt Service Coverage Ratio, the Fixed Charge Coverage Ratio and the Debt-to-Tangible Net Worth Requirement shall continue to be complied with both before and after the incurring of any such Other Debt, (iii) Borrowers shall inform Agent in advance of their intention to incur any such Other Debt and shall provide to Co-Lenders with a term sheet setting forth the terms and conditions which will pertain to any such Other Debt, and such other information with respect thereto as shall be requested by Co-Lenders, (iv) all of the other affirmative and negative covenants and representations and warranties contained in the Credit Facility Documents shall continue to be complied with both before and after the incurring of any such Other Debt by Borrowers, and (v) Co-Lenders shall be satisfied that such Other Debt will not have a materially adverse effect on Borrowers, or their ability to perform their obligations under the Credit Facility Documents, or on collateral for the Credit Facility. Any Other Debt retained, assumed or incurred by Borrowers in compliance with the provisions of the preceding provisions of this subparagraph is herein referred to as "Other Permitted Debt". The incurrence of any Other Debt in contravention of the provisions of this subparagraph shall constitute an immediate "Event of Default" under this Agreement. It is also agreed that the earliest to occur of any one of the following events in respect of Other Permitted Debt shall constitute an immediate "Event of Default" under this Agreement:

                        (a) if any default shall occur and be continuing in
                  respect of any Other Permitted Debt and the holder thereof has declared an "event of default" in respect thereof, or has accelerated the payment thereof or has otherwise exercised any right or remedy which it may have as a result of the occurrence of such "event of default";

                        (b) if any default shall occur in respect of any Other
                  Permitted Debt, and irrespective of whether such default constitutes, or would, but for notice or the lapse of time, or both, constitute, an "event of default" in respect thereof, and either (x) Borrowers shall fail to inform Co-Lenders of the occurrence of such default within five (5) business days after they have received notice of such default or otherwise have actual knowledge that such default has occurred, or (y) Borrowers shall fail in the case of any such default which can be cured by the payment of a sum of money to effect a cure thereof within five (5) days after the giving of such notice to Co-Lenders, or (z) Borrowers shall fail in the case of any such default which can not be cured by the payment of a sum of money to effect a cure thereof with twenty (20) days after giving such notice to Co-Lenders, provided, however, that if such default can not in the exercise of due diligence reasonably be cured within such twenty (20) day period, such default shall not constitute an "Event of Default" under this Agreement so long as Borrowers commence to cure such default within such twenty (20) day period and thereafter diligently take all steps to effect a cure thereof, as promptly as possible, but in no event later than eighty (80) days after the giving of such notice to Co-Lenders, failing which such default shall constitute an immediate "Event of Default" under this Agreement.

                        (z) At all times to maintain Cash Flow at a level
            sufficient to provide at least 1.65x debt service coverage on the Credit Facility Outstanding (the "Minimum Debt Service Coverage Ratio"). For the purpose of determining compliance with the "Minimum Debt Service Coverage Ratio"), the aggregate Cash Flow of the Properties in collateral pool for the Credit Facility shall (except as otherwise hereinafter specifically provided to the contrary in this paragraph) be determined on a trailing four (4) calendar quarter basis and on a Property by Property basis in the same manner as is set forth in paragraph 13 of this Agreement (except that for the purposes of this paragraph only the annual capital and leasing reserve of fifty cents ($.50) per square foot referred to in paragraph 13 of this Agreement will not be deducted from the respective earnings of such Properties as is the case for the purposes of paragraph 13 of this Agreement), which Property by Property determination will then be aggregated to determining total aggregate Cash Flow of the Properties, and annual debt service on the Credit Facility Outstanding shall insofar as the outstanding Principal Balance of Credit Facility is concerned be deemed to be equal to the greater of (x) the outstanding Principal Balance of the Credit Facility, as of the date of determination, multiplied by the weighted average interest rate applicable to the Credit Facility on the date of determination (which weighted average interest rate shall be determined on the basis of the interest rates applicable to the outstanding Principal Balance of the Credit Facility on the date of determination and the relative portions of such outstanding Principal Balance to which such interest rates apply), and (y) the annual debt service which would be payable on a 25 year fully amortizing loan closing on the date of determination in an amount equal the outstanding Principal Balance of the Credit Facility on such date and bearing interest at a per annum rate equal to 180 basis points over prevailing rates on ten year U.S. Treasury Obligations on such date. If a Property constituting part of the collateral pool for the Credit Facility has on the date of any determination of compliance with the Minimum Debt Service Coverage Ratio been owned by Borrowers for less than a complete calendar quarter, the "Cash Flow" of such Property shall be determined by pro-forming on an annual basis the aggregate annual rents payable under Leases in effect at such Property as of the date of determination, and on the basis of actual expenses incurred during the partial calendar quarter in question, as annualized and appropriately adjusted to reflect expenses such as taxes and insurance premiums which are accrued in a manner satisfactory to Co-Lenders and otherwise consistent with the provisions of paragraph 13 of this Agreement. If a Property has been owned for at least one full calendar quarter, but less than four calendar quarters, on the date of any determination of compliance with the Minimum Debt Service Coverage Ratio, the Cash Flow of such Property shall be determined by annualizing the actual earnings of such Property for the complete calendar quarters during which such Property has been owned, and on the basis of actual expenses incurred during such calendar quarters as annualized and appropriately adjusted to reflect annual expenses such as taxes and insurance premiums which are accrued in a manner satisfactory to Co-Lenders and otherwise in a manner consistent with the provisions of paragraph 13 of this Agreement. If at any time the Minimum Debt Service Coverage Ratio shall cease to be satisfied, Borrowers shall within ten (10) business days after demand by Agent either (a) reduce the outstanding Principal Balance of the Credit Facility by an amount sufficient to restore compliance with the Minimum Debt Service Coverage Ratio, or (b) deliver to Agent additional collateral for the Credit Facility consisting of unencumbered improved property which is satisfactory to Co-Lenders and sufficient in the opinion of Co-Lenders to restore compliance with the Minimum Debt Service Coverage Ratio.

                        (aa) At all times to maintain Total Earnings at a level
            sufficient to provide at least 2.0x debt service coverage on the Credit Facility Outstanding and on Other Permitted Debt (the "Supplemental Debt Service Coverage Ratio). For the purpose of determining compliance with the Supplemental Debt Service Coverage Ratio, Total Earnings shall (except as otherwise provided to the contrary in EXHIBIT A to this Agreement) be determined on a trailing four (4) calendar quarter basis, and annual debt service on the Credit Facility Outstanding and on Other Permitted Debt (A) shall insofar as the outstanding Principal Balance of Credit Facility is concerned be deemed to be equal to the greater of (x) the outstanding Principal Balance of the Credit Facility, as of the date of determination, multiplied by the weighted average interest rate applicable to the Credit Facility on the date of determination, and
            (y) the annual debt service which would be payable on a 25 year fully amortizing loan closing on the date of determination in an amount equal the outstanding Principal Balance of the Credit Facility on such date and bearing interest at a per annum rate equal to 180 basis points over prevailing rates on ten year U.S. Treasury Obligations on such date (which weighted average interest rate shall be determined on the basis of the interest rates applicable to the outstanding Principal Balance of the Credit Facility on the date of determination and the relative portions of such outstanding Principal Balance to which such interest rates apply), and (B) shall insofar as Other Permitted Debt is concerned be equal to the actual per annum debt service payable on Other Permitted Debt, as of the date of determination. If at any time the Supplemental Debt Service Coverage Ratio shall cease to be satisfied, Borrowers shall within ten (10) business days after demand by Agent reduce the outstanding principal balance of the Credit Facility by an amount sufficient to restore compliance with the Supplemental Debt Service Coverage Ratio.

                        (bb) At all times to maintain a fixed charge coverage
            ratio of at least 1.75x (the "Fixed Charge Coverage Ratio"). The Fixed Charge Coverage Ratio shall (except as otherwise provided to the contrary in EXHIBIT A in this Agreement) be determined on a trailing four (4) calendar quarter basis, and shall be equal to the Total Earnings for the period in question divided by the actual debt service (inclusive of interest, amortization payments and letter of credit fees) payable on the Credit Facility and all Other Permitted Debt during the period in question plus actual capital expenditures (with the exception of capital expenditures that are related to newly acquired properties irrespective of whether constituting part of the collateral pool for the Credit Facility and either (x) escrowed with another lender, the seller of such property, a title company or other independent third party escrow agent at the time of acquisition, or (y) expended within 90-days after such acquisition). If at any time the Fixed Charge Coverage Ratio shall cease to be satisfied, Borrowers shall within ten (10) business days after demand by Agent reduce the outstanding Principal Balance of the Credit Facility by an amount sufficient to restore compliance with the Fixed Charge Coverage Ratio. If Borrowers so reduce the outstanding Principal Balance of the Credit Facility, Co-Lenders shall on the date of such reduction confirm compliance with the Fixed Charge Coverage Ratio by retesting such compliance by dividing the Total Earnings for the period in question (i.e., the four (4) calendar quarters preceding the re-test date) by an amount equal to the aggregate of
            (i) the Principal Balance of the Credit Facility as so reduced multiplied by the weighted average interest rate applicable to the outstanding Principal Balance of the Credit Facility on the re-test date (as determined on the basis of the actual number of days elapsed [i.e., 365 days] over a 360 day year, and on the basis of the interest rates applicable to the outstanding Principal Balance of the Credit Facility on the date of determination and the relative portions of such outstanding Principal Balance to which such interest rates apply), (ii) the per annum debt service which is payable on all Other Permitted Debt, as of the re-test date, and
            (iii) the capital expenditures hereinabove referred to in the first sentence of this subparagraph and which were actually incurred during the four calendar quarters preceding the re-test date.

                        (cc) At all times to maintain a maximum debt-to-tangible
            net worth of 1.0x (the "Debt-to-Tangible Net Worth Requirement"). The Debt-to-Tangible Net Worth Requirement shall be determined by dividing any and all of Borrowers' indebtedness (including, without limitation, the Credit Facility Outstanding, the Other Permitted Debt and contingent liabilities under any outstanding guarantees to which any of the Borrowers is a party) by the Tangible Net Worth of Borrowers. The "Tangible Net Worth" of Borrowers shall be determined in accordance with GAAP and shall include the value of all assets (other than intangible assets owned by Borrowers) minus the total liability of Borrowers (excluding provisions for deferred taxes). If at any time the Debt-to-Tangible Net Worth Requirement shall cease to be satisfied, Borrowers shall within ten (10) business days after demand by Agent reduce the outstanding Principal Balance of the Credit Facility by an amount sufficient to restore compliance with the Debt-to-Tangible Net Worth Requirement. Notwithstanding anything to the contrary contained in this Agreement, and for the purpose of determining compliance with the Debt-to-Tangible Net Worth Requirement and other financial covenants set forth in this Commitment, in determining the value of Borrowers' investment in any joint venture, partnership, limited liability company or other comparable entity which is not already consolidated into Borrowers' financial statements, such value shall be determined taking into account the total equity interest owned in such joint venture, partnership, limited liability company or other comparable entity and the portion of the debt (whether secured or unsecured) encumbering the assets of such joint venture, partnership, limited liability company or other comparable entity or otherwise incurred by such joint venture, partnership, limited liability company or other comparable entity which is allocable to Borrowers' equity interest in such joint venture, partnership, limited liability company or other comparable entity or which otherwise constitutes the recourse obligation of any one or more of the Borrowers.

                        (dd) Borrowers shall not acquire unimproved land unless
            each of the following conditions is satisfied: (i) if such unimproved land is adjacent to and contiguous with an improved property being acquired by Borrowers (irrespective of whether such improved property will constitute part of the collateral pool for the Credit Facility), the total purchase price being paid for such improved property and unimproved land after allocating 100% of the purchase price to the improved property and 0% of the purchase price to the adjacent and contiguous unimproved land shall be comparable to the purchase prices paid for comparable improved properties which have been acquired by Borrowers and/or third parties in the same market; (ii) if such land is not adjacent to and contiguous with an improved property being acquired by Borrowers, Borrowers shall represent to Co-Lenders that they are acquiring such unimproved land with the intention of commencing the Development thereof within six (6) months of acquisition thereof; (iii) in the case of unimproved land being acquired either pursuant to clause (i) or (ii), Borrowers shall have prepared a comprehensive plan for the Development of such unimproved land, which plan shall be subject to review and approved by Co-Lenders, which review and approval shall not be unreasonably withheld or delayed, and Co-Lenders shall be reasonably satisfied that Borrowers will remain in compliance with all of the terms, covenants and provisions of this Agreement after such unimproved land is acquired and upon the commencement, and during and after the completion of, construction of the Development of the same (including, without limitation, the financial covenants set forth in paragraph 13 and paragraph 23 of this Agreement, and the requirements of subparagraph (ee) below; and (iv) the acquisition of any such unimproved land is otherwise approved by Co-Lenders, which approval shall not be unreasonably withheld. Any unimproved land which is adjacent to a Property constituting part of the Collateral for the Credit Facility will, at the election of Co-Lenders, become part of the Collateral for the Credit Facility. The value of unimproved land will not be taken into account for the purpose of determining compliance with the Loan to Value Requirement.

                        (ee) Borrowers shall not at any time during the term of
            the Credit Facility have under Development or further Development unimproved land or improved properties (irrespective of whether constituting part of the collateral pool for the Credit Facility) for their account unless (i) the total cost which will be incurred upon completion of all such Development (inclusive of land costs) and whether under construction or contemplated or intended to be under construction in the future shall not at any given time during the term of Credit Facility more than $25,000,000, (ii) prior to the commencement of construction of each such Development, such Development shall be at least 50% pre-leased on generally accepted market terms and all required permits and approvals for such Development shall have been issued or obtained from the applicable governmental authorities, and (iv) each such Development shall otherwise be similar in type, quality and location to the existing portfolio of improved properties owned by Borrowers, it being understood that the purchase price paid for unimproved land which is acquired pursuant to clause (ii) of subparagraph (dd) above shall be included for the purpose of determining compliance with the $25,000,000 limitation set forth in clause (i) of this subparagraph
            (ee) irrespective of whether construction of the contemplated Development thereon has actually commenced, and that the acquisition of unimproved land which is not adjacent and contiguous to improved property being acquired by Borrowers shall be deemed in and of itself to be a Development in progress for the purpose of determining compliance with the $25,000,000 limitation set forth in clause (i) of this subparagraph (ee) irrespective of whether construction of the contemplated Development thereon has commenced. The cost of constructing a Development on unimproved land which is adjacent and contiguous to improved property acquired by Borrowers shall not be considered for the purposes of the $25,000,000 limitation set forth in clause (i) of this subparagraph (ee) until construction of such Development actually commences.

                        (ff) BRT will at all times maintain (i) its REIT status
            under the Internal Revenue Code, and (ii) its status as a public company whose stock is listed on a nationally-recognized exchange or is a NASDAQ security.

                        (gg) The dividend payout ratio of BRT (dividends paid
            divided by funds from operations, as defined by NAREIT), and as determined on a trailing twelve month basis, shall at all times be less than 90%. Notwithstanding the foregoing, the actual dividend payout may exceed the foregoing dividend payout ratio restriction if required in order to maintain BRT's status as a REIT under the Internal Revenue Code.

                        (hh) From and after December 31, 1996, the aggregate
            Approved Value of all Properties from time to time constituting part of the collateral pool for the Credit Facility shall at all times be equal to or in excess of $75,000,000.

                        (ii) At no time during the term of the Credit Facility
            shall any individual Property constituting part of the collateral pool for the Credit Facility have an Approved Value in excess of 15% of the aggregate Approved Value of all Properties constituting part of the collateral pool for the Credit Facility.

                        (jj) Borrowers will not without the prior consent of
            Co-Lenders assume, guaranty, endorse or otherwise become directly or contingently liable for the debts or obligations of any other person, party or entity, except by reason of endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

                        (kk) The average occupancy of all of the Properties
            constituting part of the collateral pool for the Credit Facility from time to time shall at no time during the term of the Credit Facility be less than 85% as of the last day of any two consecutive calendar quarters during the term of the Credit Facility, it being agreed that this covenant shall not be breached unless the average occupancy of all of the Properties constituting part of the collateral pool for the Credit Facility from time to time shall as of the last day of any two consecutive calendar quarters during the terms of the Credit Facility be less than 85%. Occupancy shall mean space in the Properties constituting part of the collateral pool for the Credit Facility which is occupied by tenants who in each case are not in default in the payment of rent under their respective leases. For the purpose of determining compliance with this covenant not more than 15,000 square feet in the aggregate of headquarters space in the Properties which is occupied by Borrowers or by the respective Affiliates or subsidiaries of Borrowers shall be considered to constitute occupied space in the Properties.

                        (ll) Borrowers shall pay all fees, commissions, costs,
            charges, taxes and other expenses incurred by Co-Lenders in the extension of the Credit Facility and in connection with the preparation, execution and delivery of this Agreement and the other Credit Facility Documents, including, without limitation, reasonable attorneys' fees, appraisal fees, fees and expenses incurred in accounting review and fees and expenses relating to examination of title, title insurance premiums, surveys, hazard insurance and mortgage recording, documentary, intangible, transfer or other similar taxes, revenue stamps and all recording fees and charges. Co-Lenders shall cooperate with Borrowers in an attempt to minimize the aforementioned costs and expenses, provided, however, that nothing contained herein shall require Co-Lenders to compromise their respective underwriting standards and requirements.

                        (mm) Co-Lenders shall not be required to pay any
            brokerage fees or commissions or other remuneration of any nature whatsoever arising from the extension of the Credit Facility or the funding of the Credit Facility and Borrowers agrees to defend, indemnify and hold Co-Lenders harmless, from and against any and all such claims in connection therewith which are asserted by any broker with whom Borrowers has or is alleged to have dealt in connection with the Credit Facility.

                        (nn) Borrowers shall not assign this Agreement by
            agreement, operation of law or otherwise, or the moneys to be advanced and disbursed hereunder without the prior written consent of Co-Lenders, which consent may be withheld by Co-Lenders in the exercise of their sole and absolute discretion.

                        (oo) Borrowers shall immediately commence (subject to
            the existence of materially adverse weather conditions), and shall complete or cause to be completed, within ninety (90) days from the date hereof (but in no event later than June 30, 1997 if the commencement date is extended due to the existence of materially adverse weather conditions), all "immediate repairs", if any set forth on Schedule 4 attached to this Agreement. Promptly after completion of all such "immediate repairs", Borrowers shall deliver evidence satisfactory to Agent substantiating compliance with the provisions of this subparagraph.

Continuing compliance with the covenants set forth in paragraph 13 of this Agreement and in subparagraphs (a), (w), (y), (z), (aa), (bb), (cc), (ee), (gg),
(hh) and (kk) of this paragraph shall be subject to confirmation by Co-Lenders at the end of each calendar quarter during the term of the Credit Facility, it being agreed that Borrowers shall provide to Co-Lenders not later than forty five (45) days after the end of each calendar quarter during the term of the Credit Facility with such information and evidence as Co-Lenders shall reasonably request in connection with the confirmation of such compliance, together with a detailed calculation by Borrowers of the actual level of compliance by Borrowers with each such covenant. In addition, Borrowers shall furnish to Co-Lenders not later than forty five (45) following the end of each calendar quarter during the term of the Credit Facility with a certificate signed by the chief executive officer or chief financial officer of BRT certifying to Co-Lenders that Borrowers are in compliance with all of the terms, covenants and conditions set forth in the Credit Facility Documents (including, without limitation, those set forth in this paragraph) and that the representations and warranties set forth in this Agreement and the other Credit Facility documents continues to be true and correct in all material respects (other than as specifically disclosed to Co-Lenders to the contrary in writing in accordance with the provisions of the last sentence of paragraph 22 of this Agreement).

            24. Recourse Obligations. Borrowers' obligations in respect of the Credit Facility shall constitute the full joint and several recourse obligations of Borrowers.

            25. Syndication of Credit Facility. Borrowers acknowledge that (i) Smith Barney intends after the date of this Agreement (and in consultation with NationsBank) to sell and assign and/or transfer direct interests in the portion of the Credit Facility held by Initial Co-Lenders to one or more domestic or foreign banks, insurance companies, pension funds, trusts or other institutional lenders as may be selected by Smith Barney and NationsBank in their sole and absolute discretion (any such bank, insurance companies, pension funds, trusts or other institutional lenders to whom a direct interest in the Credit Facility is sold and assigned and/or transferred in accordance with the foregoing provisions of this paragraph or in accordance with the provisions of this paragraph hereinafter set forth is herein collectively referred to, together with Initial Co-Lender, as Co-Lenders and individually as a Co-Lender, and shall be treated in all respects as a Co-Lender under this Agreement and the other Credit Facility Documents, all with the same force and effect as if an original party thereto). Co-Lenders also reserve the right to sell and assign conventional participation interests in the Credit Facility to such domestic or foreign banks, insurance companies, pension funds, trusts or other institutional lenders or other Persons or investors (including, but not limited to, grantor trusts, owner trusts, special purpose corporations or other similar or comparable investment vehicles, but specifically excluding REMICS, FASITs and real estate investment trusts) as may be selected by Co-Lenders in their sole and absolute discretion and on terms and conditions satisfactory to Co-Lenders in their sole and absolute discretion (any such bank, insurance company, pension fund, trust or other institutional lender or other Person or investor to whom a conventional participation interest in the Credit Facility is so sold and assigned being herein referred to as a "Participant"). Borrowers expressly acknowledge and agree that (i) each Co-Lender holding a direct interest in the Credit Facility shall directly assume the obligation to fund, and shall have the sole responsibility to fund, its Credit Facility Percentage Interest in each advance of the Credit Facility which is made, or required to be made, by Co-Lenders in accordance with the provisions of this Agreement, (ii) the obligation and liabilities of Co-Lenders are several obligations and liabilities and not joint and several obligations and liabilities, (iii) Agent shall from time to time issue to Borrowers a Co-Lenders certificate in the form of EXHIBIT L attached hereto (the "Co-Lenders Certificate"), which Co-Lenders Certificate shall set forth the identity of Co-Lenders from time to time and their respective Credit Facility Percentage Interests, each of which Co-Lenders Certificate shall be conclusive and binding upon Borrowers, (iv) Borrowers shall not have the right under any fact or circumstance to look to any other party, including, without limitation, any other Co-Lender, for the funding of the portion of the Credit Facility which is required to be funded by a particular Co-Lender in accordance with this Agreement and as set forth in the most recent Co-Lenders Certificate if such Co-Lender shall default in doing so, all risk of such loss being directly assumed in all respects by Borrowers. If a Co-Lender shall sell a conventional participation interest in the portion of the Credit Facility held by it, Borrowers shall have no obligation to look to any Person other than such Co-Lender for the funding of any portion of the Credit Facility in which such Co-Lender has sold and assigned to a Participant a conventional participation interest, it being agreed that the provisions of the preceding sentence of this paragraph shall not be applicable to any conventional participation interest in the Credit Facility which is sold and assigned by a Co-Lender to a Participant. Borrowers shall cooperate, and shall cause each Guarantor, indemnitor and other Person associated or connected with the Credit Facility or the Collateral therefor to cooperate, in all respects with Co-Lenders in connection with the sale of direct interests and conventional participation interests in the Credit Facility in the manner contemplated by this paragraph, and shall, in connection therewith, execute and deliver such estoppels, certificates, instruments and documents as may be requested by Smith Barney, including, without limitation, substitute Credit Facility Notes to evidence the respective portions of a Co-Lender's interest which is sold and which is retained and such other documents and instruments as are required to effect the assumption by each Co-Lender of the direct obligation to fund the portion of the Credit Facility held by it. Co-Lenders shall return to Borrowers any Credit Facility Note with respect to which substitute Credit Facility Notes are executed by Borrowers in accordance with the preceding provisions of this paragraph, which replaced Credit Facility

Note shall, prior to being returned to Borrowers, be marked "cancelled and replaced pursuant to paragraph 25 the Credit Agreement". Borrowers grant to Co-Lenders, and shall cause each Guarantor, indemnitor and other Person associated or connected with the Credit Facility or the Collateral therefor to grant to Co-Lenders, the right to distribute on a confidential basis financial and other information concerning Borrowers, each Guarantor and each such indemnitor and other Person and the Properties encumbered by the Mortgages and other pertinent information with respect to the Credit Facility to any party who has purchased a direct interest or conventional participation interest in the Credit Facility or who has expressed a serious interest in purchasing a direct interest or conventional participation interest in the Credit Facility. The policies of title insurance insuring the respective liens of the Mortgages shall be assignable by Co-Lenders and Agent in connection with any sale, assignment or syndication of the Credit Facility, and Borrowers shall be obligated to pay any additional insurance premiums which may become due as the result of the assignment of the title insurance policies in connection with any such sale, assignment or syndication of the Credit Facility (including, without limitation, any premium which may become due as a result of any endorsement to the title insurance policy naming the holder(s) of any interest therein subsequent to any such sale, assignment or syndication as named insured(s) in the title insurance policies). Borrowers shall reimburse Smith Barney upon demand for all costs incurred by Smith Barney in connection with the syndication of the Credit Facility (including reasonable attorneys' fees), it being understood that (i) Smith Barney shall, unless otherwise agreed to by Smith Barney, have the exclusive right to effect a syndication of direct interests in the Credit Facility, and (ii) 100% of any such syndication by Smith Barney shall be transferred on a pari passu basis from Initial Co-Lenders respective Credit Facility Percentage Interests unless otherwise mutually agreed by Initial Co-Lenders to the contrary. Smith Barney and NationsBank shall have the right at any time in their sole and absolute discretion and without obtaining the prior approval or consent of Borrowers to permit other Co-Lenders to sell and assign and/or transfer direct interests in the Credit Facility on such terms and conditions as shall be acceptable to Smith Barney and NationsBank, and otherwise on the terms and conditions hereinabove set forth in this paragraph and in the Co-Lenders Agreement and which are applicable in connection with any such sale and assignment and/or transfer of a direct interest in the Credit Facility by Smith Barney. If Borrowers shall default in the performance of its obligation as set forth in this paragraph, and if such default shall not be remedied by Borrowers within ten (10) days after notice by Smith Barney and NationsBank, Smith Barney and NationsBank shall acting together have the absolute and unconditional right to declare the Credit Facility immediately due and payable. Notwithstanding anything to the contrary in this paragraph, (i) Smith Barney and/or The Travelers Insurance Corporation, a Connecticut insurance corporation and an affiliate of Smith Barney, shall at all times during the term of the Credit Facility (and provided that no Event of Default has occurred and is continuing) hold not less than a $15,000,000 direct interest in the maximum committed amount of the Credit Facility, and (i) NationsBank and/or and an affiliate of NationsBank, shall at all times during the term of the Credit Facility (and provided that no Event of Default has occurred and is continuing) hold not less than a $15,000,000 direct interest in the Credit Facility, it being understood and agreed that nothing contained in this sentence shall be deemed to restrict the ability of Smith Barney, The Travelers Insurance Company, NationsBank or any such affiliate of NationsBank to assign conventional participation interests in their respective retained direct interests in Credit Facility. Agent shall use its best efforts to inform Borrowers of each sale of a direct interest in the Credit Facility promptly after the same occurs, but shall in no event have any liability for failing to do so.

            26. Interest Rate Protection Agreements. Borrowers shall be permitted to enter into interest rate swap and cap agreements with respect to the Credit Facility and with respect to Other Permitted Debt provided that (i) Borrowers notifies Agent of its intention to do so prior to entering into any such agreement, (ii) Co-Lenders shall be satisfied with the counter-party to any such swap or cap agreement, (iii) any such agreement which has the effect of fixing the interest rate, or setting a minimum and/or maximum interest rate, with respect to the Credit Facility or with respect to Other Permitted Debt shall be taken into account in determining compliance with the Minimum Debt Service Coverage Ratio, the Supplemental Debt Service Coverage Ratio and the Fixed Charge Coverage Requirement, (iv) no such agreement shall be secured by any Property or any Collateral, and (v) each such agreement which pertains to the Credit Facility shall be assigned by Borrowers to Agent as additional Collateral for the Credit Facility.

            27. Right of Entry. Agent, Co-Lenders and their respective employees and agents shall have the right, upon reasonable prior notice to Borrowers and subject to the rights of lessee and tenants to enter and inspect the Properties at all reasonable times.

            28. Books and Records. Borrowers will keep and maintain or will cause to be kept and maintained on a fiscal year basis in accordance with generally accepted accounting practices consistently applied proper and accurate books, records and accounts reflecting all of the financial affairs of Borrowers, and all items of income and expense in connection with the operation of the Properties or in connection with any services, equipment or furnishings provided in connection with the operation of the Properties, whether such income or expense be realized by Borrowers or any other Person excepting lessees unrelated to and unaffiliated with Borrowers who have leased from Borrowers portions of any Properties for the purpose of occupying the same. Co-Lenders and their respective employees and agents shall have the right from time to time upon not less than one (1) business day's prior notice and at all times during normal business hours to examine such books, records and accounts at the offices of Borrowers or other Person maintaining such books, records and accounts and to make copies or extracts thereof as Co-Lenders, or their respective employees or agents shall desire. Co-Lenders shall also have the right upon reasonable notice and during normal business hours to conduct an audit of the books and records of Borrowers, which audit may be performed by an independent certified public accountant selected and retained by Co-Lenders. If such audit is conducted by Co-Lenders subsequent to the occurrence of a default under any of the Credit Facility Documents or if the results of such audit discloses a material discrepancy from the information previously provided by Borrowers irrespective of whether or not such audit was conducted subsequent to the occurrence of a default under the Credit Facility Documents, then the cost of such audit shall be borne by Borrowers, shall be paid by the Borrowers within ten (10) days after request by Agent and shall constitute part of the Debt. The obligation of Borrowers to pay the aforementioned audit costs pursuant to this paragraph shall be secured by the Mortgages and the other Credit Facility Documents. Except as otherwise set forth in this paragraph, the cost of any audit conducted hereunder shall be paid by Co-Lenders. Borrowers shall furnish or cause to be furnished to each Co-Lender each of the following:

                        (i) annually, within ninety (90) days next following the
            end of each calendar year during the term of the Credit Facility, individual and consolidated unaudited financial and operating statements in the form attached hereto as EXHIBIT M covering the operation of each of the Properties from time to time constituting part of the Collateral for the Credit Facility for such calendar year, which financial and operating statements shall show the actual performance of each of the Properties from time to time constituting part of the Collateral for the Credit Facility for the immediately preceding calendar year and shall otherwise be in form and substance reasonably satisfactory to Co-Lenders.

                        (ii) annually, within ninety (90) days next following
            the end of each calendar year during the term of the Credit Facility, complete executed copies of annual audited consolidated and annual unaudited consolidating financial statements in the form attached hereto as EXHIBIT N for each Borrowers and Guarantors for such calendar year, and containing a fully itemized statement of profit and loss and of surplus and a balance sheet.

                        (iii) individual and consolidated operating and capital
            expenditure budgets for each calendar year during the term of Credit Facility pertaining in the form attached hereto as EXHIBIT O and covering each of the Properties from time to time constituting part of the Collateral for the Credit Facility. The 1997 budgets shall be submitted prior to January 31, 1997, and the budgets for subsequent calendar years shall be due not later than 30 days prior to beginning of such calendar year during the term of the Credit Facility.

                        (iv) quarterly (unless otherwise requested by Agent more
            frequently than quarterly, but in no event more frequently than monthly) not later than forty five (45) days after the end of each calendar quarter (or such shorter period of time if requested more frequently than quarterly) during the term of the Credit Facility, quarterly unaudited individual and consolidated operating statements in the form attached hereto as EXHIBIT P covering each of the Properties from time to time constituting part of the Collateral for the Credit Facility, reconciled on a quarterly basis to the then current annual individual and consolidated operating budgets for the Properties;

                        (v) copies of all other quarterly and annual filings of
            Borrowers with the Securities and Exchange Commission and other publicly released information concurrent with such filing or public releases.

                        (vi) Such other information with respect to Borrowers,
            Guarantors, the properties and assets owned by Borrowers (irrespective of whether constituting part of the collateral pool for the Credit Facility) and by Guarantors and the respective subsidiaries and Affiliates of Borrowers and Guarantors as may be reasonably requested by Co-Lenders.

All audited financial statements required to be prepared pursuant to the provisions of this paragraph shall be prepared and certified by an independent certified public accountant acceptable to Co-Lenders, shall be prepared in accordance with GAAP, and shall be in form and substance satisfactory to Co-Lenders. All unaudited financial statements delivered to Co-Lenders pursuant to the provisions of this paragraph shall be certified to be true and correct in all material respects by the chief financial officer or the chief executive officer of BRT. Borrowers shall furnish to Co-Lenders within forty five (45) days next following the end of each calendar quarter during the term of the Credit Facility, a certificate signed by the chief financial officer or the chief executive officer of BRT certifying on the date thereof either that there does or does not exist an event which constitutes, or which upon notice or lapse of time or both would constitute, a default or an Event of Default under any of the Credit Facility Documents, and if such default or Event of Default exists, the nature thereof and the period of time it has existed.

            29. Taxes. Borrowers shall pay, or cause to be paid, all taxes, assessments, water rates, sewer rents and other charges, including vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Premises, now or hereafter levied or assessed against the

Properties (the "Taxes") prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for non-payment thereof. Borrowers shall deliver to Co-Lenders, upon request, receipted bills, cancelled checks, and other evidence satisfactory to Co-Lenders evidencing the payment of the Taxes prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for the non-payment thereof. Co-Lenders shall have the right in their discretion to maintain a tax services contract with respect to the Properties with a tax reporting agency satisfactory to Co-Lenders. Borrowers shall reimburse Co-Lenders upon demand for the cost of maintaining such tax service contract during the term of the Credit Facility. After prior notice to Co-Lenders, in the case of any material item, Borrowers, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes, provided that
(i) no default shall have occurred and shall be continuing under the Credit Facility Notes, the Mortgages, this Agreement or any of the other Credit Facility Documents, (ii) Borrowers is permitted to do so under the provisions of the Ground Leases and any mortgage or deed of trust superior in lien to the Mortgages, (iii) such proceeding shall suspend the collection of the contested Taxes from Borrowers and from the Properties, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrowers is, or the Properties are, subject and shall not constitute a default thereunder, (v) neither the Properties nor any part thereof nor any interest therein will in the opinion of Co-Lenders be in danger of being sold, forfeited, terminated, cancelled or lost, and (vi) Borrowers shall have set aside in a manner satisfactory to Co-Lenders adequate cash reserves for the payment of the contested Taxes, together with all interest and penalties thereon, or in the alternative Borrowers shall have furnished such security as may be required in the proceeding, or as may otherwise be requested or required by Co-Lenders to insure the payment of the contested Taxes, together with all interest and penalties thereon.

            30. Insurance Coverage. Borrowers will insure the Properties and other Collateral against such perils and hazards, and in such amounts and with such limits, as Co-Lenders may from time to time reasonably require, and in any event will continuously maintain with respect to each of the Properties and the other Collateral, without cost to Co-Lenders, the insurance described in EXHIBIT Q of this Agreement (collectively, the "Insurance Policies"). All Insurance Policies shall be in form, issued by companies, in amounts and with deductibles satisfactory to Co-Lenders from time to time and shall be maintained throughout the term of the Credit Facility without cost to Co-Lenders. An insurance company shall not be satisfactory unless such insurance company (a) has Best's general policyholder rating of "A-" or better and a financial rating of "Class VIII" or better; (b) is licensed in the State in which the insured Property is located;
(c) has actively been in business for at least five (5) years; (d) if it is a mutual company, is a nonassessable company; and (e) does not provide insurance on any one building in excess of ten (10%) percent of its policyholders' surplus (including capital). All Insurance Policies insuring against casualty and business interruption and other appropriate policies shall include non-contributing mortgagee endorsements in favor of Co-Lenders with loss payable to Co-Lenders, as well as standard waiver of subrogation endorsements, and shall provide that the coverage shall not be terminated or modified, nor a risk changed without thirty (30) days' advance written notice to Co-Lenders. A verified copy of each Insurance Policy shall be delivered to Agent. If a blanket policy is issued, a certified copy of said policy shall be furnished, together with an endorsement indicating that Co-Lenders, and their respective affiliates, subsidiaries, successors and assigns are additional insureds under such policy in the designated amount. If any portion of the insured risks are reinsured, the reinsurance policies shall contain "cut-through" endorsements in form satisfactory to Co-Lenders. Commencing with the calendar quarter which commences on January 1, 1997, Borrowers will deliver to Co-Lenders, not later than January 10, 1997, and thereafter not later than fifteen (15) days after the commencement of each subsequent calendar quarter during the term of the Credit Facility, evidence satisfactory to Co-Lenders confirming that Borrowers have prepaid all insurance premiums for the Insurance Policies (the "Insurance Premiums") allocable to the calendar quarter in question. Borrowers will deliver all Insurance Policies to Agent and, in case of Insurance Policies about to expire, Borrowers will deliver renewal or replacement policies to Agent not less than thirty (30) days prior to the date of expiration. The foregoing requirements of this paragraph shall apply to any separate policies of insurance taken out by Borrowers concurrent in form or contributing in the event of loss with the Insurance Policies. If any Insurance Policy or part thereof shall expire or be withdrawn or become void by reason of the failure or impairment of the capital of any company in which the insurance shall be carried, or if at any time Co-Lenders are not in receipt of written evidence that all insurance required hereunder is in force and effect or if for any reason whatsoever the insurance shall be unsatisfactory to Co-Lenders, Co-Lenders shall have the absolute and unconditional right without prior notice to Borrowers to take such action as Co-Lenders deems necessary to protect the interest of Co-Lenders in the Properties and other Collateral, including without limitation, the obtaining of such insurance coverage as Co-Lenders deem appropriate, and all expenses incurred by Co-Lenders in connection with such action or by Co-Lenders in obtaining such insurance and keeping it in effect shall be paid by Borrowers to Co-Lenders upon demand together with interest thereon at the Default Rate. Co-Lenders will promptly inform Borrowers of any such action so taken by Co-Lenders. Borrowers shall at all times comply with and shall cause the Properties, the other Collateral and the use, occupancy, operation, maintenance, alteration, repair and restoration thereof to comply with the terms, conditions, stipulations and requirements of the Insurance Policies. If a Property, or any portion thereof, is located in a Federally designated "special flood hazard area", in addition to the other Insurance Policies required under this paragraph, a flood insurance policy shall be delivered by Borrowers to Agent with respect thereto. If no portion of a Property is located in a Federally designated "special flood hazard area" such fact shall be substantiated by a certificate in form satisfactory to Agent from a licensed surveyor, appraiser or professional engineer or other qualified individual. Except as hereinafter specifically provided to the contrary in this paragraph, if any Property shall be damaged or destroyed, in whole or in part, by fire or other property hazard or casualty, Borrowers shall give prompt notice thereof to Co-Lenders and one hundred (100%) percent of the net amount of all insurance proceeds received by Co-Lenders or Borrowers as a result of such damage or destruction after deduction of reasonable costs and expenses, if any, in collecting the same, shall be applied in reduction of outstanding Principal Balance under the Credit Facility. If a particular Property (a "Damaged Property") shall be damaged or destroyed, in whole or in part, by fire or other casualty, Co-Lenders shall, in accordance with the provisions of this paragraph hereinafter set forth, make the net amount of all insurance proceeds received by Co-Lenders pursuant to the provisions of this Agreement as a result of such damage or destruction after deduction of their reasonable costs and expenses, if any, in collecting the same (hereinafter referred to as the "Net Proceeds") available for the repair and restoration of the Damaged Property, provided that (i) no default shall have occurred and shall be continuing under the Credit Facility Documents, (ii) Borrowers shall commence the repair and restoration of the Damaged Property, as nearly as possible to the condition the Damaged Property were in immediately prior to such fire or other casualty, with such alterations as may be approved by Co-Lenders, as soon as reasonably practicable, and provided that Co-Lenders have confirmed to Borrowers that the Net Proceeds will be made available pursuant to the following provisions of this paragraph to cover the cost of such repair and restoration, and shall diligently pursue the same to satisfactory completion, (iii) Co-Lenders shall be satisfied that any operating deficits which will be incurred with respect to the Damaged Property as a result of the occurrence of any such fire or other casualty will be covered out of the Net Proceeds or by Borrowers out-of-pocket or with the proceeds, if any, of business interruption or rental interruption insurance, (iv) Co-Lenders shall be satisfied that, upon the completion of such repair and restoration of the Damaged Property, the gross cash flow and the net cash flow of the Damaged Property will be restored to a level sufficient to cover all carrying costs and operating expenses of the Damaged Property, (v) Co-Lenders shall be satisfied that the repair and restoration of the Damaged Property will be completed on or before the earlier to occur of (w) ninety (90) days prior to the Maturity Date, or (x) the earliest date required for such completion under the terms of the Ground Lease, if any, pertaining to the Damaged Property or under the terms of any Leases which will or are required in accordance with the provisions of this paragraph hereinafter set forth to remain in effect subsequent to the occurrence of such fire or other casualty and the completion of the repair and restoration of the Damaged Property, (vi) Co-Lenders shall be satisfied that all of the terms, covenants and provisions of this Agreement and the other Credit Facility Documents will continue to be complied with during and subsequent to the completion of such repair and restoration (including, without limitation, the financial covenants set forth in paragraph 13 and paragraph 23 of this Agreement, and (vii) Borrowers and the Guarantors shall execute and deliver to Co-Lenders a completion guaranty in form and substance satisfactory to Co-Lenders pursuant to the provisions of which Borrowers and Guarantors shall jointly and severally guaranty to Co-Lenders the lien-free completion by Borrowers of the repair and restoration of the Damaged Property in accordance with the provisions of this paragraph. Notwithstanding anything to the contrary contained in this paragraph, Co-Lenders shall not be obligated to make Net Proceeds available for the repair and restoration of the Damaged Property in accordance with the provisions of this paragraph if more than 30% of the Property in question has been damaged or destroyed by such fire or other casualty (as measured by the cost of completing the repair and restoration of the damaged portions of the Property in question verses the cost of total replacement of the Property in question) or if Leases demising in the aggregate more than 30% of the total office space in the Damaged Property which has been demised under executed and delivered Leases in effect as of the date of the occurrence of such fire or other casualty are terminated as a result of such fire or other casualty, or will not remain in full force and effect during and after the completion of the repair and restoration of the Damaged Property. The Net Proceeds, shall be held by Co-Lenders in an interest bearing account, and until disbursed in accordance with the provisions of this paragraph, shall constitute additional security for the payment of the Debt. The Net Proceeds together with interest earned thereon, shall be disbursed by Co-Lenders to, or as directed by, Borrowers from time to time during the course of the repair and restoration of the Damaged Property, upon receipt of evidence satisfactory to Co-Lenders (which evidence shall in each instance and to the full extent required by Co-Lenders include receipted bills, invoices, lien waivers and a continuation and date down of title to the Damaged Property in form satisfactory to Co-Lenders and issued by the title company insuring the lien of this Mortgage or another title company satisfactory to Co-Lenders) that (i) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the repair and restoration of the Damaged Property have been paid for in full, and (ii) there exist no notice of pendency, stop order, notice of intention to file mechanic's or materialman's lien, mechanic's or materialman's lien or other lien or encumbrance of any nature whatsoever on the Damaged Property arising out of the repair and restoration of the Damaged Property which have not either been fully bonded to the satisfaction of Co-Lenders and discharged of record or in the alternative fully insured over to the satisfaction of Co-Lenders by the title company insuring the lien of the Mortgage covering the Damaged Property. The repair and restoration of the Damaged Property shall be done and completed by Borrowers in an expeditious and diligent fashion and in compliance with all applicable governmental laws, rules and regulations (including, without limitation, all applicable Environmental Requirements), and all plans and specifications required in connection with the repair and restoration of the Damaged Property shall be subject to review and acceptance in all respects by Co-Lenders and by an independent consulting engineer selected by Co-Lenders (hereinafter referred to in this paragraph as the "Consultant"). Upon the occurrence of an Event of Default, Co-Lenders shall have the use of such plan and specifications and all permits, licenses and approvals required or obtained in connection with the repair and restoration of the Damaged Property. The identity of the contractors, subcontractors and materialmen engaged in the repair and restoration of the Damaged Property, as well as the contracts under which they have been engaged, shall be subject to approval, review and acceptance by Co-Lenders and Consultant. All costs and expenses incurred by Co-Lenders in connection with making the Net Proceeds available for the repair and restoration of the Damaged Property including, without limitation, reasonable counsel fees and the Consultant's fees, shall be paid by Borrowers. In no event shall Co-Lenders be obligated to make disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the repair and restoration of the Damaged Property, as certified by the Consultant, minus the Casualty Retainage. The term "Casualty Retainage" as used in this paragraph shall mean an amount equal to 10% of the costs actually incurred for work in place as part of the repair and restoration of the Damaged Property, as certified by the Consultant. The Casualty Retainage shall in no event, and notwithstanding anything to the contrary hereinabove set forth in this paragraph, be less than the amount actually held back by Borrowers from contractors, subcontractors and materialmen engaged in the making of the repair and restoration of the Damaged Property. Co-Lenders shall not be obligated to make disbursements of the Net Proceeds more frequently than once every fifteen (15) days. The Casualty Retainage shall not be released until the Consultant certifies to Co-Lenders that the repair and restoration of the Damaged Property have been completed in accordance with the provisions of this paragraph, and Co-Lenders receives evidence satisfactory to Co-Lenders that the costs of the repair and restoration of the Damaged Property have been paid in full or will be paid in full out of the Casualty Retainage, provided, however, that Co-Lenders will release the portion of the Casualty Retainage being held with respect to any contractor, subcontractor or materialman engaged in the repair and restoration of the Damaged Property as of the date upon which the Consultant certifies to Co-Lenders that such contractor, subcontractor or materialman has satisfactorily completed all work and has supplied all materials in accordance with the provisions of such contractor's, subcontractor's or materialman's contract, and such contractor, subcontractor or materialman delivers such lien waivers and evidence of payment in full of all sums due to such contractor, subcontractor or materialman as may be reasonably requested by Co-Lenders or by the title company insuring the lien of the Mortgage covering the Damaged Property. If required by Co-Lenders, the release of any such portion of the Casualty Retainage shall be approved by the surety company, if any, which has issued a payment or performance bond with respect to such contractor, subcontractor or materialman. Notwithstanding anything to the contrary contained in this paragraph, if the Net Proceeds shall be less than $250,000 and if the costs of completing the repair and restoration of the Damaged Property shall be less than $250,000, the Net Proceeds will be disbursed by Co-Lenders to Borrowers upon receipt, provided that no default shall have occurred and shall be continuing under the Credit Facility Documents, and Borrowers delivers to Co-Lenders a written undertaking to expeditiously commence and to satisfactorily complete with due diligence the repair and restoration of the Damaged Property. If at any time the Net Proceeds or the undisbursed balance thereof shall not, in the opinion of Co-Lenders, be sufficient to pay in full the balance of the costs which will be incurred in connection with the completion of the repair and restoration of the Damaged Property, Borrowers shall deposit the deficiency (hereinafter referred to as the "Net Proceeds Deficiency") with Co-Lenders before any further disbursement of the Net Proceeds shall be made, which Net Proceeds Deficiency deposit shall be held by Co-Lenders in an interest bearing account, shall be disbursed together with interest earned thereon, for costs actually incurred in connection with the repair and restoration of the Damaged Property on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this paragraph shall constitute additional security for the payment of the Debt. Upon the occurrence of an Event of Default, Co-Lenders shall have the right to apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt whether or not then due and payable in such order, priority and proportions as Co-Lenders shall deem to be appropriate in its discretion. The excess, if any, of the Net Proceeds and the remaining balance, if any, of the Net Proceeds Deficiency deposit, together with interest thereon, after the Consultant certifies to Co-Lenders that the repair and restoration of the Damaged Property have been completed in accordance with the provisions of this paragraph, and the receipt by Co-Lenders of evidence satisfactory to Co-Lenders that all costs incurred in connection with the repair and restoration have been paid in full, shall be applied to the reduction of the outstanding Principal Balance of the Credit Facility. All costs of the repair and restoration of the Damaged Property in excess of the Net Proceeds shall be paid for by Borrowers. All insurance proceeds received by Co-Lenders and not required to be disbursed for the repair and restoration of the Damaged Property pursuant to the provisions of this paragraph hereinabove set forth may be retained and applied by Co-Lenders toward the payment of the Debt whether or not then due and payable in such order, priority and proportions as Co-Lenders in their discretion shall deem proper or, at the discretion of Co-Lenders, the same may be paid, either in whole or in part, to Borrowers for such purposes as Co-Lenders shall designate, in their discretion. If Co-Lenders shall receive and retain insurance proceeds, the lien of the Mortgages shall be reduced only by the amount thereof received and retained by Co-Lenders and actually applied by Co-Lenders in reduction of the Debt.

            31. Condemnation. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise, Borrowers shall continue to pay the Debt at the time and in the manner provided for its payment in the Credit Facility Notes, this Agreement and the Mortgages and the Debt shall not be reduced until any award or payment therefor shall have been actually received and applied by Agent to the discharge of the Debt. Except as hereinafter specifically provided to the contrary in this paragraph, if all or any portion of a Property is taken by any public or quasi-public authority through eminent domain or otherwise, one hundred (100%) percent of the aggregate award or payment received by Co-Lenders or Borrowers as a result of such taking after deduction of reasonable costs and expenses, if any, in collecting the same shall be applied in reduction of outstanding Principal Balance under the Credit Facility. If any Property is sold, through foreclosure or otherwise, prior to the receipt by Co-Lenders of such award or payment, Co-Lenders shall have the right, whether or not a deficiency judgment on the Credit Facility Notes shall have been sought, recovered or denied, to receive such award or payment, or a portion thereof sufficient to pay the Debt, whichever is less. Borrowers shall file and prosecute its claim or claims for any such award or payment in good faith and with due diligence and cause the same to be collected and paid over to Co-Lenders. Borrowers hereby irrevocably authorize and empower Co-Lenders, in the name of Borrowers or otherwise, to collect and receipt for any such award or payment and, subsequent to the occurrence of a default beyond the expiration of applicable notice and cure periods, if any under any of the Credit Facility Documents and during the continuance thereof, to file and prosecute such claim or claims. Although it is hereby expressly agreed that the same shall not be necessary in any event, Borrowers shall, upon demand of Co-Lenders, make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning any such award or payment to Co-Lenders, free and clear of any encumbrances of any kind or nature whatsoever. Notwithstanding anything to the contrary contained in this paragraph, if a non-material part of a particular Property is taken through eminent domain or otherwise and if such taking does not otherwise involve a physical taking of the buildings constituting part of such Property, or any portion thereof, any award given as a result of such taking may be retained by Borrowers, provided (i) such award is not in excess of $100,000, (ii) no default shall have occurred and shall be continuing under the Credit Facility Documents, (iii) Borrowers promptly commence any necessary repair or restoration to such Property, (iv) Co-Lenders are satisfied that neither the value, use nor operation of such Property will be adversely affected in any material way as a result of such taking, and (v) Co-Lenders are satisfied that all necessary repairs and restorations to such Property will be diligently and satisfactorily completed by Borrowers within a reasonable period of time taking into account the nature of the taking.

            32. Environmental Provisions. For the purposes of this paragraph the following terms shall have the following meanings: (i) the term "Hazardous Material" shall mean any material or substance that, whether by its nature or use, is now or hereafter defined as a hazardous waste, hazardous substance, pollutant or contaminant under any Environmental Requirement, or which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and which is now or hereafter regulated under any Environmental Requirement, or which is or contains petroleum, gasoline, diesel fuel or another petroleum hydrocarbon product, (ii) the term "Environmental Requirements" shall collectively mean all present and future laws, statutes, ordinances, rules, regulations, orders, codes, licenses, permits, decrees, judgments, directives or the equivalent of or by any Governmental Authority and relating to or addressing the protection of the environment or human health, and (iii) the term "Governmental Authority" shall mean the Federal government, or any state or other political subdivision thereof, or any agency, court or body of the Federal government, any state or other political subdivision thereof, exercising executive, legislative, judicial, regulatory or administrative functions. Borrowers hereby represents and warrants to Co-Lenders that to the best of Borrowers's knowledge (i) no Hazardous Material is currently located at, on, in, under or about any Property, except as specifically set forth in the Environmental Reports, (ii) no Hazardous Material is currently located at, in, on, under or about any Property in a manner which violates any Environmental Requirement, or which requires cleanup or corrective action of any kind under any Environmental Requirement, (iii) no releasing, emitting, discharging, leaching, dumping or disposing of any Hazardous Material from any Property onto or into any other property or from any other property onto or into any Property has occurred or is occurring in violation of any Environmental Requirement, (iv) no notice of violation, lien, complaint, suit, order or other notice with respect to any Property is presently outstanding under any Environmental Requirement, and (v) each Property and the operation thereof are in compliance with all Environmental Requirements. Borrowers shall comply, and shall cause all tenants or other occupants of the Properties to comply, in all respects with all Environmental Requirements, and will not generate, store, handle, process, dispose of or otherwise use, and will not permit any tenant or other occupant of any Property to generate, store, handle, process, dispose of or otherwise use, Hazardous Materials at, in, on, under or about any Property in a manner that could lead or potentially lead to the imposition on Borrowers, any Co-Lender or any Property of any liability or lien of any nature whatsoever under any Environmental Requirement. Borrowers shall notify Co-Lenders promptly in the event of any spill or other release of any Hazardous Material at, in, on, under or about any Property which is required to be reported to a Governmental Authority under any Environmental Requirement, will promptly forward Agent copies of any notices received by Borrowers relating to alleged violations of any Environmental Requirement and will promptly pay when due any fine or assessment against any Co-Lender, any Borrowers or any Property relating to any Environmental Requirement. If at any time it is determined that the operation or use of any Property violates any applicable Environmental Requirement or that there are Hazardous Materials located at, in, on, under or about any Property which, under any Environmental Requirement, require special handling in collection, storage, treatment or disposal, or any other form of cleanup or corrective action, Borrowers shall, within thirty (30) days after receipt of notice thereof from any Governmental Authority or from Agent, take, at its sole cost and expense, such actions as may be necessary to fully comply in all respects with all Environmental Requirements, provided, however, that if such compliance cannot reasonably be completed within such thirty (30) day period, Borrowers shall commence such necessary action within such thirty (30) day period and shall thereafter diligently and expeditiously proceed to fully comply in all respects and in a timely fashion with all Environmental Requirements. If Borrowers fails to timely take, or to diligently and expeditiously proceed to complete in a timely fashion, any such action, Co-Lenders may, in their sole and absolute discretion, make advances or payments towards the performance or satisfaction of the same, but shall in no event be under any obligation to do so. All sums so advanced or paid by Co-Lenders (including, without limitation, consultant fees and expenses, investigation and laboratory fees and expenses, and fines or other penalty payments and reasonable legal fees) and all sums advanced or paid in connection with any judicial or administrative investigation or proceeding relating thereto, will immediately, upon demand, become due and payable from Borrowers and shall bear interest at the Default Rate from the date any such sums are so advanced or paid by Co-Lenders until the date any such sums are repaid by Borrowers to Co-Lenders. Borrowers will execute and deliver, promptly upon request, such instruments as Co-Lenders may deem useful or necessary to permit Co-Lenders to take any such action, and such additional notes, as Co-Lenders may require to secure all sums so advanced or paid by Co-Lenders. If a lien is filed against any Property by any Governmental Authority resulting from the need to expend or the actual expending of monies arising from an action or omission, whether intentional or unintentional, of Borrowers or for which Borrowers is responsible, resulting in the releasing, spilling, leaking, leaching, pumping, emitting, pouring, emptying or dumping of any Hazardous Material into the waters or onto land located within or without the State in which any Property is located, then Borrowers will, within thirty (30) days from the date that Borrowers are first given notice that such lien has been placed against such Property (or within such shorter period of time as may be specified by Co-Lenders if such Governmental Authority has commenced steps to cause such Property to be sold pursuant to such lien) either
(a) pay the claim and remove the lien, or (b) furnish a cash deposit, bond, or such other security with respect thereto as is satisfactory in all respects to Co-Lenders and is sufficient to effect a complete discharge of such lien on such Property. Notwithstanding the foregoing, after prior notice to Agent, in the case of any material item, Borrowers, at its own expense, may contest by appropriate legal proceedings, promptly initiated and conducted in good faith and with due diligence, the validity or enforceability, in whole or in part, of any Environmental Requirement, provided that (i) no default shall have occurred and be continuing under the Credit Facility Notes, the Mortgages, this Agreement or any of the other Credit Facility Documents, (ii) Borrowers is permitted to do so under the provisions of the Ground Leases, (iii) such proceeding shall suspend the obligation of Borrowers to comply with any such Environmental Requirement, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrowers is, or the Properties are, subject and shall not constitute a default thereunder, (v) failure to immediately comply with any such law, order, ordinance, rule or regulation will not invalidate or vitiate any Insurance Policies, in whole or in part, and will not in the opinion of Co-Lenders constitute a present danger to the Properties or any portion thereof, or to the individuals using and entering upon the Properties, (vi) neither the Properties nor any part thereof nor any interest therein will in the opinion of Co-Lenders be in danger of being sold, forfeited, confiscated, terminated, cancelled or lost, (vii) Borrowers shall have furnished such security as may be required in the proceeding, or as may otherwise be requested or required by Co-Lenders to insure the payment by Borrowers of all costs of compliance, fines and penalties, together with interest thereon, as may be incurred by Borrowers in the event of a determination in such proceeding adverse to Borrowers, and (viii) neither Borrowers, Agent nor any Co-Lender will in the opinion of Agent and Co-Lenders be subject to any criminal or civil liability as the result of such contestment by Borrowers. Co-Lenders may, at their option, at intervals of not less than one year, or more frequently if Co-Lenders reasonably believe that a Hazardous Material or other environmental condition violates or threatens to violate any Environmental Requirement applicable to a Property, cause an environmental audit of such Property to be conducted to confirm Borrowers's compliance with the provisions of this paragraph in respect of such Property, and Borrowers shall cooperate in all reasonable ways with Agent in connection with any such audit. If such audit discloses that a violation of an Environmental Requirement exists, Borrowers shall pay all costs and expenses incurred in connection with such audit, otherwise, the costs and expenses of such audit shall, notwithstanding anything to the contrary set forth in this paragraph, be paid by Co-Lenders. If any of the Mortgages is foreclosed, or if any Property is sold pursuant to the provisions of the Mortgages, or if Borrowers tenders a deed or assignment in lieu of foreclosure or sale, Borrowers shall deliver such Properties to the purchaser at foreclosure or sale or to Co-Lenders, their respective nominees, or wholly owned subsidiaries, as the case may be, in a condition that complies in all respects with all Environmental Requirements. Borrowers will defend, indemnify, and hold harmless Agent, Co-Lenders, their respective employees, agents, officers, and directors, from and against any and all claims, demands, penalties, causes of action, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise (including, without limitation, consultant fees and expenses, investigation and laboratory fees and expenses, court costs, litigation expenses and reasonable attorneys fees) arising out of, or in any way related to, (i) any breach by Borrowers of any of the provisions of this paragraph, (ii) the presence, disposal, spillage, discharge, emission, leakage, release, or threatened release of any Hazardous Material which is at, in, on, under, about, from or affecting any Property, including, without limitation, any damage or injury resulting from any such Hazardous Material to or affecting any Property or the soil, water, air, vegetation, buildings, personal property, individuals or animals located on any Property or on any other property or otherwise, (iii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any such Hazardous Material, (iv) any lawsuit brought or threatened, settlement reached, or order or directive of or by any Governmental Authority relating to such Hazardous Material, or (v) any violation of any Environmental Requirement. The aforesaid indemnification shall in all events and under all circumstances constitute the personal recourse undertakings, obligations and liabilities of Borrowers. The indemnification by Borrowers in favor of Agent and Co-Lenders hereinabove set forth in this paragraph shall not be applicable to any claim, demand, penalty, cause of action, fine, liability, settlement, damage, cost or other expense of any type whatsoever pertaining to a particular Property (i) occasioned, arising and caused solely and directly as the result of the negligence or willful misconduct of Agent, any Co-Lender, any nominee or any wholly owned subsidiary of Agent or a Co-Lender or their respective employees or agents and irrespective of whether occurring prior or subsequent to the date upon which any Co-Lender or any nominee or any wholly owned subsidiary of any Co-Lender acquires possession of such Property by foreclosure of the Mortgages, a sale of such Property pursuant to the provisions of the Mortgages, acceptance of a deed or assignment in lieu of foreclosure or sale or otherwise, or (ii) occasioned, arising and caused solely and directly as the result of any act of any Person (other than (A) an act of Borrowers, its employees or agents or Persons under the control of

Borrowers, or (B) an act of Agent, any Co-Lender, any nominee or any wholly owned subsidiary of any Co-Lender or their respective employees or agents which does not constitute negligence or willful misconduct, or (C) an act of any Governmental Authority, including, without limitation, any change in any Environmental Requirement) and occurring subsequent to the earlier to occur of
(x) the date of payment to Co-Lenders in cash of the entire Debt, and (y) the date upon which any Co-Lender, any nominee or any wholly owned subsidiary of any Co-Lender acquires possession of such Property by foreclosure of the Mortgages, a sale of such Property pursuant to the provisions of the Mortgages, acceptance of a deed or assignment in lieu of foreclosure or sale or otherwise. Except as hereinabove specifically provided to the contrary in this paragraph, the obligations and liabilities of Borrowers under this paragraph shall survive and continue in full force and effect and shall not be terminated, discharged or released, in whole or in part, irrespective of whether the Debt has been paid in full and irrespective of any foreclosure of any of the Mortgages, sale of any one or more of the Properties pursuant to the provisions of the Mortgages or acceptance by Co-Lenders, their nominees or wholly owned subsidiaries of one or more deeds or assignments in lieu of foreclosure or sale and irrespective of any other fact or circumstance of any nature whatsoever.

            33. Estoppel Certificates. Borrowers, within ten (10) days after request by Co-Lenders and at its expense, will furnish Co-Lenders with a statement, duly certified, setting forth the amount of the Debt and the offsets or defenses thereto, if any. Co-Lenders, within ten (10) days after request by Borrowers and at Borrowers's expense, and provided that no Event of Default has occurred and is continuing under the Credit Facility Documents, will furnish Borrowers with a statement setting forth the then outstanding principal balance of the Credit Facility Notes and the interest, if any, accrued and unpaid thereon.

            34. Non-Waiver. The failure of Co-Lenders or Agent to insist upon strict performance of any term of this Agreement shall not be deemed to be a waiver of any term of this Agreement. Borrowers shall not be relieved of Borrowers's obligation to pay the Debt at the time and in the manner provided for its payment in the Credit Facility Notes, the Mortgages and this Agreement by reason of (i) failure of Co-Lenders to comply with any request of Borrowers to take any action to foreclose any one or more of the Mortgages or otherwise enforce any of the provisions of this Agreement, the Mortgages, the Credit Facility Notes or any of the other Credit Facility Documents, and (ii) the release, regardless of consideration, of the whole or any part of the Properties or any other Collateral or security for the Debt. Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien, encumbrance, right, title or interest in or to the Properties, Co-Lenders may release any Person at any time liable for the payment of the Debt or any portion thereof or any part of the security held for the Debt and may extend the time of payment or otherwise modify the terms of the Credit Facility Notes, the Mortgages, this Agreement or any of the other Credit Facility Documents, including, without limitation, a modification of the interest rate payable on the principal balance of the Credit Facility Notes, without in any manner impairing or affecting the Mortgages or the respective liens thereof or the priority of the Mortgages, as so extended and modified, as security for the Debt over any such subordinate lien, encumbrance, right, title or interest. Co-Lenders may resort for the payment of the Debt to any other security held by Co-Lenders in such order and manner as Co-Lenders in their discretion, may elect. Co-Lenders may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Co-Lenders thereafter to foreclose any one or more of the Mortgages. Co-Lenders shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every additional right and remedy set forth in the Credit Facility Documents or now or hereafter afforded by law. The rights of Co-Lenders under this Agreement and the other Credit Facility Documents shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Co-Lenders shall be construed as an election to proceed under any one provision of this Agreement or of the other Credit Facility Documents to the exclusion of any other provision set forth in this Agreement or the other Credit Facility Documents.

            35. Sole Discretion. Except as may otherwise be expressly provided to the contrary, wherever pursuant to the Credit Facility Notes, the Mortgages, this Agreement, or any of the other Credit Facility Documents, Agent or any Co-Lender exercises any right given to it to consent or not consent, or to approve or disapprove, or any arrangement or term is to be satisfactory to Agent or such Co-Lender the decision of Agent or such Co-Lender, as the case may be, shall be in the sole and absolute discretion of Agent or such Co-Lender, as the case may be, and shall be final and conclusive.

            36. Absolute and Unconditional Obligation. Borrowers acknowledges that Borrowers' obligation to pay the Debt in accordance with the provisions of the Credit Facility Notes, the Mortgages and this Agreement is and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to the Credit Facility Notes, the Mortgages or this Agreement or the obligation of Borrowers thereunder to pay the Debt or the obligations of any other Person relating to the Credit Facility Notes, the Mortgages or this Agreement or the obligations of Borrowers under the Credit Facility Notes, the Mortgages or this Agreement or otherwise with respect to the Credit Facility, and Borrowers absolutely, unconditionally and irrevocably waives any and all right to assert any defense, setoff, counterclaim or crossclaim of any nature whatsoever with respect to the obligation of Borrowers to pay the Debt in accordance with the provisions of the Credit Facility Notes, the Mortgages and this Agreement or the obligations of any other Person relating to the Credit Facility Notes, the Mortgages or this Agreement or obligations of Borrowers under the Facility Notes, the Mortgages or this Agreement or otherwise with respect to the Credit Facility in any action, case or proceeding brought by Agent or Co-Lenders to collect the Debt, or any portion thereof, or to enforce, foreclose and realize upon the lien and security interest created by the Mortgages or any other document or instrument securing repayment of the Debt, in whole or in part (provided, however, that the foregoing provisions of this sentence shall not be deemed a waiver of the right of Borrowers to assert any compulsory counterclaim in any such action, case or proceeding brought by Agent or Co-Lenders in any state court if such counterclaim is compelled under local law or rule or procedure, or in any such action, case or proceeding brought by Agent or Co-Lenders in a court of the United States, nor shall the foregoing provisions of this sentence be deemed a waiver of the right of Borrowers to assert any claim which would otherwise constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Agent or Co-Lenders in any separate action, case or proceeding brought by Borrowers against Agent or Co-Lenders).

            37. Relationship. The relationship of Co-Lenders to Borrowers hereunder is strictly and solely that of lender and borrower and nothing contained in the Credit Facility Notes, the Mortgages, this Agreement or any of the other Credit Facility Documents is intended to create, or shall in any event or under any circumstance be construed as creating, a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between Co-Lenders and Borrowers other than as lender and borrower.

            38. Anti-Forfeiture. Borrowers hereby covenant and agree not to commit, permit or suffer to exist any act or omission affording the Federal government or any state or local government the right of forfeiture under any

Federal or state RICO or similar law as against the Properties or any part thereof or interest therein or any monies paid in performance of Borrowers' obligations under this Agreement, the Mortgages, the Credit Facility Notes or any of the other Credit Facility Documents. In furtherance thereof, Borrowers hereby indemnify Agent and Co-Lenders and agree to defend and hold Agent and Co-Lenders harmless from and against any loss, damage or injury by reason of the breach of the covenants and agreements set forth in this paragraph, which indemnity shall constitute the personal recourse obligation of Borrowers. Without limiting the generality of the foregoing, the filing of formal charges or the commencement of proceedings against Borrowers or against the Properties or any part thereof or interest therein under any Federal or state law for which forfeiture of the Properties or any part thereof or of any monies paid in performance of Borrowers' obligations under the Credit Facility Documents is a potential result, shall, at the election of Co-Lenders, but otherwise subject to the immediately following sentence, constitute an Event of Default hereunder without notice or opportunity to cure. Notwithstanding the foregoing, after prior notice to Co-Lenders, Borrowers, at their own cost and expense, may contest the validity of or application of any such law affording such forfeiture, provided that (i) no default shall have occurred and shall be continuing under the Credit Facility Notes, the Mortgages, this Agreement or any of the other Credit Facility Documents, (ii) Borrowers are permitted to do so under the provisions of the Ground Leases, (iii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrowers are or the Properties are subject and shall not constitute a default thereunder, (iv) neither the Properties nor any portion thereof nor any interest therein will in the opinion of Co-Lenders be in danger of being sold, forfeited, terminated, cancelled or lost, and (iii) Borrowers shall have deposited with Agent cash or other cash equivalent or letter of credit satisfactory to Co-Lenders in an amount sufficient to discharge any lien together with interest and penalties thereon arising out of such law. Notwithstanding the foregoing, Borrowers shall not be required to make any deposit with Agent pursuant to clause (iii) of the preceding sentence, if Co-Lenders are reasonably satisfied that (a) the act or omission affording such forfeiture was committed by a Person other than Borrowers or an Affiliate or subsidiary of Borrowers, (b) Borrowers are diligently pursuing their rights and remedies against such Person, (c) neither the Properties nor any portion thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost, and (d) the respective liens and priorities of the Mortgages will not be in danger of being primed, diminished or forfeited.

            39. Deposits. Whenever in this Agreement, Borrowers are required to deposit monies with Agent or Co-Lenders to secure obligations of Borrowers under this Agreement or as a condition precedent to Borrowers' right to contest certain obligations, such monies shall (unless otherwise specifically provided to the contrary in this Agreement) be held in an interest bearing account selected by Agent or Co-Lenders, as the case may be. All such accrued interest shall be held, disbursed and applied in accordance with the provisions applicable to such deposits. In order to secure the payment of the Debt and the performance by Borrowers of its obligations under the Credit Facility Documents, Borrowers hereby grant and assign to Agent and Co-Lenders a security interest in and to all monies from time to time on deposit in any such account. Upon the occurrence of an Event of Default and for so long as such Event of Default shall continue, Co-Lenders shall have the absolute right to apply all or any portion of the balances held in any such accounts to the payment of the Debt whether or not due and payable in such order, priority and proportions as Co-Lenders in their discretion shall deem appropriate.

            40. Submission to Jurisdiction. Borrowers agrees to submit to personal jurisdiction in the State of New York in any action, case or proceeding arising out of the Credit Facility Notes, this Agreement or the other Credit Facility Documents (other than the Mortgages and the Assignments of Leases and Rents), and, in furtherance of such agreement, Borrowers hereby agree and consent that without limiting other methods of obtaining jurisdiction, personal jurisdiction over Borrowers in any such action, case or proceeding may be obtained within or without the jurisdiction of any court located in the State of New York and that any process or notice of motion or other application to any such court in connection with any such action, case or proceeding may be served upon Borrowers by registered or certified mail to or by personal service at the last known address of Borrowers, as the case may be, whether such address be within or without the jurisdiction of any such court. Borrowers also agree that the venue of any litigation arising in connection with the Debt or in respect of any of the obligations of Borrowers under the Credit Facility Notes, this Agreement or the other Credit Facility Document (other than the Mortgages and the Assignments of Leases and Rents) shall, to the extent permitted by law, be in New York County, New York.

            41. Retention of Counsel and Consultants. If, subsequent to the occurrence of a default under any of the Credit Facility Documents or otherwise in connection with the protection, preservation, addition or release of Collateral, Agent or Co-Lenders deem it to be in the best interest of Co-Lenders to retain the assistance of any Person (including, but not limited to, attorneys, title insurance companies, third party escrow agents, appraisers, accountants engineers and surveyors) with respect to any request for consent or approval by Agent or Co-Lenders under the Credit Facility Documents, Borrowers shall reimburse Co-Lenders within ten (10) days of demand by Agent for all reasonable costs incurred by Co-Lenders in connection with the employment of such Persons.

            42. Waiver of Notice. Borrowers shall not be entitled to any notices of any nature whatsoever from Agent or any Co-Lender except with respect to matters for which this Agreement specifically and expressly provides for the giving of notice by Agent or a Co-Lender to Borrowers, and Borrowers hereby expressly waive (to the full extent Borrowers may lawfully do so) the right to receive any notice from Agent or any Co-Lender with respect to any matter for which this Agreement does not specifically and expressly provide for the giving of notice by Agent or a Co-Lender to Borrowers.

            43. Events of Default. The Debt shall become due at the option of Co-Lenders upon the occurrence of any one or more of the following events (collectively, "Events of Default"):

                        (a) if any portion of the Debt is not paid when due;

                        (b) if any of the covenants contained in paragraph 18 of
            this Agreement shall be breached;

                        (c) if any fact, circumstance or event shall occur which
            is specifically characterized under any provision of any Credit Facility Document as an "Event of Default" within the meaning given to such term pursuant to the provisions of this Agreement;

                        (d) if any representation or warranty of any Borrower or
            any Guarantor made in this Agreement or any of the other Credit Facility Documents, or in any certificate, report, financial statement or other instrument furnished in connection with the making of the Credit Facility Notes, the Mortgages, this Agreement or any other Credit Facility Document or the extension of the Credit Facility by Co-Lenders to Borrowers, shall prove false or misleading in any material respect;

                        (e) if any Federal tax lien is filed against Borrowers,
            or any Property and the same is not discharged of record within thirty (30) days after the same is filed (unless the same is being contested in good faith by appropriate proceeding and otherwise in compliance with the general requirements for contesting Taxes, as more specifically set forth in paragraph 29 of this Agreement);

                        (f) if without the consent of Co-Lenders any FF&E
            (except for normal replacement of the FF&E) is removed, or if without the consent of Co-Lenders any Property is demolished or materially altered (other than for tenant improvements being made under Leases entered into in conformity with the provisions of this Agreement);

                        (g) if the Insurance Policies are not kept in full force
            and effect, or if the Insurance Policies are not delivered to Agent upon request;

                        (h) if without the consent of Co-Lenders any Lease is
            made, cancelled or modified (other than in compliance with the provisions of this Agreement and the other Credit Facility Documents) or if any portion of the Rents is paid for a period of more than one (1) month in advance or if any of the Rents are further assigned;

                        (i) if any Borrower shall default beyond the expiration
            of any applicable notice and cure periods in the observance or performance of any term, covenant or condition of any Ground Lease on the part of any Borrower, as ground lessee thereunder, to be observed or performed, unless any such observance or performance shall have been waived or not required in writing by the ground lessor under such Ground Lease, or if any one or more of the events referred to in such Ground Lease shall occur which would or may cause such Ground Lease to terminate without notice or action by the ground lessor thereunder or which would entitle the ground lessor under such Ground Lease to terminate such Ground Lease and the term thereof by giving notice to a Borrower, as ground lessee thereunder, or if the leasehold estate created by such Ground Lease shall be surrendered, in whole or in part, or if such Ground Lease shall be terminated or cancelled for any reason or under any circumstance whatsoever, or if any of the terms, covenants or conditions of such Ground Lease shall in any manner be modified, changed, supplemented, altered or amended without the consent of Co-Lenders;

                        (j) if any Borrower or other Person shall be in default
            (beyond any applicable grace and cure period) under any mortgage, deed of trust, pledge or other security agreement (including, without limitation, any such agreement now or hereafter held by Co-Lenders) affecting or relating to any Property, or any other Collateral or any portion thereof or under any Material Agreement affecting or relating to any Property or any other Collateral, or any portion thereof;

                        (k) if any Property shall become subject (i) to any tax
            lien, other than a lien for local real estate taxes and assessments not due and payable, or (ii) to any lis pendens, notice of pendency, stop order, notice of intention to file mechanic's or materialman's lien, mechanic's or materialman's lien or other lien of any nature whatsoever, and the same shall not either be discharged of record or in the alternative insured over to the satisfaction of Co-Lenders by the title company insuring the lien of the Mortgage pertaining to the Property in question within a period of forty five (45) days after the date upon which Borrower shall be notified, or shall otherwise have actual knowledge, that the same is filed or recorded, and irrespective of whether the same is superior or subordinate in lien or other priority to the lien of the Mortgages and irrespective of whether the same constitutes a perfected or inchoate lien or encumbrance on the Properties or any portion thereof or is only a matter of record or notice;

                        (l) if for any reason any of the covenants set forth in
            paragraph 13 or paragraph 23 of this Agreement shall at any time during the term of the Credit Facility cease to be satisfied and complied with in all respects or if any representation or warranty set forth in paragraph 22 of this Agreement or elsewhere in the Credit Facility Documents shall at any time cease to be true and accurate in all material respects;

                        (m) if any Borrower or Guarantor shall make an
            assignment for the benefit of creditors;

                        (n) (1) if a court of competent jurisdiction enters a
            decree or order for relief with respect to any Borrower or Guarantor under Title 11 of the United States Code as now constituted or hereafter amended or under any other applicable Federal or state bankruptcy, insolvency or other similar law, rule or regulation; or
            (2) if such court enters a decree or order appointing a receiver, liquidator, assignee, trustee, custodian, examiner, magistrate, arbitrator, sequestrator (or similar official) of any Borrowers or Guarantor or of any substantial part of their respective properties; or (3) if such court decrees or orders the winding up or liquidation of the affairs of any Borrower or Guarantor and such order or decree is not dismissed, discharged or vacated of record within sixty (60) days after the same has been entered;

                        (o) if any Borrower or Guarantor files a petition for
            relief or answer or consent seeking relief under Title 11 of the United States Code as now constituted or hereafter amended, or under any other applicable Federal or state bankruptcy, insolvency or other similar law, rule or regulation, or if any Borrower or Guarantor fails to diligently oppose or shall otherwise consent to the commencement or prosecution of an involuntary case under Title 11 of the United States Code as now constituted or hereafter amended, or under any other applicable Federal or state bankruptcy, insolvency or similar law, rule or regulation, or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, examiner, magistrate, arbitrator, sequestrator (or other similar official) of any Borrower or Guarantor or of any substantial part of their respective properties, or if any Borrower or Guarantor fails generally to pay its respective debts as such debts become due, or if any Borrower or Guarantor takes any action in furtherance of any action described in this subparagraph;

                        (p) if any Borrower, Guarantor or other Person shall be
            in default beyond the expiration of any applicable notice and cure periods under the Facility Notes, the Mortgages, this Agreement or any other Credit Facility Document or any other document or instrument otherwise executed and delivered in connection therewith or in connection with the extension of the Credit Facility by Co-Lenders to Borrowers;

                        (q) if (except as otherwise specifically provided to the
            contrary in paragraph 18 of this Agreement with respect to WOP and the BRT/BOP Limited Partnerships) there shall occur a complete or partial suspension or liquidation of all or substantially all of any business of any Borrower or any Guarantor and such occurrence in the opinion of Co-Lenders has or may have a materially adverse impact on any Property or any other Collateral or on the business, assets, operations, property, financial or other condition of any Borrower or Guarantor;

                        (r) if Borrowers shall fail to furnish or cause to be
            furnished to each Co-Lender, any financial or other information required to be provided in accordance with the provisions of this Agreement or the other Credit Facility Documents or otherwise reasonably requested by Co-Lenders or shall fail to permit, or to arrange for, the inspection by Co-Lenders (or their respective employees and agents) of any books or records of Borrowers or any Guarantor and such default shall continue for twenty (20) days after notice by Agent to Borrowers; or

                        (s) if Borrowers shall continue to be in default under
            any of the other terms, covenants or conditions of this Agreement for five (5) days after notice from Agent in the case of any default which can be cured by the payment of a sum of money, or for twenty
            (20) days after notice from Agent in the case of any other default, provided that if such default cannot reasonably be cured within such twenty (20) day period and Borrowers, as the case may be, shall have commenced to cure such default within such twenty (20) day period and thereafter diligently and expeditiously proceeds to cure the same, such twenty (20) day period shall be extended for so long as it shall require Borrowers, as the case may be, in the exercise of due diligence to cure such default, it being agreed, however, that no such extension shall be for a period in excess of sixty (60) days.

Upon the occurrence of an Event of Default, and for so long as any such Event of Default continues, Co-Lenders (subject to the terms and provisions of the Co-Lenders Agreement) (i) shall have no obligation to make any further advances under the Credit Facility, (ii) shall have the absolute and unconditional right in their sole and absolute discretion to declare the Debt or any portion thereof immediately due and payable, (iii) shall have the right to pursue any and all remedies provided for in this Agreement, the Credit Facility Notes, the Mortgages, or any of the other Credit Facility Documents or otherwise available to Co-Lenders, at law or in equity or otherwise, and (iv) shall have the absolute and unconditional right in their sole and absolute discretion to terminate the Credit Facility and their obligations with respect thereto under this Agreement. All remedies afforded to Co-Lenders under this Agreement or under any of the other Credit Facility Documents are separate and cumulative remedies and it is agreed that none of such remedies shall be deemed to be in exclusion of any other remedies available to Co-Lenders and shall not in any manner limit or prejudice any other legal or equitable remedies which Co-Lenders may have.

            44. Application of Moneys. All moneys received or collected by Co-Lenders in respect of the Credit Facility after an Event of Default shall be applied by Co-Lenders first to the payment of all costs incurred in the collection of such moneys (including reasonable attorneys' fees and legal expenses) and second, to the payment of the Debt in such order, priority and proportions as Co-Lenders may in its sole and absolute discretion determine. The balance, if any, of such moneys remaining after payment in full of such costs and the Debt shall be remitted to Borrowers or as otherwise directed by a court of competent jurisdiction.

            45. Right to Cure Defaults. If default beyond any applicable notice and cure period in the performance of any of the covenants of Borrowers, shall occur, Co-Lenders may, at their discretion, remedy the same and for such purpose shall have the right to enter upon the Properties or any portion thereof without thereby being liable to Borrowers (except in connection with its gross negligence or willful misconduct) or any Person in possession thereof holding under Borrowers, and to pay all sums as may be necessary to cure any such default (including, without limitation any default by Borrowers in the payment of any Insurance Premiums or any Taxes or other liens or encumbrances covering the Properties or any part thereof). If Co-Lenders shall remedy such a default (including, without limitation, any default by Borrowers in the payment of any Insurance Premiums or any Taxes or other liens or encumbrances covering the Properties or any part thereof) or appear in, defend or bring any action or proceeding to protect the interest of Co-Lenders in the Properties, or any portion thereof, or to foreclose any of the Mortgages or collect the Debt, the costs and expenses thereof (including reasonable attorneys' fees to the extent permitted by law) with interest as provided in this paragraph, shall be paid by Borrowers to Agent upon demand, and shall be added to and constitute part of the Debt secured by the Mortgages. All such costs and expenses incurred by Co-Lenders in remedying such default or in appearing in, defending or bringing any such action or proceeding, shall be paid by Borrowers to Agent upon demand, with interest at a rate per annum equal to the Default Rate.

            46. Further Assurances. Borrowers agrees to do or cause to be done all such further reasonable acts and things, and to execute and deliver or cause to be executed and delivered all such additional conveyances, assignments, agreements and instruments as Co-Lenders may at any time reasonably request in connection with the administration or enforcement of this Agreement and the other Credit Facility Documents or in order better to assure, perfect and confirm unto Co-Lenders their rights, powers and remedies under this Agreement and under the other Credit Facility Documents. Nothing contained in this paragraph shall be construed as obligating Borrowers to provide or to cause to be provided any collateral or security for the Credit Facility other than as expressly contemplated by the provisions of this Agreement and the other Credit Facility Documents.

            47. Costs and Expenses. Borrowers shall pay, or cause to be paid, to Co-Lenders all costs, fees, expenses and charges incurred by Co-Lenders in connection with the enforcement of this Agreement and the other Credit Facility Documents (including without limitation all reasonable fees and disbursements of Agent's New York City and local legal counsel).

            48. Indemnification of Agent and Co-Lenders. Borrowers shall indemnify Agent, Co-Lenders, their affiliates, subsidiaries, directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and reasonable expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not Agent or Co-Lenders are a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the other Credit Facility Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any advance hereunder, provided, however, that the aforesaid indemnification shall not apply to any such loss, claim, damage, penalty, judgment, liability or expense which is incurred by Agent or a Co-Lender as a result of its gross negligence or willful misconduct. The obligations of Borrowers under this paragraph shall survive the termination of this Agreement.

            49. Construction of Agreement. The titles and headings preceding the paragraphs of this Agreement have been inserted for convenience of reference only and are not intended to summarize or otherwise describe the subject matter of such paragraphs and shall not be given any consideration in the construction of this Agreement.

            50. Parties Bound, etc. All of the terms, covenants and provisions of this Agreement shall be binding upon and inure to the benefit of Borrowers, Co-Lenders and Agent and their respective successors and assigns. Borrowers shall not have the right without the prior consent of Co-Lenders (which consent may be withheld in the sole and absolute discretion of Co-Lenders) to assign or transfer their respective rights under this Agreement or under any of the other Credit Facility Documents, in whole or in part, by agreement, operation of law or otherwise to any other Person, it being agreed that any such assignment or transfer without the prior consent of Co-Lenders shall be void and of no force and effect and shall constitute an immediate Event of Default under this Agreement.

            51. Complete Agreement. NO STATEMENTS, AGREEMENTS OR REPRESENTATIONS, ORAL OR WRITTEN, WHICH MAY HAVE BEEN MADE BY ANY CO-LENDER, OR BY ANY EMPLOYEE, AGENT OR BROKER ACTING ON BEHALF OF ANY CO-LENDER, WITH RESPECT TO THIS AGREEMENT OR THE CREDIT FACILITY SHALL BE OF ANY FURTHER FORCE OR EFFECT, EXCEPT TO THE EXTENT SPECIFICALLY SET FORTH IN THIS AGREEMENT OR IN THE OTHER CREDIT FACILITY DOCUMENTS, AND ALL PRIOR AGREEMENTS AND REPRESENTATIONS IN RESPECT OF THIS AGREEMENT AND THE CREDIT FACILITY ARE MERGED IN THIS AGREEMENT SO THAT THIS AGREEMENT SHALL CONSTITUTE THE ENTIRE AGREEMENT BETWEEN CO-LENDERS AND BORROWERS WITH RESPECT TO THE CREDIT FACILITY.

            52. Governing Law. This Agreement shall in all respects be gov-erned, construed, applied and enforced in accordance with the laws of the State of New York.

            53. Severability. If any term, covenant, provision or condition of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such term, covenant, provi-sion or condition.

            54. Notices. Any notice, request, demand, statement, authorization, direction, approval or consent made under this Agreement or under the other Credit Facility Documents shall be in writing and shall be sent by Federal Express or other reputable national courier service, or by postage prepaid registered or certified mail, return receipt requested, and shall be deemed given (i) when received at the following addresses if sent by Federal Express, or other reputable national courier service, and (ii) three (3) business days after being postmarked and addressed as follows if sent by postage prepaid registered or certified mail, return receipt requested:

            If to Smith Barney:

            Smith Barney Mortgage Capital Group, Inc.
            390 Greenwich Street, 5th Floor
            New York, New York 10013
            Attention:  Clive Bull

            With a copy to:

            Battle Fowler LLP
            Park Avenue Tower
            75 East 55th Street
            New York, New York  10022
            Attention:  Dean A. Stiffle, Esq.

            If to NationsBank, in its individual capacity or as Agent:

            NationsBank, N.A.
            Real Estate Banking
            8300 Greensboro Drive
            McLean, Virginia 22102-3604
            Attention:  Gary P.F. Carr
                        Vice President

            With a copy to:

            Cadwalader, Wickersham & Taft
            201 South College Street, Suite 1510
            Charlotte, North Carolina 28244
            Attention:  James P. Carroll, Esq.

            If to Borrowers:

            c/o Brandywine Realty Trust
            Newtown Square Corporate Campus
            16 Campus Boulevard, Suite 150
            Newtown Square, Pennsylvania 19073
            Attention:  Gerard H. Sweeney
                        President and Chief Executive Officer

            With a copy to:

            Pepper, Hamilton & Scheetz
            3000 Two Logan Square
            Eighteenth and Arch Streets
            Philadelphia, Pennsylvania 19103-2799
            Attention:  Michael H. Friedman, Esq.

Each party may designate a change of address by notice to the other parties, given at least fifteen (15) days before such change of address is to become effective.

            55. Modification. This Agreement may not be modified, amended or terminated, in whole or in part, except by an agreement in writing executed by the parties hereto.

            56. Waivers. Co-Lenders may at any time and from time to time waive any one or more of the terms, covenants, provisions or conditions contained in this Agreement or in the other Credit Facility Documents, but any such waiver shall be deemed made in pursuance hereof or thereof and not in modification thereof, and any such waiver in any particular instance or circumstance shall in no event or under any circumstance be considered a waiver of any such term, covenant, provision or condition in any other instance or any other circumstance.

            57. WAIVER OF TRIAL BY JURY. BORROWERS AND CO-LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THE CREDIT FACILITY NOTES, THE MORTGAGES, THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED AND DELIVERED IN CONNECTION THEREWITH OR WITH THE CREDIT FACILITY.

            58. Borrowers' Reliance on Agent's Authority. Unless otherwise notified by Co-Lenders to the contrary, Borrowers shall have the right to rely upon any advice they receive from Agent as to any action taken or not taken by Co-Lenders, or as to any consent or approval given or not given by Co-Lenders, or as to any other action taken or not taken by Co-Lenders, or as to any decision otherwise made by Co-Lenders, in respect of the Credit Facility or under or pursuant to the provisions of the Credit Facility Documents, it being understood that all communication between Borrowers and Co-Lenders in respect of day to day matters concerning the Credit Facility shall be done through the offices of Agent.

            59. Authorized Representatives of BRT. The Chief Financial Officer or the Chief Executive Officer of BRT shall from time to time notify and advise Agent and Co-Lenders in writing of the officers of BRT who are authorized and designated to act on behalf of BRT in respect of the Credit Facility and under and pursuant to the provisions of the Credit Facility Documents, which notice and advise may be conclusively relied upon by Agent and Co-Lenders.

            60. Exculpation. No recourse shall be had for any obligation of BRT under this Agreement or any of the other Credit Facility Documents or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, shareholder, officer or employee of BRT, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by each other party to this Agreement and the other Credit Facility Documents.

            IN WITNESS WHEREOF, Initial Co-Lenders, Borrowers and Agent have duly executed this Agreement as of the day and year first above written.

                              SMITH BARNEY MORTGAGE CAPITAL GROUP, INC., a Delaware corporation

                              By:   _________________________________
                                    Name:   Clive Bull
                                    Title:  Vice President

                              NATIONSBANK, N.A., a national banking
                              association, acting in its individual
                              capacity

                              By:   _________________________________
                                    Name:   Gary P.F. Carr
                                    Title:  Vice President

                              BRANDYWINE REALTY TRUST, a Maryland
                              real estate investment trust

                              By:   _________________________________
                                    Name:   Gerard H. Sweeney
                                    Title:  President and Chief
                                            Executive Officer

                              BRANDYWINE OPERATING PARTNERSHIP, L.P.

                              By:   Brandywine Realty Trust, a Maryland
                                    real estate investment trust, its
                                    general partner

                                    By:   ___________________________
                                          Name:   Gerard H. Sweeney
                                          Title:  President and Chief
                                                  Executive Officer

                              LC/N HORSHAM LIMITED PARTNERSHIP, a
                              Pennsylvania limited partnership

                              By:   Witmer Operating Partnership I,
                                    L.P., a Delaware limited
                                    partnership, its general partner

                                    By:   Brandywine Holdings I, Inc., a
                                          Pennsylvania corporation, its
                                          general partner

                                          By:_________________________
                                             Name:   Gerard H. Sweeney
                                             Title:  President and Chief
                                                     Executive Officer

                              LC/N KEITH VALLEY LIMITED PARTNERSHIP I, a
                              Pennsylvania limited partnership

                              By:   Witmer Operating Partnership I,
                                    L.P., a Delaware limited
                                    partnership, its general partner

                                    By:   Brandywine Holdings I, Inc., a
                                          Pennsylvania corporation, its
                                          general partner

                                          By:___________________________
                                             Name:   Gerard H. Sweeney
                                             Title:  President and Chief
                                                     Executive Officer

                              NICHOLS LANSDALE LIMITED PARTNERSHIP III, a Pennsylvania limited partnership

                              By:   Witmer Operating Partnership I,
                                    L.P., a Delaware limited
                                    partnership, its general partner

                                    By:   Brandywine Holdings I, Inc., a
                                          Pennsylvania corporation, its
                                          general partner

                                          By:___________________________
                                             Name:   Gerard H. Sweeney
                                             Title:  President and Chief
                                                     Executive Officer

                              NEWTECH III LIMITED PARTNERSHIP, a
                              Pennsylvania limited partnership

                              By:   Witmer Operating Partnership I,
                                    L.P., a Delaware limited
                                    partnership, its general partner

                                    By:   Brandywine Holdings I, Inc., a
                                          Pennsylvania corporation, its
                                          general partner

                                          By:___________________________
                                             Name:   Gerard H. Sweeney
                                             Title:  President and Chief
                                                     Executive Officer

                              NEWTECH IV LIMITED PARTNERSHIP, a
                              Pennsylvania limited partnership

                              By:   Witmer Operating Partnership I,
                                    L.P., a Delaware limited
                                    partnership, its general partner

                                    By:   Brandywine Holdings I, Inc., a
                                          Pennsylvania corporation, its
                                          general partner

                                          By:___________________________
                                             Name:   Gerard H. Sweeney
                                             Title:  President and Chief
                                                     Executive Officer

                              C/N OAKLANDS LIMITED PARTNERSHIP I, a
                              Pennsylvania limited partnership

                              By:   Witmer Operating Partnership I,
                                    L.P., a Delaware limited
                                    partnership, its general partner

                                    By:   Brandywine Holdings I, Inc., a
                                          Pennsylvania corporation, its
                                          general partner

                                          By:___________________________
                                             Name:   Gerard H. Sweeney
                                             Title:  President and Chief
                                                     Executive Officer

                              FIFTEEN HORSHAM, L.P., a Pennsylvania
                              limited partnership

                              By:   Witmer Operating Partnership I,
                                    L.P., a Delaware limited
                                    partnership, its general partner

                                    By:   Brandywine Holdings I, Inc., a
                                          Pennsylvania corporation, its
                                          general partner

                                          By:___________________________
                                             Name:   Gerard H. Sweeney
                                             Title:  President and Chief
                                                     Executive Officer

                              C/N LEEDOM LIMITED PARTNERSHIP II, a
                              Pennsylvania limited partnership


                              By:   Brandywine Operating Partnership,
                                    L.P., a Delaware limited
                                    partnership, its general partner

                                    By:   Brandywine Realty Trust, a
                                          Maryland real estate
                                          investment trust, its general
                                          partner

                                          By:___________________________
                                             Name:   Gerard H. Sweeney
                                             Title:  President and Chief
                                                     Executive Officer

                              C/N IRON RUN LIMITED PARTNERSHIP III, a
                              Pennsylvania limited partnership

                              By:   Brandywine Operating Partnership,
                                    L.P., a Delaware limited
                                    partnership, its general partner

                                    By:   Brandywine Realty Trust, a
                                          Maryland real estate
                                          investment trust, its general
                                          partner

                                          By:___________________________
                                             Name:   Gerard H. Sweeney
                                             Title:  President and Chief
                                                     Executive Officer

                              NATIONSBANK, N.A., a national banking
                              association, acting in its capacity as
                              administrative and documentation agent

                              By: ________________________
                                    Name:   Gary P.F. Carr
                                    Title:  Vice President

                                    EXHIBIT A

                          (Definition of Certain Terms)


Additional Property: The term "Additional Property" as used in this Agreement shall mean any property acquired by Borrowers subsequent to the date of this Agreement.

Affiliate: The term "Affiliate" as used in this Agreement shall mean any Person directly or indirectly controlling, controlled by or under direct or indirect common control with any other Person. A Person shall be deemed to control another Person if the controlling Person owns fifty-one (51%) percent or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock by contract or otherwise.

Agent: The term "Agent" as used in this Agreement shall have the meaning given to such term in the preamble to this Agreement.

Agreement: The term "Agreement" as used in this Agreement shall mean this Agreement.

Alternate Credit Rate: The term "Alternate Credit Rate" as used in this Agreement shall have the meaning given to such term in paragraph 1(ii) of Exhibit B to this Agreement.

Appraised Value: The term "Appraised Value" as used in this Agreement shall mean
(i) with respect to each Initial Property, the "as is" appraised value of such Initial Property, if and when approved by Initial Lenders in accordance with the provisions of paragraph 10(iv) of the main body of this Agreement, and (ii) with respect to any Additional Property, either (y) the "as is" appraised value of such Additional Property, as set forth in the appraisal prepared in connection with its inclusion in the collateral pool for the Credit Facility if the fair market value of such Additional Property, as set forth in such appraisal is approved without adjustment by Co-Lenders holding in the aggregate not less than 2/3 of the undivided Total Credit Facility Percentage Interests or (z) the Weighted Average Adjusted Appraised Value of such Additional Property, if the fair market value of such Additional Property as set forth in such appraisal is approved with downward adjustment in value by Co-Lenders holding in excess of 1/3 of the undivided Total Credit Facility Percentage Interests, as the same may be updated in accordance with the provisions of paragraph 14 of this Agreement.

Approved Value: The term "Approved Value" as used in this Agreement shall have the meaning given to such term in paragraph 13 of the main body of this Agreement.

Assignments of Leases and Rents: The term "Assignments of Leases and Rents" as used in this Agreement shall mean the Assignments of Leases and Rents to be given by Borrowers to Agent, as security for the payment of the Debt and constituting a first lien on all of Borrowers's right, title and interest now owned or hereafter acquired in and to all Leases and Rents pertaining to or derived from the Properties, the form of which is attached to this Agreement as
Exhibit I.

Base LIBOR Rate: The term "Base LIBOR Rate" as used in this Agreement shall have the meaning given to such term in paragraph 1(v) of Exhibit B to this Agreement.

Borrowers: The term "Borrowers" as used this Agreement shall have the meaning given to such term in the preamble to this Agreement.

BOP: The term "BOP" as used in this Agreement shall have the meaning given to such term in the preamble to the main body of this Agreement.

BRP: The term "BRP" as used in this Agreement shall mean Brandywine Realty Partners, a Pennsylvania general partnership.

BRSC: The term "BRSC" as used in this Agreement shall mean Brandywine Realty Services Corporation, a Pennsylvania corporation.

BHI: The term "BHI" as used in this Agreement shall mean Brandywine Holdings I, Inc., a Pennsylvania corporation.

BRT: The term "BRT" as used in this Agreement shall have the meaning given to such term in the preamble to the main body of this Agreement.

business day: The term "business day" shall have the meaning given to such terms in paragraph 1(ii) of Exhibit B to this Agreement.

Business Day: The term "Business Day" as used in this Agreement shall have the meaning given to such term in paragraph 1(i) of Exhibit B to this Agreement.

Capitalization Rate Value: The term "Capitalization Rate Value" as used in this Agreement shall have the meaning given to such term in paragraph 13 of the main body of this Agreement.

Cash Flow: The term "Cash Flow" as used in this Agreement shall (as the context requires) have the meaning given to such term in paragraph 13 and/or paragraph 23(z) of the main body of this Agreement.

Casualty Retainage: The term "Casualty Retainage" shall as used in this Agreement shall have the meaning given to such term in paragraph 30 of the main body of this Agreement.

Co-Lenders: The term "Co-Lenders" as used in this Agreement shall mean, collectively, Initial Co-Lenders, and all other parties from time to time to whom direct interests in the Credit Facility are sold, transferred and assigned and who are as a result thereof designated as Co-Lenders, under and pursuant to the provisions of this Agreement and the Co-Lenders Agreement.

Co-Lenders Agreement: The term "Co-Lenders Agreement" as used in this Agreement shall mean that certain Co-Lender and Servicing Agreement dated the date hereof by and among Smith Barney and NationsBank, in its individual capacity and as Agent, as the same may be amended from time to time.

Co-Lenders Certificate: The term "Co-Lenders Certificate" as used in this Agreement shall have the meaning given to such term in paragraph 25 of the main body of this Agreement.

Collateral: The term "Collateral" as used in this Agreement shall mean all of the now existing or hereafter acquired right, title and interest of Borrowers in and to (a) the Initial Properties, (b) the Additional Properties which are included in the collateral pool for the Credit Facility, (c) all Leases, Rents, easements, options, personal property and other rights or property related to the ownership or operation of the Properties which are included from time to time in the collateral pool for the Credit Facility, (d) any other collateral now or hereafter delivered to Co-Lenders pursuant to the provisions of this Agreement or the other Credit Facility Document as collateral for the Credit Facility and (e) all proceeds of the foregoing.

Commitment: The term "Commitment" as used in this Agreement shall mean that certain Commitment Letter dated November 6, 1996 by and among Smith Barney, NationsBank, BRT and BOP.

Commitment Fee: The term "Commitment" as used in this Agreement shall have the meaning given to such term in paragraph 19 of the main body of this Agreement.

Consultant: The term "Consultant" as used in this Agreement shall have the meaning given to such term in paragraph 30 of the main body of this Agreement.

Credit Facility: The term "Credit Facility" as used in this Agreement shall have the meaning given to such term in the Preliminary Statement on the first page of the main body of this Agreement.

Credit Facility Administration Fee: The term "Credit Facility Administration Fee" as used in this Agreement shall have the meaning given to such term in paragraph 20 of the main body of this Agreement.

Credit Facility Documents: The term "Credit Facility Documents" as used in this Agreement shall collectively mean this Agreement, the Credit Facility Notes, the Mortgages, the Assignments of Leases and Rents, the Guaranty of Payment, the Hazardous Material Guaranty and Indemnification Agreement and all other documents and instruments of any nature whatsoever now or hereafter executed and delivered in connection with this Agreement or the Credit Facility, as any of the same may from time to time be amended, modified, extended, supplemented, renewed, replaced or restated.

Credit Facility Notes: The term "Credit Facility Notes" as used in this Agreement shall mean, collectively, the following: (i) that certain Note dated the date hereof in the original principal amount of $40,000,000.00 given by Borrowers to Smith Barney, and (ii) that certain Note dated the date hereof in the original principal amount of $40,000,000.00 given by Borrowers to NationsBank, as such Notes may from time to time be amended, modified, extended, supplemented, renewed, replaced or restated.

Credit Facility Outstanding: The term "Credit Facility Outstanding" as used in this Agreement shall have the meaning given to such term in paragraph __ of the main body of this Agreement.

Credit Facility Percentage Interests: The term "Credit Facility Percentage Interests" as used in this Agreement shall have the meaning given to such term in paragraph 2 of the main body of this Agreement.

Damaged Property: The term "Damaged Property" as used in this Agreement shall have the meaning given to such term in paragraph 30 of the main body of this Agreement.

Debt: The term "Debt" as used in this Agreement shall mean all principal, interest, additional interest and other sums of any nature whatsoever which may or shall become due and payable to Co-Lenders in accordance with the provisions of the Credit Facility Documents.

Debt-to-Tangible Net Worth Requirement: The term "Debt-to-Tangible Net Worth Requirement" as used in this Agreement shall have the meaning given to such term in paragraph 23(cc) of the main body of this Agreement.

default: The term "default" as used in this Agreement shall mean the occurrence of any default by Borrowers or any other Person in the observance or performance of any of the terms, covenants or provisions of this Agreement, the Credit Facility Notes, the Mortgages or the other Credit Facility Documents on the part of Borrowers or such other Person to be observed or performed without regard to whether such default constitutes or would upon notice or lapse of time, or both, constitute an Event of Default under this Agreement, the Credit Facility Notes, the Mortgages or the other Credit Facility Documents.

Default Rate: The term "Default Rate" as used in this Agreement shall, to the extent necessary, be determined on a daily basis and shall be equal to four (4%) percent plus the greater on a daily basis of (i) the weighted average of the LIBOR Rates, if any, from time to time, applicable to the Credit Facility Notes, and (ii) the Floating Rate, provided, however, that the Default Rate shall in no event exceed the maximum interest rate permitted by applicable law. The Default Rate shall be calculated for the actual number of days elapsed on the basis of a 360-day calendar year.

Development: The term "Development" as used in this Agreement shall mean any improvements which are to be constructed on any unimproved land owned and/or controlled either directly or indirectly by Borrowers or to be acquired by Borrowers, and any additions which are to be added to any improved property owned and/or controlled either directly or indirectly by Borrowers (irrespective of whether constituting part of the collateral pool for the Credit Facility) and which additions will increase the square footage of the improvements (rentable or otherwise) located on any such improved property.

Environmental Requirements: The term "Environmental Requirements" as used in this Agreement shall have the meaning given to such term in paragraph 32 of the main body of this Agreement.

Environmental Reports: The term "Environmental Reports" as used in this Agreement (i) shall mean in respect of the Initial Properties, the environmental reports listed on Schedule 5 attached hereto, and (ii) shall mean in respect of any Additional Property which is added to the collateral pool for the Credit Facility from time to time, the environmental reports delivered to and approved by Co-Lenders, in accordance with the provisions of paragraph 1(1) of Exhibit E attached hereto.

ERISA: The term "ERISA" as used in this Agreement shall have the meaning given to such term in paragraph 22(u) of the main body of this Agreement.

Events of Default: The term "Events of Default" as used in this Agreement shall have the meaning given to such term in paragraph 43 of the main body of this Agreement.

Federal Funds Effective Rate: The term "Federal Funds Effective Rate" as used in this Agreement shall have the meaning given to such term in paragraph 1(ii) of Exhibit B to this Agreement.

FF&E: The term "FF&E" as used in this Agreement shall mean, collectively, all goods (as such term is defined in the Uniform Commercial Code), now owned or hereafter acquired by Borrowers, located at or used in connection with the Properties and the operation of the Properties, including, without limitation,
(i) all furniture and furnishings and all other items of personal property (including inventory now owned or hereafter acquired by Borrowers but excluding inventory and personal property owned by Lessee or any Other Lessee) located on, or used in connection with the operation of the Properties, together with all replacements, modifications, alterations and additions thereto; and (ii) all equipment, machinery, fixtures and other items of property required or incidental to the use of the Properties, including all components thereof, now and hereafter permanently affixed to or incorporated into the Properties, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste, disposal, air-cooling and air conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, all of which to the greatest extent permitted by law are deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto.

Financing Statements: The term "Financing Statements" as used in this Agreement shall mean Uniform Commercial Code Financing Statements, in form and content acceptable to Co-Lenders.

FIRREA: The term "FIRREA" as used in this Agreement shall mean the Financial Institutions Reform, Recovery and Enforcement Act.

Fixed Charge Coverage Ratio: The term "Fixed Charge Coverage Ratio" as used in this Agreement shall have the meaning given to such term in paragraph 23(bb) of the main body of this Agreement.

Floating Rate: The term "Floating Rate" as used in this Agreement shall have the meaning given to such term in paragraph 1(ii) of Exhibit B to this Agreement.

GAAP: The term "GAAP" shall mean generally accepted accounting practices consistently applied.

Governmental Authority: The term "Governmental Authority" as used in this Agreement shall have the meaning given to such term in paragraph 32 of the main body of this Agreement.

Ground Leases: The term "Ground Leases" as used in this Agreement shall mean collectively, (i) that certain Ground Lease dated as of May 31, 1988, between Woodlawn Trustees, Incorporated, as ground lessor, and Donahoe Wilmington Associates One Limited Partnership, as ground lessee, and recorded on June 3, 1988, in the Office of the Recorder of Deeds for New Castle County, Delaware in Deed Book 711, page 34, the ground lessees interest in which (x) was assigned by Michael P. Walsh, Sheriff of New Castle County, Delaware, to New York Life Insurance and Annuity Corporation by Deed dated March 15, 1995, and recorded in the aforesaid Recorder's Office in Deed Book 1895, page 253, (y) was further assigned by New York Life Insurance and Annuity Corporation to KB Fund II by Assignment and Assumption Agreement dated as of June 29, 1995, and recorded on July 14, 1995, in the aforesaid Recorder's office in Deed Book 1949, page 301, and (x) was further assigned by KB Fund II to BOP by Assignment and Assumption of Ground Lease dated December 2, 1996, and intended to be duly recorded in the aforesaid Recorder's office, and pursuant to which Ground Lease, as so assigned, BOP holds a leasehold estate in the Initial Property commonly known as the Delaware Corporate Center, New Castle County Delaware, and (ii) any other ground lease pursuant to which Borrowers now or hereafter hold a leasehold estate in any Property which is included from time to time in the collateral pool for the Credit Facility.

Guarantor: The term "Guarantor" as used in this Agreement shall collectively mean WOP, BRP and BRSC.

Guaranty of Payment: The term "Guaranty of Payment" as used in this Agreement shall mean that certain Guaranty of Payment dated the date hereof given by Guarantors to Agent, the form of which is attached hereto as Exhibit J.

Hazardous Material: The term "Hazardous Material" as used in this Agreement shall have the meaning given to such term in paragraph 32 of the main body of this Agreement.

Hazardous Material Guaranty and Indemnification Agreement: The term "Hazardous Material Guaranty and Indemnification Agreement" as used in this Agreement shall mean that certain Hazardous Material Guaranty and

Indemnification Agreement dated the date hereof given by Guarantors to Agent, the form of which is attached hereto as Exhibit K.

Initial Lenders: The term "Initial Lenders" as used in this Agreement shall collectively mean Smith Barney and NationsBank.

Initial Properties: The term "Initial Properties" as used in this Agreement shall meaning those Properties constituting part of the original collateral pool for the Credit Facility, as more particularly described in Exhibit F attached hereto.

Insurance Policies: The term "Insurance Policies" as used in this Agreement shall have the meaning given to such term in paragraph 30 of the main body of this Agreement.

Insurance Premiums: The term "Insurance Premiums" as used in this Agreement shall have the meaning given to such term in paragraph 30 of the main body of this Agreement.

Interest Period: The term "Interest Period" as used in this Agreement shall have the meaning given to such term in paragraph 1(iii) of Exhibit B to this Agreement.

Internal Revenue Code: The term "Internal Revenue Code" as used in this Agreement shall mean the Internal Revenue Code of 1986, as amended, or any successor statute.

L/C Issuer: The term "L/C Issuer" as used in this Agreement shall have the meaning given to such term in paragraph 3 of the main body of this Agreement.

Leases: The term "Leases" as used in this Agreement shall mean collectively mean all leases, licenses and other agreements (other than the Ground Leases) now or hereafter entered into and affecting or relating to the use or occupancy of the Properties from time to time constituting part of the collateral pool for the Credit Facility.

Letter of Credit: The term "Letter of Credit" as used in this Agreement shall have the meaning given to such term in paragraph 3 of the main body of this Agreement.

Letter of Credit Facility: The term "Letter of Credit Facility" as used in this Agreement shall have the meaning given to such term in paragraph 3 of the main body of this Agreement.

Letter of Credit Fee: The term "Letter of Credit Fee" as used in this Agreement shall have the meaning given to such term in paragraph 5 of the main body of this Agreement.

LIBOR Rate: The term "LIBOR Rate" as used in this Agreement shall have the meaning given to such term in paragraph 1(iv) of Exhibit B to this Agreement.

Loan to Value Requirement: The term "Loan to Value Requirement" as used in this Agreement shall have the meaning given to such term in paragraph 13 of the main body of this Agreement.

Material Agreements: The term "Material Agreements" as used in this Agreement shall mean all Ground Leases, REAs, condominium declarations and related documents and all other agreements which in the judgment of Co-Lenders are material to the value, use, operation or management of any Property from time to time constituting part of the collateral pool for the Credit Facility, or the modification, amendment or termination of which could or would in the judgment of Co-Lenders have a material adverse effect on the value, use, operation or management of any Property from time to time constituting part of the collateral pool for the Credit Facility.

Maturity Date: The term "Maturity Date" shall have the meaning given to such term in paragraph 7 of the main body of this Agreement.

Minimum Debt Service Coverage Ratio: The term "Minimum Debt Service Coverage Ratio" as used in this Agreement shall have the meaning given to such term in paragraph 23(z) of the main body of this Agreement.

Mortgages: The term "Mortgages" as used in this Agreement shall mean fully cross defaulted and cross collateralized blanket mortgages and deeds of trust constituting a first lien on the fee and leasehold estates of Borrowers in all Properties constituting part of the collateral pool for the Credit Facility from time to time to be executed and delivered by Borrowers to or for the benefit of Agent and securing payment in full of the Debt, the forms of which are attached hereto as Exhibits G (mortgage) and H (deed of trust).

NAREIT: The term "NAREIT" as used in this Agreement shall mean the National Association of Real Estate Investment Trusts.

NationsBank: The term "NationsBank" as used in this Agreement shall have the meaning given to such term in the preamble to the main body of this Agreement.

Net Proceeds: The term "Net Proceeds" as used in this Agreement shall have the meaning given to such term in paragraph 30 of the main body of this Agreement.

Net Proceeds Deficiency: The term "Net Proceeds Deficiency" as used in this Agreement shall have the meaning given to such term in paragraph 30 of the main body of this Agreement.

Other Debt: The term "Other Debt" as used in this Agreement shall have the meaning given to such term in paragraph 23(y) of the main body of this Agreement.

Other Permitted Debt: The term "Other Permitted Debt" as used in this Agreement shall have the meaning given to such term in paragraph 23(y) of this Agreement.

Other Secured Debt: The term "Other Secured Debt" as used in this Agreement shall have the meaning given to such term in paragraph 23(y) of this Agreement.

Other Unsecured Debt: The term "Other Unsecured Debt" as used in this Agreement shall have the meaning given to such term in paragraph 23(y) of this Agreement.

Participant: The term "Participant" as used in this Agreement shall have the meaning given to such term in paragraph 25 of the main body of this Agreement.

Permitted Title Exceptions: The term "Permitted Title Exceptions" as used in this Agreement shall mean those matters set forth in the title insurance policies insuring the respective liens of the Mortgages on the date hereof and those matters otherwise approved in writing by Co-Lenders.

Person: The term "Person" as used in this Agreement shall mean an individual, a corporation, a firm, a limited or general partnership, an association, a joint venture or any other entity or organization, including a governmental or political subdivision or an agent or instrumentality thereof.

Properties: The term "Properties" as used in this Agreement shall mean the properties (including, without limitation; the Initial Properties) from time to time constitutes part of the collateral pool for the Credit Facility.

Prime Rate: The term "Prime Rate" as used in this Agreement shall have the meaning given to such term in paragraph 1(ii) of Exhibit B to this Agreement.

Principal Balance: The term "Principal Balance" as used in this Agreement shall have the meaning given to such term in paragraph 1(vi) of Exhibit B to this Agreement.

REA: The term "REA" as used in this Agreement shall mean, with respect to any individual Property, any executed and delivered comprehensive reciprocal easement and operating agreement which encumbers a Property and which either benefits such Property or will enhance the integrated use, operation and management of such Property.

Regulation D: The term "Regulation D" as used in this Agreement shall have the meaning given to such term in paragraph 6(a) of the main body of this Agreement.

Reinvestment Rate: The term "Reinvestment Rate" as used in this Agreement shall have the meaning given to such term in paragraph 10 of Exhibit B to this Agreement.

Renovation: The term "Renovation" as used in this Agreement shall mean any renovation to an improved property owned and/or controlled either directly or indirectly by Borrowers (irrespective of whether constituting part of the collateral pool for the Credit Facility) which does not constitute an additional Development of such property.

Rents: The term "Rents" as used in this Agreement shall mean all rents, royalties, issues, profits, rent equivalent income, security deposits, insurance proceeds, tax refunds, any other revenues, income benefits or proceeds of any nature whatsoever generated by, arising from or otherwise relating to the Properties.

Request for Advance: The term "Request for Advance" as used in this Agreement shall have the meaning given to such term in paragraph 9 of the main body of this Agreement.

Required Due Diligence Materials: The term "Required Due Diligence Materials" as used in this Agreement shall mean all materials required by paragraph 1 of Exhibit E of this Agreement.

Re-Set Date: The term "Re-Set Date" as used in this Agreement shall have the meaning given to such term in paragraph 1(vii) of Exhibit B to this Agreement.

Roll Over Date: The term "Roll Over Date" as used in this Agreement shall have the meaning given to such term in paragraph 1(viii) of Exhibit B to this Agreement.

Smith Barney: The term "Smith Barney" as used in this Agreement shall have the meaning given to such term in preamble to the main body of this Agreement.

Supplemental Debt Service Coverage Ratio: The term "Supplemental Debt Service Coverage Ratio" as used in this Agreement shall have the meaning given to such term in paragraph 23(aa) of the main body of this Agreement.

Tangible Net Worth: The term "Tangible Net Worth" as used in this Agreement shall have the meaning given to such term in paragraph 23(uu) of the main body of this Agreement.

Taxes: The term "Taxes" as used in this Agreement shall have the meaning given to such term in paragraph 29 of the main body of this Agreement.

Telerate Page 3750: The term "Telerate Page 3750" as used in this Agreement shall have the meaning given to such term in paragraph 1(iv) of Exhibit B to this Agreement.

Title Company: The term "Title Company" as used in this Agreement shall mean Commonwealth Land Title Insurance Company, a Pennsylvania corporation, or such other title company as may be designated by Borrowers from time to time and approved by Co-Lenders.

Total Credit Facility Percentage Interests: The term "Total Credit Facility Percentage Interests" as used in this Agreement shall mean the respective undivided percentage interests held by each Co-Lender in the entire Credit Facility (inclusive of any risk participations in any Letter of Credit which is issued and is outstanding under the Credit Facility), which on the date hereof are as follows: Smith Barney - 50% and NationsBank 50%.

Total Earnings: The term "Total Earnings" as used in this Agreement shall mean the consolidated earnings of Borrowers before minority interests, interest, taxes, depreciation and amortization, as determined on a consolidated basis and according to GAAP, for the period in question. Total Earnings will be calculated on the basis of the four complete calendar quarters preceding the date of determination, with the exception that during 1997, the calculation shall be based on complete calendar quarters commencing with the calendar quarter beginning on October 1, 1996.

Unused Facility Fee: The term "Unused Facility Fee" as used in this Agreement shall have the meaning given to such term in paragraph 21 of the main body of this Agreement.

Unused Portion: The term "Unused Portion" as used in this Agreement shall be calculated on a daily basis and shall mean, $80,000,000 less the sum of (i) the daily weighted average of the outstanding principal balance of the Credit Facility Notes and (ii) the daily weighted average of the aggregate amount available for draw under all outstanding Letters of Credit.

Weighted Average Adjusted Appraised Value: The term "Weighted Average Adjusted Apprised Value" as used in this Agreement shall have the meaning given to such term in paragraph 12 of the main body of this Agreement.

WOP: The term "WOP" as used in this Agreement shall mean Witmer Operating Partnership I, L.P., a Delaware limited partnership.

                                    EXHIBIT B

                      (Credit Facility Payment Provisions)


            1. The following terms as used in this Exhibit shall have the following meanings:

            (i) The term "Business Day" shall mean any day on which Agent is open for business in the city in which its principal office is located and on which commercial banks in the City of London, England are open for dealings in U.S. dollar deposits in the London Interbank Market, provided, however, that during any period of time during which the entire Principal Balance is bearing interest at the Floating Rate in accordance with the provisions of this Note hereinafter set forth, the term "Business Day" shall mean any day on which Agent is open for business in the city in which its principal office is located.

           (ii) The term "Floating Rate" shall mean a rate per annum equal to 25 basis points plus the greater on a daily basis of (a) the Prime Rate, or
      (b) the Alternate Credit Rate. The term "Prime Rate" shall mean such rate of interest as is publicly announced by NationsBank or other comparable bank designated by Agent at its principal office from time to time as its prime rate. Any change in the Prime Rate shall be effective on the date such change is announced by NationsBank or other comparable bank designated by Agent. The term "Alternate Credit Rate" shall mean a rate per annum equal to 50 basis points plus the Federal Funds Effective Rate from time to time. The "Federal Funds Effective Rate" shall to the extent necessary be determined by Agent separately for each day during the term of the Credit Facility and shall for each such day be a rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for each such day (or if any such day is not a business day, for the next immediately preceding business day) by the Federal Reserve Bank of New York, or if the weighted average of such rates is not so published for any such day which is a business day, the average of the quotations for any such day on such transactions received by Agent from three Federal funds brokers of recognized standing selected by Agent. The term "business day" as used in the preceding sentence of this subparagraph shall mean any day on which the Federal Reserve Bank of New York is open for business. Any change in the Floating Rate as a result of a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of any such change in the Prime Rate or the Federal Funds Effective Rate, as the case may be. If for any reason Agent shall have determined (which determination shall be conclusive and binding on Borrowers) that Agent is unable to ascertain the Federal Funds Effective Rate for any reason, including, without limitation, the inability or failure of Agent to obtain sufficient bids for the purposes of determining the Federal Funds Effective Rate in accordance with the provisions of this subparagraph, the Floating Rate shall be determined on the basis of the Prime Rate until the circumstances giving rise to such inability no longer exist. The Floating Rate shall be calculated for the actual number of days elapsed on the basis of a 360-day year. Each determination of the Floating Rate shall be made by Agent and shall be conclusive and binding upon Borrowers absent manifest error.

          (iii) The term "Interest Period" shall mean the period of time during which a particular LIBOR Rate will be applicable to all or any particular portion of the Principal Balance in accordance with the provisions of this Exhibit, it being agreed that (a) each Interest Period shall commence and shall terminate on a Re-Set Date, (b) each

      Interest Period shall be of a duration of either one month, two months or three months, (c) no Interest Period shall extend beyond the Maturity Date, and (d) the portion of the Principal Balance with respect to which a particular Interest Period is applicable will bear interest at the LIBOR Rate pertaining to such Interest Period from and including the first day of such Interest Period to, but not including, the last day of such Interest Period.

           (iv) The "LIBOR Rate" applicable to a particular Interest Period shall mean a rate per annum equal to 175 basis points plus the Base LIBOR Rate applicable to such Interest Period. The "Base LIBOR Rate" applicable to a particular Interest Period shall mean a rate per annum equal to the rate for U.S. dollar deposits with maturities comparable to such Interest Period which appears on Telerate Page 3750 as of 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period, provided, however, that if such rate does not appear on Telerate Page 3750, the "Base LIBOR Rate" applicable to such Interest Period shall mean a rate per annum equal to the rate at which U.S. dollar deposits in an amount approximately equal to the Principal Balance (or the portion thereof which will bear interest at a LIBOR Rate during the Interest Period to which such Base LIBOR Rate is applicable in accordance with the provisions of this Exhibit), and with maturities comparable to the last day of the Interest Period with respect to which such Base LIBOR Rate is applicable, are offered in immediately available funds in the London Interbank Market to the London office of NationsBank or other comparable bank designated by Agent by leading banks in the Eurodollar market at 11:00 a.m., London time, two (2) Business Days prior to the commencement of the Interest Period to which such Base LIBOR Rate is applicable. The term "Telerate Page 3750" means the display designated as "Page 3750" on the Associated Press-Dow Jones Telerate Service (or such other page as may replace Page 3750 on the Associated Press-Dow Jones Telerate Service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association interest settlement rates for U.S. dollar deposits). Any Base LIBOR Rate determined on the basis of the rate displayed on Telerate Page 3750 in accordance with the foregoing provisions of this subparagraph shall be subject to corrections, if any, made in such rate and displayed by the Associated Press-Dow Jones Telerate Service within one hour of the time when such rate is first displayed by such Service. Each determination of the LIBOR Rate and the Base LIBOR Rate applicable to a particular Interest Period shall be made by Agent and shall be conclusive and binding upon Borrowers absent manifest error. Interest at the applicable LIBOR Rate from time to time shall be calculated for the actual number of days elapsed on the basis of a 360-day year.

            (v) The term "Maturity Date" shall mean December 1, 1998.

            (vi) The term "Principal Balance" shall mean the outstanding principal balance of the Credit Facility from time to time.

            (vii) The term "Re-Set Date" shall mean the first day of the first calendar month which is not less than three (3) Business Days after the first advance under the Credit Facility. Each subsequent Re-Set Date during the term of the Credit Facility shall be the date in each subsequent calendar month during the term of the Credit Facility which numerically corresponds to the first Re-Set Date during the term of the Credit Facility, provided, however, that if the numerically corresponding date in any such subsequent calendar month during the term of the Credit Facility shall not be a Business Day, the Re-Set Date for such calendar month shall be the next succeeding Business Day, unless the next such succeeding Business Day would fall in the next calendar month, in which event the Re-Set Date for such calendar month shall be the next preceding Business Day. For the purposes of this Exhibit the period of time between any two consecutive Re-Set Dates during the term of the Credit Facility shall be deemed to be a period of one month.

         (viii) The "Roll Over Date" applicable to a particular Interest Period shall mean the last day of such Interest Period, it being understood that each such Roll Over Date shall fall on a Re-Set.

            2. The Principal Balance or so much thereof may be advanced and readvanced by Co-Lenders to Borrowers and be outstanding from time to time in accordance with the provisions of this Agreement, with interest thereon from and including the date of this Agreement to, but not including, the date the Principal Balance is paid in full calculated in the manner hereinafter set forth, as follows:

      (i) interest on the Principal Balance calculated in the manner hereinafter set forth shall be due and payable in Federal funds or other immediately available funds on each Re-Set Date during the term of the Credit Facility; and

      (ii) the entire Principal Balance, together with all interest accrued and unpaid thereon calculated in the manner hereinafter set forth and all other sums due in respect of the Credit Facility in accordance with the Credit Facility Documents, shall be due and payable on the Maturity Date.

            3. All payment in respect of the Principal Balance, interest on the Principal Balance and all other sums which may or shall become due and payable in respect of the Credit Facility in accordance with the provisions of the Credit Facility Notes, this Agreement and the other Credit Facility Documents shall (except to the extent otherwise specifically provided to the contrary in the Credit Facility Documents) be paid to Agent for the equal and ratable benefit of Co-Lenders.

            4. From and including the date of the initial advance of the Credit Facility pursuant to the provisions of this Agreement to, but not including, the first Re-Set Date during the term of the Credit Facility, the entire Principal Balance shall bear interest at the Floating Rate. From and including the first Re-Set Date during the term of the Credit Facility to, but not including, the last Re-Set Date during the term of the Credit Facility, the entire Principal Balance shall, except as specifically provided to the contrary in this paragraph and in paragraph 6 and paragraph 11 of this Exhibit, bear interest at one or more of the available LIBOR Rates. The available LIBOR Rates shall consist of a one-month LIBOR Rate, a two-month LIBOR Rate and a three-month LIBOR Rate determined in accordance with the provisions of paragraph 1 (iv) and paragraph 6 of this Exhibit, it being agreed that (i) Borrowers shall have the right to select the LIBOR Rate or Rates from time to time applicable to the Principal Balance, (ii) Borrowers shall not have the right to select a two-month or a three-month LIBOR Rate prior to June 1, 1997, unless shall otherwise agree to the contrary by Initial Lenders in their sole and absolute discretion, and (iii) each LIBOR Rate from time to time so selected by Borrowers shall take effect and shall end on a ReSet Date. Except as hereinafter specifically provided to the contrary in this paragraph, Borrowers shall not have the right to select more than one LIBOR Rate to take effect on any given Re-Set Date. If Borrowers shall not select a LIBOR Rate by written notice given to Agent at least three (3) Business Days prior to a particular Re-Set Date, the LIBOR Rate for such Re-Set Date shall be a one-month LIBOR Rate. The LIBOR Rate selected by Borrowers or otherwise designated for a particular Re-Set Date in accordance with the foregoing provisions of this paragraph, shall be in effect from and including the first day of the Interest Period to which such LIBOR Rate pertains to, but not including, the Roll Over Date applicable to such Interest Period, and shall (subject to the following provisions of this paragraph) be applicable to the entire portion of the Principal Balance with respect to which a LIBOR Rate or Rates are due to be re-set on such Re-Set Date, as well as to any portion of the Principal Balance bearing interest at a Floating Rate and any advance of the Credit Facility scheduled to be made on such Re-Set Date. Notwithstanding the foregoing provisions of this paragraph, any advance or advances of the Credit Facility which are drawn down and which in the aggregate are less than $2,000,000, or which are drawn down other than on a Re-Set Date in accordance with the provisions of paragraph 5 of this Exhibit, will bear interest at the Floating Rate from and including the date upon which the same are drawn down to, but not including, the earlier to occur of (i) the first Re-Set Date which is five (5) Business Days or more after the date of such draw and on which a LIBOR Rate applicable to the outstanding Principal Balance is due to be reset, or (ii) the first Re-Set Date which is five (5) Business Days or more after the date of such draw and on which the aggregate portion of the Principal Balance bearing interest at the Floating Rate is equal to or is in excess of $2,000,000, whereupon the interest rate applicable to such advance or advances or such portion of the Principal Balance bearing interest at the Floating Rate will be converted to a LIBOR Rate in accordance with the provisions of this paragraph. From and after the date upon which the Principal Balance is equal to or in excess of $4,000,000, and for so long as the Principal Balance is equal to or in excess of $4,000,000, Borrowers shall have the right to select up to, but not in excess of, two LIBOR Rates to take effect on any given Re-Set Date by written notice given to Agent at least five (5) Business Days prior to the applicable Re-Set Date in which Borrowers shall specify the two LIBOR Rates so selected by Borrowers and the respective portions of the Principal Balance (inclusive of any advance of the Credit Facility scheduled to be made on such Re-Set Date) to which such LIBOR Rates are to respectively pertain, it being agreed that (i) the minimum portion of the Principal Balance to which any such LIBOR Rate may pertain shall be equal to at least $2,000,000, and (ii) each such LIBOR Rate so selected by Borrowers shall be applicable to the portion of the Principal Balance to which it pertains from and including the first day of the applicable Interest Period to, but not including, the Roll Over Date applicable to such Interest Period. If the Maturity Date is not a Re-Set Date, the entire Principal Balance shall at the election of Co-Lenders either bear interest at the Floating Rate or at a one month LIBOR Rate determined in accordance with the provisions of paragraph 1(iv) and paragraph 6 of this Exhibit from and including the last Re-Set Date prior to the Maturity Date to, but not including, the Maturity Date, it being agreed that any such one-month LIBOR Rate shall be determined on the basis of an assumed Interest Period of one month.

            5. Notwithstanding anything to the contrary contained in this Agreement or the other Credit Facility Documents, Borrowers shall not have the right (other than as provided in the next sentence) to obtain more than one advance per month under the Credit Facility. Notwithstanding the foregoing, Borrowers shall have the right to obtain more than one advance under the Credit Facility per month if such additional advance is being made pursuant to this Agreement in connection with the acquisition of an Additional Property in accordance with the provisions of this Agreement. Any such advance which is not made on a Re-Set Date shall bear interest at the Floating Rate until the next occurring Re-Set Date, unless such next occurring Re-Set Date is less than five
(5) Business Days from the date of such advance in which event such advance shall bear interest at the Floating Rate until the second Re-Set Date following the date of such advance, at which time the interest rate applicable to such advance shall, except as otherwise provided to the contrary in this Exhibit, be converted to a LIBOR Rate.

            6. Agent shall, as soon as practicable after 9:30 a.m., Charlotte, North Carolina time, two (2) Business Days prior to the commencement of a particular Interest Period, determine the LIBOR Rate which will be in effect during such Interest Period and inform Borrowers of the LIBOR Rate so determined (which determination shall be conclusive and binding upon Borrowers absent manifest error). In the event, and on each occasion, that on the day two (2) Business Days prior to the commencement of a particular Interest Period, Agent shall have determined in good faith (which determination shall be conclusive and binding upon Borrowers) that U.S. dollar deposits in an amount approximately equal to the portion of the Principal Balance which is to bear interest at a particular LIBOR Rate during such particular Interest Period in accordance with the provisions of this Exhibit are not generally available at such time in the London Interbank Market, or reasonable means do not exist for ascertaining a LIBOR Rate for such particular Interest Period, Agent shall so notify Borrowers and the interest rate applicable to the portion of the Principal Balance with respect to which such LIBOR Rate was to pertain shall automatically be converted to the Floating Rate as of the next occurring Re-Set Date, it being agreed that the Floating Rate shall remain in effect thereafter with respect to such portion of the Principal Balance unless and until Agent shall have determined in good faith (which determination shall be conclusive and binding upon Borrowers) that the aforesaid circumstances no longer exist, whereupon the interest rate applicable to such portion of the Principal Balance shall be converted back to a LIBOR Rate determined in the manner hereinabove set forth in this Exhibit effective as of the first Re-Set Date which occurs ten
(10) Business Days or more after such good faith determination by Agent. If any change in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration or interpretation thereof shall make it unlawful for any one or more of Co-Lenders to make or maintain LIBOR Rates with respect to the Principal Balance or any portion thereof or to fund the Principal Balance or any portion thereof at LIBOR Rates in the London Interbank Market or to give effect to their respective obligations as contemplated by this Exhibit, then, upon notice by Agent to Borrowers, the interest rate applicable to the entire Principal Balance shall be automatically converted to the Floating Rate, it being agreed that any notice given by Agent to Borrowers pursuant to this sentence shall, if lawful, be effective insofar as it pertains to any particular portion of the Principal Balance bearing interest at a particular LIBOR Rate on the last day of the then existing Interest Period pertaining to such particular portion of the Principal Balance, or if not lawful, shall be effective immediately upon being given by Agent to Borrowers, and that the Floating Rate shall remain in effect thereafter with respect to such particular portion of the Principal Balance unless and until Agent shall have determined in good faith (which determination shall be conclusive and binding upon Borrowers) that the aforesaid circumstances no longer exist, whereupon the interest rate applicable to such portion of the Principal Balance shall be converted to a LIBOR Rate determined in the manner hereinabove set forth in this Exhibit effective as of the first Re-Set Date which occurs ten
(10) Business Days or more after such good faith determination by Agent. If the interest rate applicable to any particular portion of the Principal Balance is converted from a LIBOR Rate to the Floating Rate on a date other than a Roll Over Date in accordance with the provisions of the preceding sentence, Borrowers shall pay to Agent on demand an amount equal to the prepayment premium, if any, which would have been due pursuant to the provisions of this Exhibit hereinafter set forth if the portion of the Principal Balance bearing interest at such LIBOR Rate was prepaid in full on the date of such conversion.

            7. Borrowers recognize that the cost to Co-Lenders of making or maintaining LIBOR Rates with respect to the Principal Balance or any portion thereof may fluctuate and Borrowers agree to pay Agent within ten (10) days after demand by Agent an additional amount or amounts as Agent shall reasonably determine will compensate Co-Lenders for actual costs incurred by Co-Lenders in maintaining LIBOR Rates on the Principal Balance or any portion thereof as a result of:

      (i) the imposition after the date of this Agreement of, or changes after the date of this Agreement in, or the actual maintenance after the date of this Agreement by any Co-Lender of, reserves in accordance with the reserve requirements now or hereafter promulgated by the Board of Governors of the Federal Reserve System of the United States, including, but not limited to, any reserve on Eurocurrency Liabilities as defined in Regulation D of the Board of Governors of the Federal Reserve System of the United States at the ratios provided in such Regulation from time to time, it being agreed that the portion of the Principal Balance bearing interest at LIBOR Rates from time to time in accordance with the provisions of this Exhibit shall be deemed to constitute Eurocurrency Liabilities, as defined by such Regulation; or

     (ii) any change, after the date of this Agreement, in applicable law, rule or regulation or in the interpretation or administration thereof by any domestic or foreign governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) or by any domestic or foreign court changing the basis of taxation of payments to any Co-Lender of the Principal Balance or interest on the Principal Balance or any portion thereof at a LIBOR Rate or any other fees or amounts payable in respect of the Credit Facility pursuant to the provisions of the Credit Facility Documents (other than taxes imposed on all or any portion of the overall net income of any such Co-Lender by the Federal government or by the state or country of incorporation or domicile of any such Co-Lender or by any political subdivision or taxing authority of the Federal government or any such state or country), or imposing, modifying or applying any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, credit extended by, or any other acquisition of funds for loans by any such Co-Lender or imposing on any such Co-Lender or on the London Interbank Market any other condition affecting the Credit Facility, the Credit Facility Documents or the portion of the Principal Balance bearing interest at LIBOR Rates so as to increase the cost to any such Co-Lender of making or maintaining LIBOR Rates with respect to the Principal Balance or any portion thereof or to reduce the amount of any sum received or receivable by any such Co-Lender with respect to the Credit Facility pursuant to the provisions of the Credit Facility Documents (whether of principal, interest or otherwise), by an amount deemed by Agent in good faith to be material, but without duplication for payments required under subparagraph (i) above.

            Any amount or amounts payable by Borrowers to Co-Lenders pursuant to subparagraph (i) or (ii) above shall be paid by Borrowers to Co-Lenders within ten (10) days of receipt by Borrowers from Agent of a statement setting forth the amount or amounts due and the basis for the determination from time to time of such amount or amounts, which statement shall be conclusive and binding upon Borrowers absent manifest error. Failure on the part of Co-Lenders to demand compensation for any increased costs in any Interest Period shall not constitute a waiver of Co-Lenders' right to demand compensation for any increased costs incurred during any such Interest Period or in any other subsequent or prior Interest Period. Failure on the part of Co-Lenders to demand compensation for any increased costs in any Interest Period shall not constitute a waiver of Agent's right to demand compensation for any increased costs incurred during any such Interest Period or in any other subsequent or prior Interest Period, provided, however, that if Agent shall fail to notify Borrowers of the occurrence of any event described in subparagraph (i) or (ii) above within one hundred eighty (180) days after the occurrence of such event, Borrowers' liability for any increased costs incurred by any such Co-Lender, as the result of the occurrence of such event shall be limited to increased costs attributable to the period occurring subsequent to the date upon which Co-Lenders shall actually notify Borrowers of the occurrence of such event.

            8. Borrowers shall indemnify each Co-Lender against any loss or expense that any such Co-Lender may sustain or incur as a consequence of any failure by Borrowers to take down all or any portion of any advance of the Credit Facility (including, without limitation, the initial advance of the Credit Facility) on the date Borrowers requested that such advance be made in accordance with the provisions of this Agreement or as a consequence of any default by Borrowers in the payment of any portion of the Principal Balance bearing interest at a LIBOR Rate, or any part thereof or interest accrued thereon at a LIBOR Rate, as and when due and payable, or the occurrence of any Event of Default including, but not limited to, any loss or expense sustained or incurred by any such Co-Lender in liquidating or reemploying deposits from third parties acquired to effect or maintain a LIBOR Rate with respect to all or any portion of the Principal Balance or any advance of the Credit Facility requested or scheduled to be made pursuant to the provisions of this Agreement. Co-Lenders shall provide to Borrowers a statement explaining the amount of any such loss or expense, which statement shall be conclusive and binding upon Borrowers absent manifest error.

            9. If after the date of this Agreement, Agent shall have determined that the adoption after the date of this Agreement of any law, rule, regulation or guideline regarding capital adequacy, or any change therein, or any change in any of the foregoing or in the interpretation or administration of any of the foregoing by any domestic or foreign governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Co-Lender (or any lending office of any Co-Lender) or by any Co-Lender's holding company, as the case may be, with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on any Co-Lender's capital or on the capital of any Co-Lender's holding company, as the case may be, as a consequence of any Co-Lender's obligations with respect to the Credit Facility under the terms of the Credit Facility Documents to a level below that which any such Co-Lender or any such Co-Lender's holding company, as the case may be, could have achieved but for such adoption, change or compliance (taking into consideration any such Co-Lender's or any such Co-Lender's holding company's policies, as the case may be, with respect to capital adequacy) by an amount deemed by Agent to be material, then from time to time, Borrowers shall pay to Agent such additional amount or amounts as will compensate any such Co-Lender or any such Co-Lender's holding company, as the case may be, for such reduction. Any amount or amounts payable by Borrowers to Co-Lenders in accordance with the provisions of this paragraph shall be paid by Borrowers to Agent within ten (10) days of receipt by Borrowers from Agent of a statement setting forth the amount or amounts due and the basis for the determination from time to time of such amount or amounts, which statement shall be conclusive and binding upon Borrowers absent manifest error.

            10. Subject to the following provisions of this paragraph, Borrowers shall have the right to prepay the Principal Balance in whole, or in part, upon not less than five (5) Business Days' prior written irrevocable notice to Agent specifying the intended date of prepayment, which date of prepayment shall not be more than fifteen (15) days after the date of such notice, and the amount to be prepaid and upon payment of all interest and other sums then due and payable pursuant to the provisions of the Credit Facility Documents. The portion of the Principal Balance specified in any such irrevocable notice of prepayment shall, notwithstanding anything to the contrary contained in the Credit Facility Documents, be absolutely and unconditionally due and payable on the date specified in such notice. No prepayment premium shall be payable if the portion of the Principal Balance being prepaid is bearing interest on the date of prepayment at the Floating Rate in accordance with the provisions of paragraph 11 of this Exhibit or otherwise in accordance with the provisions of this Exhibit, or if such prepayment occurs on the Roll Over Date pertaining to the portion of the Principal Balance being prepaid. If any particular portion of the Principal Balance being prepaid is bearing interest at a particular LIBOR Rate and such prepayment does not occur on the Roll Over Date pertaining to the portion of the Principal Balance being prepaid, Borrowers shall pay to Agent contemporaneously with such prepayment a prepayment premium equal to the portion of the Principal Balance being prepaid, multiplied by a per annum interest rate equal to the difference between the Base LIBOR Rate applicable to the portion of the Principal Balance being prepaid and the 360-day equivalent interest yield, as adjusted to reflect interest payments on a monthly basis (hereinafter called the "Reinvestment Rate"), on any U.S. Government Treasury Obligations selected by Agent, in its sole and absolute discretion, in an aggregate amount comparable to the portion of the Principal Balance being prepaid, and with maturities comparable to the Roll Over Date applicable to the portion of the Principal Balance being prepaid, calculated over a period of time from and including the date of prepayment to, but not including, the Roll Over Date applicable to the portion of the Principal balance being prepaid. If the Base LIBOR Rate applicable to the portion of the Principal Balance being prepaid is equal to or less than the Reinvestment Rate no prepayment premium shall be due. No prepayment premium payable under this paragraph shall in any event or under any circumstance be deemed or construed to be a penalty. If a portion of the Principal Balance is bearing interest at a LIBOR Rate or Rates and a portion of the Principal Balance is bearing interest at the Floating Rate in accordance with the provisions of this Exhibit on the date of a partial prepayment of the Principal Balance in accordance with the provisions of this paragraph, such partial prepayment shall be applied to the respective portions of the Principal Balance bearing interest at such LIBOR Rate or Rates and the Floating Rate in such order and manner so as to minimize the prepayment premium due with respect thereto as calculated pursuant to the provisions of this paragraph. Any payment of the Principal Balance after the Debt shall have been declared to be immediately due and payable in accordance with the provisions of the Credit Facility Documents, or after a foreclosure of one or more of the Mortgages has commenced as a result of the occurrence of an Event of Default, shall, to the extent permitted by law, be deemed to be a voluntary prepayment for all purposes of this paragraph and a prepayment premium calculated pursuant to the provisions of this paragraph shall be payable with respect thereto based upon the Base LIBOR Rate or Rates applicable to the Principal Balance immediately prior to such default, declaration or commencement. Agent shall deliver to Borrowers a statement setting forth the amount and basis of determination of the prepayment premium, if any, due in connection with a prepayment of the Principal Balance in accordance with the provisions of this paragraph, it being agreed that (a) the calculation of such prepayment premium may be based on any U.S. Government Treasury Obligations selected by Agent, in its sole and absolute discretion, (b) Co-Lenders shall not be obligated or required to have actually reinvested the prepaid portion of the Principal Balance in any such U.S. Government Treasury Obligations as a condition precedent to Borrowers being obligated to pay a prepayment premium calculated in accordance with the provisions of this paragraph, and (c) Borrowers shall not have the right to question the correctness of any such statement or the method of calculation set forth therein in the absence of manifest error. Borrowers shall, upon receipt of such statement and contemporaneously with any such prepayment of the Principal Balance, remit to Agent the prepayment premium, if any, due in connection therewith, as calculated pursuant to the provisions of this paragraph. Co-Lenders shall not be obligated to accept any prepayment of the Principal Balance unless it is accompanied by the prepayment premium, if any, due in connection therewith as calculated pursuant to the provisions of this paragraph. Any partial prepayment of the Principal Balance in accordance with the provisions of this paragraph shall be in a minimum amount of at least $1,000,000 and shall be in even multiples of $100,000. The provisions of this paragraph shall be applicable to any prepayment of the Principal Balance in whole or in part, it being agreed that any payment of the Principal Balance, in whole or in part, (i) in connection with sale of any Property in accordance with the provisions of paragraph 16 of this Agreement, (ii) to maintain compliance with the Loan to Value Requirement, the Minimum Debt Service Coverage Ratio, the Supplemental Debt Service Coverage Ratio, the Fixed Charge Coverage Ratio or the Debt-to-Tangible Net Worth Requirement, (iii) in connection with any mandatory pay down of the Principal Balance pursuant to paragraph 17 of this Agreement, or (iv) otherwise pursuant to or as required by the provisions of the Credit Facility Documents, shall be deemed to be a voluntary prepayment for the purposes of this paragraph and a prepayment premium calculated pursuant to the provisions of this paragraph shall be payable with respect thereto.

            11. Borrowers shall have the option upon not less than fifteen (15) Business Days' prior written notice to Agent given simultaneously and in conjunction with an irrevocable notice of prepayment given by Borrowers to Payee pursuant to paragraph 10 of this Exhibit, and provided that such prepayment is being made in connection with an anticipated sale of a Property pursuant to paragraph 16 of this Agreement or constitutes a mandatory prepayment of the Principal Balance pursuant to paragraph 17 of this Agreement, to convert the interest rate on the portion of the Principal Balance which is to be prepaid, as set forth in such notice of prepayment, to a Floating Rate effective as of the Re-Set Date occurring immediately prior to the designated date of prepayment, as set forth in such notice of prepayment, it being agreed that (i) such Re-Set Date must be ten (10) Business Days or more after the date of receipt by Agent from Borrowers of Borrowers's election to exercise such option pursuant to this paragraph, and (ii) the interest rate applicable to a particular portion of the Principal Balance may be converted from a particular LIBOR Rate to the Floating Rate, as of such Re-Set Date, only if such Re-Set Date constitutes the Roll Over Date pertaining to such LIBOR Rate and such portion of the Principal Balance. If Borrowers exercises the aforesaid option, the interest rate on the portion of the Principal Balance with respect to which Borrowers has exercised such option will automatically convert to and be calculated at the Floating Rate from and including the Re-Set Date occurring immediately prior to the specified date of prepayment, as set forth in Borrowers's notice of prepayment, to, but not including, the earlier to occur of (i) the date upon which such portion of the Principal Balance is paid in full, or (ii) the first Re-Set Date occurring five
(5) Business Days or more after the designated date of prepayment whereupon the interest rate on such portion of the Principal Balance (or so much thereof as may still be outstanding) shall (subject to the provisions of this Exhibit) thereafter be calculated at a LIBOR Rate determined in accordance with the provisions of this Exhibit. Nothing contained in the preceding sentence shall be deemed to qualify, modify or affect in any manner whatsoever the provisions of paragraph 10 of this Exhibit which provide that the portion of the Principal Balance specified in any notice of prepayment given by Borrowers to Payee pursuant to paragraph 10 of this Exhibit shall be absolutely and unconditionally due and payable on the date designated for such prepayment in such notice.

            12. All sums which may or shall become due and payable by Borrowers in accordance with the provisions of paragraph 7, 8, 9 or 10 of this Exhibit shall be evidenced by the Credit Facility Notes, shall be secured by the Mortgages and shall constitute part of the Debt.

                                    Exhibit C





                                      NOTE
                           (Revolving Credit Facility)


$______________                                               New York, New York
                                                         As of November 25, 1996


               FOR VALUE RECEIVED, BRANDYWINE REALTY TRUST, a Maryland real estate investment trust, BRANDYWINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, LC/N HORSHAM LIMITED PARTNERSHIP, a Pennsylvania limited partnership; LC/N KEITH VALLEY LIMITED PARTNERSHIP I, a Pennsylvania limited partnership; NICHOLS LANSDALE LIMITED PARTNERSHIP III, a Pennsylvania limited partnership; NEWTECH III LIMITED PARTNERSHIP, a Pennsylvania limited partnership; NEWTECH IV LIMITED PARTNERSHIP, a Pennsylvania limited partnership; C/N OAKLANDS LIMITED PARTNERSHIP I, a Pennsylvania limited partnership; FIFTEEN HORSHAM, L.P., a Pennsylvania limited partnership; C/N LEEDOM LIMITED PARTNERSHIP II, a Pennsylvania limited partnership; C/N IRON RUN LIMITED PARTNERSHIP III, a Pennsylvania limited partnership; each having an office at Newtown Square Corporate Campus, 16 Campus Boulevard, Suite 150, Newtown Square, Pennsylvania (hereinafter collectively referred to as "Maker"), promise to pay __________________________________, a ____________________ having an office at
____________________, ________, ________ (hereinafter referred to as "Payee") or order, at such place as may be designated from time to time in writing by Payee, the principal sum of ________________________________ and 00/100 Dollars
($______________) in lawful money of the United States of America, or so much thereof as may be advanced and readvanced by Payee to Maker and be outstanding from time to time in accordance with the provisions of the Credit Agreement, with interest thereon from and including the date of this Note to, but not including, the date this Note is paid in full, calculated in the manner hereinafter set forth, as follows:

               (i) interest on the Principal Balance calculated in the manner set forth in the Credit Agreement shall be due and payable in Federal funds or other immediately available funds on each Re-Set Date during the term of this Note and otherwise in accordance with the provisions of the Credit Agreement; and

               (ii) the entire Principal Balance, together with all interest accrued and unpaid thereon calculated in the manner set forth in the Credit Agreement and all other sums due under this Note, shall be due and payable on the Maturity Date and otherwise in accordance with the provisions of the Credit Agreement.

               1. The term "Credit Agreement" as used in this Note means a certain Revolving Credit Agreement dated as of the date hereof entered into among Smith Barney Mortgage Capital Group, Inc., NationsBank, N.A., in its individual capacity, Maker and NationsBank, N.A., acting in its capacity as administrative and documentation agent for the Credit Facility, and pursuant to the provisions of which the Credit Facility is being extended by Co-Lenders to Maker. This Note constitutes one of the Credit Facility Notes which have been executed and delivered by Maker to Co-Lender in accordance with the Credit Agreement and which together evidence the Credit Facility. All other capitalized terms used in this Note shall, unless otherwise defined in this Note, have the meaning given to such term in the Credit Agreement.

               2. It is hereby expressly agreed that the entire Debt shall become immediately due and payable at the option of Co-Lenders on the happening of any Event of Default.

               3. All of the terms, covenants and provisions contained in the Credit Agreement and the other Credit Facility Documents which are to be kept and performed by Maker are hereby made part of this Note to the same extent and with the same force and effect as if they were fully set forth herein. Maker agrees to perform and comply with each of the terms, covenants and provisions contained in this Note, the Credit Agreement and the other Credit Facility Documents on the part of Maker to be observed and performed.

               4. If any installment of interest payable under this Note is not paid when due, Maker shall pay to Administrative Agent upon demand an amount equal to four percent (4%) of such unpaid installment as a late payment charge.

               5. In addition to any late payment charge which may be due under this Note, if the Debt is declared immediately due and payable pursuant to the provisions of the Credit Facility Documents, or if the Debt is not paid in full on the Maturity Date, Maker shall thereafter pay interest on the then entire outstanding Principal Balance from the date of such declaration or the Maturity Date, as the case may be, until the date the Principal Balance is paid in full, at the Default Rate. In addition, if an Event of Default shall occur, the Principal Balance shall, from and including the date upon which such Event of Default has occurred and for so long as such Event of Default continues and without further act or instrument and without the necessity of any further or prior notice by Payee or Agent to Maker, bear interest at the Default Rate irrespective of whether the Debt shall have been declared to be immediately due and payable as the result of the occurrence of such Event of Default.

               6. Maker hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note. If any payment under this Note is not made when due, Maker agrees to pay all costs of collection when incurred, including reasonable attorneys' fees (which costs shall be added to the amount due under this Note and shall be receivable therewith). No release of any security for the payment of this Note or extension of time for payment of this Note, or any installment hereof, and no alteration, amendment or waiver of any provision of this Note or any of the other Credit Facility Documents made by agreement between or among Co-Lenders, Agent and/or Payee and any other person or party shall release, discharge, modify, change or affect the liability of Maker under this Note or any of the other Credit Facility Documents.

               7. This Note is subject to the express condition that at no time shall Maker be obligated or required to pay interest on the Principal Balance at a rate which could subject Payee to either civil or criminal liability as a result of being in excess of the maximum rate which Maker is permitted by law to contract or agree to pay. If by the terms of this Note Maker is at any time required or obligated to pay interest on the Principal Balance at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the Principal Balance.

               8. If Maker consists of more than one person or party, the obligations and liabilities of each such person or party hereunder shall be joint and several.

               9. Except as otherwise specifically provided to the contrary in the Credit Facility Documents, this Note is secured on a pari passu basis with the other Credit Facility Notes by the Mortgages and the other Credit Facility Documents.

               10. The terms of this Note shall be governed by and construed under the laws of the State of New York.

               11. This Note may only be modified, amended, changed or terminated by an agreement in writing signed by Payee, Agent and Maker. No waiver of any term, covenant or provision of this Note shall be effective unless given in writing by Payee and Agent and if so given by Payee and Agent shall only be effective in the specific instance in which given.

               12. Maker acknowledges that this Note and Maker's obligations under this Note are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense (other than a defense of payment) to this Note and the obligations of Maker under this Note or the obligations of any other person or party relating to this Note or the obligations of Maker hereunder or otherwise with respect to the Credit Facility. Maker absolutely, unconditionally and irrevocably waives any and all right to assert any defense, setoff, counterclaim (other than a compulsory counterclaim in a court of competent jurisdiction) or crossclaim of any nature whatsoever with respect to this Note or the obligations of Maker under this Note or the obligations of any other person or party relating to this Note or the obligations of Maker hereunder or otherwise with respect to the Credit Facility in any action, case or proceeding brought by Payee or Agent to collect the Debt, or any portion thereof, or to enforce, foreclose and realize upon the liens and security interests created by the Mortgages and the other Credit Facility Documents (provided, however, that the foregoing provisions of this sentence shall not be deemed a waiver of the right of Maker to assert any compulsory counterclaim in any such action, case or proceeding brought by Payee or Agent in any state court if such counterclaim is compelled under local law or rule or procedure, or in any such action, case or proceeding brought by Payee or Agent in a court of the United States, nor shall the foregoing provisions of this sentence be deemed a waiver of the right of Maker to assert any claim which would otherwise constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Payee or Agent in any separate action, case or proceeding brought by Maker against Payee or Agent). MAKER ACKNOWLEDGES THAT NO ORAL OR OTHER AGREEMENTS, UNDERSTANDINGS, REPRESENTATIONS OR WARRANTIES EXIST WITH RESPECT TO THIS NOTE OR WITH RESPECT TO THE OBLIGATIONS OF MAKER UNDER THIS NOTE, EXCEPT THOSE SPECIFICALLY SET FORTH IN THIS NOTE AND THE OTHER CREDIT FACILITY DOCUMENTS, AND THAT THIS NOTE AND THE OTHER CREDIT FACILITY DOCUMENTS SETS FORTH THE ENTIRE AGREEMENT AND UNDERSTANDING OF PAYEE, AGENT, CO-LENDERS AND MAKER.

               13. No delay on the part of Payee, Agent or Co-Lenders in exercising any right or remedy under this Note or the other Credit Facility Documents or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy. No notice to or demand on Maker shall be deemed to be a waiver of the obligation of Maker or of the right of Payee, Agent or Co-Lender to take further action without further notice or demand as provided in this Note and the other Credit Facility Documents.

               14. Maker agrees to submit to personal jurisdiction in the State of New York in any action, case or proceeding arising out of this Note and, in furtherance of such agreement, Maker hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over Maker in any such action, case or proceeding may be obtained within or without the jurisdiction of any court located in New York and that any process or notice of motion or other application to any such court in connection with any such action, case or proceeding may be served upon Maker by registered or certified mail to or by personal service at the last known address of Maker, whether such address be within or without the jurisdiction of any such court. Maker also agrees that the venue of any litigation arising in connection with the Debt or in respect of any of the obligations of Maker under this Note shall, to the extent permitted by law, be in New York County.

               15. Maker (and the undersigned representative of Maker, if any) represents that Maker has full power, authority and legal right to execute and deliver this Note and that this Note constitutes a valid and binding obligation of Maker.

               16. MAKER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND PAYEE BY ITS ACCEPTANCE OF THIS NOTE IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CASE, PROCEEDING, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THE CREDIT FACILITY, THIS NOTE, OR THE OTHER CREDIT FACILITY DOCUMENTS.

               17. Whenever used, the singular number shall include the plural, the plural the singular, and the words "Payee", "Agent", "Co-Lenders", and "Maker" shall include their respective successors and assigns, provided, however, that Maker shall in no event or under any circumstance have the right without obtaining the prior written consent of Co-Lenders to assign or transfer its obligations under this Note or the other Credit Facility Documents, in whole or in part, to any other person, party or entity.

               18. No recourse shall be had for any obligation of BRT under this Note or any of the other Credit Facility Documents or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, shareholder, officer or employee of BRT, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by Payee and each other party to this Note and the other Credit Facility Documents.

               IN WITNESS WHEREOF, Maker has duly executed this Note the day and year first above written.


                                  BRANDYWINE REALTY TRUST

                                  By:    ______________________________
                                         Name:   Gerard H. Sweeney
                                         Title:  President and Chief
                                                 Executive Officer

                                  BRANDYWINE OPERATING PARTNERSHIP, L.P.

                                  By:    Brandywine Realty Trust, a Maryland
                                         real estate investment trust, its
                                         general partner

                                         By:___________________________
                                            Name:   Gerard H. Sweeney
                                            Title:  President and Chief
                                                    Executive Officer

                            LC/N HORSHAM LIMITED PARTNERSHIP, a
                            Pennsylvania limited partnership

                            By:    Witmer Operating Partnership I,
                                   L.P., a Delaware limited
                                   partnership, its general partner

                                   By:    Brandywine Holdings I, Inc., a
                                          Pennsylvania corporation, its
                                          general partner

                                         By:___________________________
                                             Name:  Gerard H. Sweeney
                                             Title: President and Chief
                                                    Executive Officer

                            LC/N KEITH VALLEY LIMITED PARTNERSHIP I, a
                            Pennsylvania limited partnership

                            By:    Witmer Operating Partnership I,
                                   L.P., a Delaware limited
                                   partnership, its general partner

                                   By:    Brandywine Holdings I, Inc., a
                                          Pennsylvania corporation, its
                                          general partner

                                         By:___________________________
                                             Name:  Gerard H. Sweeney
                                             Title: President and Chief
                                                    Executive Officer

                            NICHOLS LANSDALE LIMITED PARTNERSHIP III, a Pennsylvania limited partnership

                            By:    Witmer Operating Partnership I,
                                   L.P., a Delaware limited
                                   partnership, its general partner

                                   By:    Brandywine Holdings I, Inc., a
                                          Pennsylvania corporation, its
                                          general partner

                                         By:___________________________
                                             Name:  Gerard H. Sweeney
                                             Title: President and Chief
                                                    Executive Officer

                                NEWTECH III LIMITED PARTNERSHIP, a
                                Pennsylvania limited partnership

                                By:    Witmer Operating Partnership I,
                                       L.P., a Delaware limited
                                       partnership, its general partner

                                       By:    Brandywine Holdings I, Inc., a
                                              Pennsylvania corporation, its
                                              general partner

                                             By:___________________________
                                                 Name:   Gerard H. Sweeney
                                                 Title:  President and Chief
                                                         Executive Officer

                                NEWTECH IV LIMITED PARTNERSHIP, a
                                Pennsylvania limited partnership

                                By:    Witmer Operating Partnership I,
                                       L.P., a Delaware limited
                                       partnership, its general partner

                                       By:    Brandywine Holdings I, Inc., a
                                              Pennsylvania corporation, its
                                              general partner

                                             By:___________________________
                                                 Name:   Gerard H. Sweeney
                                                 Title:  President and Chief
                                                         Executive Officer

                                C/N OAKLANDS LIMITED PARTNERSHIP I, a
                                Pennsylvania limited partnership

                                By:    Witmer Operating Partnership I,
                                       L.P., a Delaware limited
                                       partnership, its general partner

                                       By:    Brandywine Holdings I, Inc., a
                                              Pennsylvania corporation, its
                                              general partner

                                             By:___________________________
                                                 Name:   Gerard H. Sweeney
                                                 Title:  President and Chief
                                                         Executive Officer

                               FIFTEEN HORSHAM, L.P., a Pennsylvania
                               limited partnership

                               By:    Witmer Operating Partnership I,
                                      L.P., a Delaware limited
                                      partnership, its general partner

                                      By:    Brandywine Holdings I, Inc., a
                                             Pennsylvania corporation, its
                                             general partner

                                            By:___________________________
                                                Name:   Gerard H. Sweeney
                                                Title:  President and Chief
                                                        Executive Officer

                               C/N LEEDOM LIMITED PARTNERSHIP II, a
                               Pennsylvania limited partnership

                               By:    Brandywine Operating Partnership,
                                      L.P., a Delaware limited
                                      partnership, its general partner

                                      By:    Brandywine Realty Trust, a
                                             Maryland real estate
                                             investment trust, its general
                                             partner

                                             By:___________________________
                                                Name:   Gerard H. Sweeney
                                                Title:  President and Chief
                                                        Executive Officer

                               C/N IRON RUN LIMITED PARTNERSHIP III, a
                               Pennsylvania limited partnership

                               By:    Brandywine Operating Partnership,
                                      L.P., a Delaware limited
                                      partnership, its general partner

                                      By:    Brandywine Realty Trust, a
                                             Maryland real estate
                                             investment trust, its general
                                             partner

                                             By:___________________________
                                                Name:   Gerard H. Sweeney
                                                Title:  President and Chief
                                                        Executive Officer

                                    EXHIBIT D

              (Form of Request for Advance under Credit Facility)*


                                    (No. __)

                  Reference is hereby made to a certain Revolving Credit Agreement (the "Credit Agreement") dated as of _________________, 1996, entered into among SMITH BARNEY MORTGAGE CAPITAL GROUP, INC.; NATIONSBANK, N.A.; acting in its individual capacity; BRANDYWINE REALTY TRUST; BRANDYWINE OPERATING PARTNERSHIP, L.P.; LC/N HORSHAM LIMITED PARTNERSHIP; LC/N KEITH VALLEY LIMITED PARTNERSHIP I; NICHOLS LANSDALE LIMITED PARTNERSHIP III; NEWTECH III LIMITED PARTNERSHIP; NEWTECH IV LIMITED PARTNERSHIP; C/N OAKLANDS LIMITED PARTNERSHIP I; FIFTEEN HORSHAM, L.P.; C/N LEEDOM LIMITED PARTNERSHIP II; C/N IRON RUN LIMITED PARTNERSHIP III; LC/N HORSHAM LIMITED PARTNERSHIP; LC/N KEITH VALLEY LIMITED PARTNERSHIP I; NICHOLS LANSDALE LIMITED PARTNERSHIP III; NEWTECH III LIMITED PARTNERSHIP; NEWTECH IV LIMITED PARTNERSHIP; C/N OAKLANDS LIMITED PARTNERSHIP I; FIFTEEN HORSHAM, L.P.; C/N LEEDOM LIMITED PARTNERSHIP II; C/N IRON RUN LIMITED PARTNERSHIP III; and NATIONSBANK, N.A. acting in its capacity as administrative and documentation agent.

                  Pursuant to the provisions of paragraphs 9 and 10 of the Credit Agreement, BRT and BOP hereby certify to and request of Agent as follows:

1. Borrowers are entitled to and hereby requests Agent to make an advance under the Credit Facility in the amount of $____________.

2.             The requested date of the advance is_________________________.

3.             The Interest Period applicable to the advance is______________.

4. The proceeds of such advance are to be used for_______________, which is a permitted purpose under paragraph 8 of the Credit Agreement.

5. This request for an advance is made pursuant to and in accordance with the provisions of the Credit Agreement.

6. The principal amount outstanding under the Credit Facility on the date hereof, prior to any advance in response to this request, is $______________________.

7. All of the affirmative and negative covenants and all of the representations and warranties contained in the Credit Agreement and the other Credit Facility Documents, and all of the other terms, covenants and conditions contained in the Credit Facility Documents (including, without limitation, those set forth in paragraphs 22 and 23 of the Credit Agreement) continue to be true and correct and continue to be complied with on the date hereof, and will continue to be true and correct and will continue to be complied with as of the date of, and subsequent to, the requested advance.

8. No default or Event of Default has occurred or is continuing under the Credit Facility Documents.

--------
* All terms used in this Request for Advance shall have the meanings given to such terms in the Credit Agreement.

9. There has been no material adverse change in the financial condition of any Borrower or Guarantor since the date of the last financial statements delivered to Co-Lenders pursuant to the Credit Agreement.

10. All of the other terms and conditions set forth in the Credit Agreement and the other Credit Facility Documents pertaining to advances of the Credit Facility have been satisfied.

11. All items which Borrowers is required to furnish to Agent and Agent pursuant to the Credit Agreement accompany this request.

12. The undersigned is an authorized signatory of BRT, individually and acting in its capacity as the sole general partner of BOP.

13. No recourse shall be had for any obligation of BRT under this Request for Advance or under any of the other Credit Facility Documents or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, shareholder, officer or employee of BRT whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by each party to this Request for Advance and to the other Credit Facility Documents.


Dated:___________________, 199_

                                BRANDYWINE REALTY TRUST, a Maryland real estate trust

                                By:__________________________
                                   Name:   Gerard H. Sweeney
                                   Title:  President and Chief
                                           Executive Officer

                                BRANDYWINE OPERATING PARTNERSHIP, L.P.

                                By:    Brandywine Realty Trust, a Maryland
                                       real estate trust, its general
                                       partner

                                       By:______________________
                                          Name:   Gerard H. Sweeney
                                          Title:  President and Chief
                                                  Executive Officer

                                LC/N HORSHAM LIMITED PARTNERSHIP, a
                                Pennsylvania limited partnership

                                By:    Witmer Operating Partnership I,
                                       L.P., a Delaware limited
                                       partnership, its general partner

                                       By:  Brandywine Holdings I, Inc., a
                                            Pennsylvania corporation, its
                                            general partner

                                             By:___________________________
                                                 Name:   Gerard H. Sweeney
                                                 Title:  President and Chief
                                                         Executive Officer

                                 LC/N KEITH VALLEY LIMITED PARTNERSHIP I, a
                                 Pennsylvania limited partnership

                                 By:    Witmer Operating Partnership I,
                                        L.P., a Delaware limited
                                        partnership, its general partner

                                        By:    Brandywine Holdings I, Inc., a
                                               Pennsylvania corporation, its
                                               general partner

                                               By:___________________________
                                                  Name:   Gerard H. Sweeney
                                                  Title:  President and Chief
                                                          Executive Officer

                                 NICHOLS LANSDALE LIMITED PARTNERSHIP III, a Pennsylvania limited partnership

                                 By:    Witmer Operating Partnership I,
                                        L.P., a Delaware limited
                                        partnership, its general partner

                                        By:    Brandywine Holdings I, Inc., a
                                               Pennsylvania corporation, its
                                               general partner

                                               By:___________________________
                                                  Name:   Gerard H. Sweeney
                                                  Title:  President and Chief
                                                          Executive Officer

                                 NEWTECH III LIMITED PARTNERSHIP, a
                                 Pennsylvania limited partnership

                                 By:    Witmer Operating Partnership I,
                                        L.P., a Delaware limited
                                        partnership, its general partner

                                        By:    Brandywine Holdings I, Inc., a
                                               Pennsylvania corporation, its
                                               general partner

                                               By:___________________________
                                                  Name:   Gerard H. Sweeney
                                                  Title:  President and Chief
                                                          Executive Officer

                                 NEWTECH IV LIMITED PARTNERSHIP, a
                                 Pennsylvania limited partnership

                                 By:    Witmer Operating Partnership I,
                                        L.P., a Delaware limited
                                        partnership, its general partner

                                        By:    Brandywine Holdings I, Inc., a
                                               Pennsylvania corporation, its
                                               general partner

                                               By:___________________________
                                                  Name:   Gerard H. Sweeney
                                                  Title:  President and Chief
                                                          Executive Officer

                                 C/N OAKLANDS LIMITED PARTNERSHIP I, a
                                 Pennsylvania limited partnership

                                 By:    Witmer Operating Partnership I,
                                        L.P., a Delaware limited
                                        partnership, its general partner

                                        By:    Brandywine Holdings I, Inc., a
                                               Pennsylvania corporation, its
                                               general partner

                                               By:___________________________
                                                  Name:   Gerard H. Sweeney
                                                  Title:  President and Chief
                                                          Executive Officer

                                 FIFTEEN HORSHAM, L.P., a Pennsylvania
                                 limited partnership

                                 By:    Witmer Operating Partnership I,
                                        L.P., a Delaware limited
                                        partnership, its general partner

                                        By:    Brandywine Holdings I, Inc., a
                                               Pennsylvania corporation, its
                                               general partner

                                               By:___________________________
                                                  Name:   Gerard H. Sweeney
                                                  Title:  President and Chief
                                                          Executive Officer

                                  C/N LEEDOM LIMITED PARTNERSHIP II, a
                                  Pennsylvania limited partnership

                                  By:    Brandywine Operating Partnership,
                                         L.P., a Delaware limited
                                         partnership, its general partner

                                         By:    Brandywine Realty Trust, a
                                                Maryland real estate
                                                investment trust, its general
                                                partner

                                                By:___________________________
                                                   Name:   Gerard H. Sweeney
                                                   Title:  President and Chief
                                                           Executive Officer

                                  C/N IRON RUN LIMITED PARTNERSHIP III, a
                                  Pennsylvania limited partnership

                                  By:    Brandywine Operating Partnership,
                                         L.P., a Delaware limited
                                         partnership, its general partner

                                         By:    Brandywine Realty Trust, a
                                                Maryland real estate
                                                investment trust, its general
                                                partner

                                                By:___________________________
                                                   Name:   Gerard H. Sweeney
                                                   Title:  President and Chief
                                                           Executive Officer

                                    EXHIBIT E


                  1. Prior to the requested date of inclusion of an Additional Property in the collateral pool for the Credit Facility, Co-Lenders shall have received the following due diligence materials with respect to such Additional Property, each of which shall be in form and substance satisfactory in all respects to Co-Lenders and their counsel:

                           (a) A detailed description of the Additional Property
                  and pertinent market data pertaining to this Additional Property.

                           (b) An up-to-date survey (i.e., sufficiently current
                  to cause the standard survey exception to be deleted from the mortgage title insurance policies described below), which survey shall be prepared by a surveyor acceptable to Co-Lenders and the Title Company and shall be certified to the Title Company and to Co-Lenders.

                           (c) A written commitment of the Title Company to
                  issue a mortgage title insurance policy insuring the lien of the Mortgage as a first lien on the Additional Property for the full amount outstanding from time to time under the Credit Facility, subject only to those exceptions to title as are approved by Co-Lenders and their counsel, and with affirmative insurance on such matters as Co-Lenders or their counsel may require.

                           (d) Executed copies (certified by Borrowers to be
                  true, correct and complete) of the Ground Lease, if any, the REA, if any, and all other agreements of any nature whatsoever affecting or relating to the use, operation or development of the Additional Property. Notwithstanding the foregoing, if final executed copies of any of the foregoing Material Agreements are not available, the most current version of such Agreements shall be furnished to Co-Lenders and all subsequent drafts thereof (blacklined to show all changes made to the draft previously distributed to Co-Lenders) shall be furnished to Co-Lenders as they are available.

                           (e) Copies of all Leases affecting the Additional
                  Properties and a certified rent roll for the Additional Properties.

                           (f) Evidence of compliance with all zoning,
                  environmental and other laws, ordinances, rules, regulations and restrictions affecting the Additional Property and the operation and use of the Additional Property. Co-Lenders acknowledge that, in some jurisdictions, public officials will not issue comfort letters with respect to zoning laws and, with respect to such jurisdictions, Co-Lenders will accept a certification of a qualified engineer or other evidence of compliance in form and substance satisfactory to Co-Lenders.

                           (g) Permanent certificate(s) of occupancy (or, if
                  unavailable in the applicable jurisdiction, other evidence satisfactory to Co-Lenders confirming such Additional Property's compliance with applicable building code requirements) and all other licenses, permits and approvals required for the use and operation of the Additional Property, including enclosed parking structures and pools.

                           (h) A detailed structural and physical inspection
                  report prepared by an inspecting engineer designated by Borrowers and approved by Co-Lenders, which report shall be dated no earlier than six (6) months prior to the date of inclusion of the Additional Property in the collateral pool for the Credit Facility (it being agreed that there shall have been no significant capital expenditures or repair at the Additional Property subsequent to the date of such report), shall give a detailed description of the physical condition of such Additional Property shall indicate that such Additional Property is generally in good condition and repair and shall otherwise be in form and substance acceptable to Co-Lenders. Notwithstanding Co-Lenders' approval of the inspecting engineer, Co-Lenders shall not incur any liability as a result of such inspecting engineer's failure to deliver the required satisfactory structural and physical inspection report within the time period required hereby, it being expressly understood that Borrowers acknowledge and assume all risks in connection therewith.

                           (i) Copies of real estate tax bills (or other
                  evidence of the real estate taxes allocable to the Additional Property) for the preceding two (2) years; and copies of utility bills for the preceding two (2) years, provided, however, if Borrowers is unable to obtain copies of such utility bills for the second preceding year from the seller of the Additional Property, copies of utility bills for the immediately preceding year shall be sufficient.

                           (j) In the case of unimproved land, evidence from the
                  utility companies and municipalities servicing the local in which such unimproved land is located that water, sewer, electric, telephone and gas services are and will continue to be available to the improvements to be constructed as part of the Development thereof. The requirement set forth in this subparagraph shall be satisfied as a condition precedent to acquisition of any unimproved land (irrespective of whether constituting part of the collateral pool for the Credit Facility).

                           (k) Evidence of insurance satisfying the requirements
                  of paragraph 30 of the main body of this Agreement.

                           (l) A current (i.e. dated not earlier than six months
                  prior to delivery) phase one level environmental audit report (and such additional reports as may be required by Co-Lenders if any environmental problems are disclosed by the phase one level reports) prepared by qualified environmental consultant(s) or firm(s) designated and retained by Borrowers and approved by Co-Lenders, which reports shall indicate that such Additional Property is free and clear of all Hazardous Materials, and complies in all respects with all Environmental Requirements, and shall otherwise be in form and substance satisfactory in all respects to Co-Lenders. Notwithstanding that the environmental consultant is approved by Co-Lenders, Co-Lenders shall not incur any liability as a result of such environmental consultant's failure to deliver the required satisfactory environmental reports within the time period required hereby, it being expressly understood that Borrowers acknowledge and assume all risks in connection therewith.

                           (m) A comprehensive current written "as is" appraisal
                  report prepared by an MAI appraiser designated by Agent and complying with FIRREA standards. The basis of the appraisal calculation shown in the appraisal report and all other aspects of the appraisal report shall be satisfactory in all respects to Co-Lenders. Notwithstanding Co-Lenders' designation of the MAI appraiser, Co-Lenders shall not incur any liability as a result of such appraiser's failure to deliver the required satisfactory appraisal reports within the time period required hereby, it being expressly understood that Borrowers acknowledge and assume all risks in connection therewith.

                           (n) Copies of unaudited financial reports required by
                  paragraph 28 of this Agreement with respect to the Additional Property for the immediately preceding three (3) years; provided, however, if Borrowers is unable to obtain all such reports from the seller of the Additional Property, copies of such unaudited financial reports for the immediately preceding year shall be sufficient.

                           (o) Detailed operating projections with respect to
                  the Additional Property for not less than three (3) years (including all projected capital expenditures) and two (2) years of historicals, if available.

                           (p) Such other documents, instruments, certificates,
                  opinions, assurances, consents, or approvals as Agent or its counsel may reasonably request or require.

                           (q) If applicable, all Required Due Diligence
                  Materials shall cover any undeveloped land adjacent to the Additional Property being acquired by Borrowers.

                  2. Borrowers shall have executed and delivered, or caused to be executed and delivered, each of the following documents and/or instruments with respect to the Additional Property, each of which shall be in form and substance satisfactory in all respects to Agent and its counsel:

                           (a) Estoppel letters from all parties other than
                  Borrowers to the agreements listed in paragraph 1(d) of this Exhibit E, it being understood that to the extent any such other party is not obligated to provide such estoppel letter pursuant to the terms and provisions of the agreement in question, Borrowers shall use commercially reasonable efforts to obtain such an estoppel letter. Estoppels from such tenants under the Leases as may be required by Co-Lenders.

                           (b) Mortgage given by Borrowers to Co-Lenders
                  (alternatively, if the Additional Property is located in a jurisdiction where there is an outstanding Mortgage of record, and if feasible in the opinion of Co-Lenders, and acceptable to Borrowers, such Mortgage will be modified by an Amendment of Mortgage pursuant to which the lien of such Mortgage will be spread to cover the Additional Property).

                           (c) Assignment of Leases and Rents given by Borrowers
                  to Agent (alternatively, if the Additional Property is located in a jurisdiction where there is an outstanding Assignment of Leases of record, and if feasible in the opinion of Co-Lenders, and acceptable to Borrowers, such Assignment of Leases will be modified by an Amendment of Assignment of Leases pursuant to which the lien of such Assignment of Leases will be spread to cover the Additional Property).

                           (d) UCC Financing Statements.

                           (e) Such other documents, instruments, certificates,
                  opinions, assurances, consents, or approvals as Agent or its counsel may reasonably request or require.

                  3. Borrowers shall be required to pay all fees, commissions, costs, charges, taxes and other expenses incurred by Co-Lenders in connection with the inclusion of an Additional Property in the collateral pool for the Credit Facility, including but not limited to reasonable fees of Co-Lenders' counsel, appraisal fees, fees and expenses incurred in accounting review, fees and charges for surveys, examination of title to the Additional Property and mortgage title insurance thereon, hazard insurance, mortgage taxes, transfer taxes and all recording fees and charges.

                  4. Co-Lenders shall not be required to pay any brokerage fees or commissions or other remuneration of any nature whatsoever arising from the inclusion of an Additional Property in the collateral pool for the Credit Facility, and Borrowers agrees, to defend, indemnify, and hold Co-Lenders harmless from and against any and all such claims in connection therewith and brought by any party claiming a fee, commission or other compensation from, by, through or under Borrowers or otherwise as the result of dealings or alleged dealings with Borrowers.

                                    EXHIBIT F

                              (Initial Properties)

              Name                   Address                       Owner
        Keith Valley 1         One Progress Avenue,             LC/N Horsham
                               Montgomery County, PA            Limited Partnership

        Keith Valley 7         500 Enterprise Road,             LC/N Keith Valley
                               Montgomery County, PA            Limited Partnership I

        Lansdale 150           1510 Gehman Road, Montgomery     Nichols Lansdale
                               County, PA                       Limited Partnership III

        Newtown 12             16 Campus Boulevard, Delaware    Newtech III
                               County, PA                       Limited Partnership

        Newtown 11             18 Campus Boulevard, Delaware    Newtech IV
                               County, PA                       Limited Partnership

        Oaklands 5             456 Creamery Way, Chester        C/N Oaklands
                               County, PA                       Limited Partnership I

        Horsham 15             1155 Business Center Drive,      Fifteen Horsham, L.P.
                               Montgomery County, PA

        Meeting House 1        2240/50 Butler Pike,             BOP
                               Montgomery County, PA

        Meeting House 2        120 West Germantown Pike,        C/N Leedom
                               Montgomery County, PA            Limited Partnership II

        Meeting House 3        140 West Germantown Pike,        BOP
                               Montgomery County, PA

        Meeting House 4        2260 Butler Pike, Montgomery     BOP
                               County, PA

        Iron Run 3             7248 Tilghman, Lehigh County,    C/N Iron Run
                               PA                               Limited Partnership III

        700 & 800 Horsham      700 & 800 Horsham Business       BOP
        Business Center (2     Center, Montgomery County, PA
        buildings)

        Delaware Corp. Center  Delaware Corp. Center 1, New     BOP
        1                      Castle County, DE

        8000 Lincoln Drive     8000 Lincoln Drive, Burlington   BOP
                               County, NJ

        BCBP 2250              2250 Cabot Boulevard, Bucks      BOP
                               County, PA

        BCBP 2200              2200 Cabot Boulevard, Bucks      BOP
                               County, PA

        BCBP 2260/2270 (2      2260/2270 Cabot Boulevard,       BOP
        buildings)             Bucks County, PA

        BCBP 3000              3000 Cabot Boulevard, Bucks      BOP
                               County, PA

        One/Two/Three          33 Street Road, Bucks County,    BOP
        Greenwood Square (3    PA
        buildings)

        500 N. Gulph Road      500 N. Gulph Road, Montgomery    BOP
                               County, PA

                                    Exhibit G








--------------------------------------------------------------------------------


                     BRANDYWINE OPERATING PARTNERSHIP, L.P.,
                  a Delaware limited partnership, as Mortgagor

                                       to

                       NATIONSBANK, N.A., not individually
                  but acting in its capacity as administrative
                    and documentation agent for the equal and
                        ratable benefit of the co-lenders
                         described herein, as Mortgagee



                           --------------------------

                                    MORTGAGE

                           --------------------------



                        Dated: As of ______________, 199_

                        Location: ____________________
                                  ____________________
                                  ____________________




                              RECORD AND RETURN TO:

                              Battle Fowler LLP
                              Park Avenue Tower
                              75 East 55th Street
                              New York, New York 10022

                              Attention: Dean A. Stiffle, Esq.










--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                                                           PAGE
                                                                           ----

        1.  Payment of Debt.................................................  3

        2.  Warranty of Title...............................................  3

        3.  Leases and Rents................................................  3

        4.  Notice..........................................................  4

        5.  Sale of Mortgaged Property......................................  5

        6.  Changes in Laws Regarding Taxation..............................  5

        7.  No Credits on Account of the Debt...............................  5

        8.  Documentary Stamps..............................................  5

        ***[9.  The Ground Lease............................................  5

        ***[10.  No Merger of Fee and Leasehold Estates.....................  6

        11.  Events of Default..............................................  7

        12.  Appointment of Receiver........................................  7

        13.  Non-Waiver.....................................................  7

        14.  Construction...................................................  8

        15.  Security Agreement.............................................  8

        16.  Further Acts, etc..............................................  8

        17.  Headings, etc..................................................  9

        18.  Filing of Mortgage, etc........................................  9

        19.  Recovery of Sums Required To Be Paid...........................  9

        20.  Actions, Cases and Proceedings.................................  9

        21.  Inapplicable Provisions........................................  9

        22.  Duplicate Originals............................................  9

        23.  Certain Usage..................................................  9

        24.  Waiver of Notice...............................................  9

        25.  No Oral Change................................................. 10

        26.  Waiver of Statutory Rights..................................... 10

        27.  Credit Agreement............................................... 10

        28.  Revolving Credit Facility...................................... 10

        29.  Binding Effect................................................. 11

                                                                           PAGE
                                                                           ----

        30.  Exculpation.................................................... 11

               ACKNOWLEDGEMENT
               EXHIBIT A            (Definitions)
               EXHIBIT B            (Description of Premises)
               ***[EXHIBIT B-1      (Description of Ground Lease)]***

                                    MORTGAGE



                      This Mortgage entered into as of the ___ day of ________, 199_, between BRANDYWINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership having an office c/o Brandywine Realty Trust, Newtown Square Corporate Campus, 16 Campus Boulevard, Suite 150, Newtown Square, Pennsylvania (hereinafter referred to as "Mortgagor"); and NATIONSBANK, N.A., a national banking association having an office at 8300 Greensboro Drive, McLean, Virginia, not individually, but acting in its capacity as administrative and documentation agent for the equal and ratable benefit of Co-Lenders, pursuant to and in accordance with the terms and provisions of the Credit Agreement (NationsBank, N.A., acting in such capacity as administrative and documentation agent being hereinafter referred to as "Mortgagee").

                              PRELIMINARY STATEMENT

               A. All capitalized terms as used in this Mortgage shall, unless otherwise defined in this Mortgage, have the meanings given to such terms in Exhibit A attached hereto.

               ***[B. Mortgagor is the owner of a fee estate in the premises described in Exhibit B attached hereto (hereinafter referred to as the "Premises").]***

               ***[B. Mortgagor is the owner of a leasehold estate in the premises described in Exhibit B attached hereto (the "Premises") under and pursuant to the provisions of the lease described in Exhibit B-1 attached hereto (hereinafter referred to as the "Ground Lease").]***

               C. Co-Lenders have on the terms, covenants and provisions set forth in the Credit Agreement extended to Mortgagor a revolving credit facility in the principal sum of up to, but not in excess of, $80,000,000 (hereinafter referred to as the "Credit Facility"), which Credit Facility is evidenced by, and payable together with interest thereon in accordance with the provisions of, the Credit Facility Notes.

               ***[D. Co-Lenders were willing to extend the Credit Facility to Mortgagor only if Mortgagor executed and delivered this Mortgage to Mortgagee, as administrative and documentation agent for the equal and ratable benefit of Co-Lenders, as security for the payment of the Debt]***.

               ***[D. Co-Lenders have approved the inclusion of the Premises and the Improvements as part of the collateral pool for the Credit Facility in accordance with the provisions of the Credit Agreement, and in connection therewith, and as consideration therefor, Mortgagor has agreed to execute and deliver this Mortgage to Mortgagee, as administrative and documentation agent for the equal and ratable benefit of Co-Lenders, as security for the payment of the Debt.]***

               E. NOW, THEREFORE, to secure the payment of an indebtedness in the principal sum of up to, but not in excess of, Eighty Million and 00/100 Dollars ($80,000,000.00), lawful money of the United States of America, or so much thereof as may be advanced and readvanced and be outstanding from time to time in accordance with the provisions of the Credit Agreement, to be paid with interest in accordance with the provisions of the Credit Facility Notes and the Credit Agreement (said indebtedness, interest and any and all sums which may or shall become due in accordance with the provisions of the Credit Facility Documents being hereinafter collectively referred to as the "Debt"), Mortgagor has mortgaged, given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed and assigned, and by these presents does mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm and assign unto Mortgagee forever all right, title and interest of Mortgagor now owned, or hereafter acquired, in and to the following property, rights and interests (such property, rights and interests being hereinafter collectively referred to as the "Mortgaged Property"):

               (a) the Premises;

               (b) all buildings and improvements now or hereafter located on the Premises (hereinafter referred collectively to as the "Improvements");

               ***[(b)(1) the Ground Lease and the leasehold estate created thereunder;]***

               ***[(b)(2) all modifications, extensions and renewals of the Ground Lease and all credits, deposits, options, purchase options, privileges and rights of Mortgagor under and in accordance with the provisions of the Ground Lease, including, but not limited to, the right, if any, to renew or extend the Ground Lease for a succeeding term or terms or to acquire fee title to or other interest in all or any portion of the Premises or the Improvements;]***

               (c) all of the estate, right, title, claim or demand of any nature whatsoever of Mortgagor, either in law or in equity, in possession or expectancy, in and to the Mortgaged Property or any part thereof;

               (d) all easements, rights-of-way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Mortgaged Property (including, without limitation, any and all development rights, air rights or similar or comparable rights of any nature whatsoever now or hereafter appurtenant to the Premises or now or hereafter transferred to the Premises) and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises to the center line thereof;

               (e) all FF&E and the right, title and interest of Mortgagor in and to any of the FF&E which may be subject to any security agreements (as defined in the Uniform Commercial Code) superior in lien to the lien of this Mortgage;

               (f) all awards or payments, including interest thereon, if any, and the right to receive the same, which may be made with respect to the Mortgaged Property, whether from the exercise of the right of eminent domain (including any transfer made in lieu of the exercise of said right), or for any other injury to or decrease in the value of the Mortgaged Property;

               (g) all leases, licenses and other agreements ***[(other than the Ground Lease)]*** affecting or relating to the use or occupancy of the Mortgaged Property now or hereafter entered into (such leases, licenses and other agreements are hereinafter collectively referred to as the "Leases") and the right to receive and apply the rents, income, revenues, receipts, accounts, accounts receivable, issues and profits of or derived from or relating to the Mortgaged Property (hereinafter collectively referred to as the "Rents") to the payment of the Debt;

               (h) all proceeds of and any unearned premiums on any insurance policies covering the Mortgaged Property, including, without limitation, the right (subject to the provisions of the Credit Agreement) to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Mortgaged Property; and

               (i) the right to appear in and defend any action, case or proceeding brought with respect to the Mortgaged Property and to commence any action, case or proceeding to protect the interest of Mortgagee in the Mortgaged Property;

               TO HAVE AND TO HOLD the above granted and described Mortgaged Property unto and to the proper use and benefit of Mortgagee, and the successors and assigns of Mortgagee, forever;

               AND Mortgagor covenants and agrees with and represents and warrants to Mortgagee as follows:

               1. PAYMENT OF DEBT. Mortgagor will pay the Debt at the time and in the manner provided for its payment in the Credit Facility Documents.

               2. WARRANTY OF TITLE. Subject only to those exceptions to title specifically set forth in the title policy issued or to be issued by the Title Company to Mortgagee and insuring the lien of this Mortgage, Mortgagor warrants the title to the Premises, the Improvements, the FF&E ***[, the Ground Lease]*** and the balance of the Mortgaged Property. ***[In addition, Mortgagor represents and warrants that (i) the Ground Lease is in full force and effect and has not been modified or amended in any manner whatsoever, (ii) there are no defaults under the Ground Lease and no event has occurred, which but for the passage of time, or notice, or both, would constitute a default under the Ground Lease,
(iii) all rents, additional rents and other sums due and payable under the Ground Lease have been paid in full, and (iv) no action, case or proceeding has commenced and no notice has been given or received for the purpose of terminating the Ground Lease.]***

               3. LEASES AND RENTS. Subject to the terms of this paragraph, Mortgagee waives the right to enter the Mortgaged Property for the purpose of collecting the Rents, and grants Mortgagor the right to collect the Rents. Mortgagor shall collect and hold the Rents, or an amount sufficient to discharge all current sums due on the Debt, in trust for use in payment of the Debt. The right of Mortgagor to collect the Rents may be revoked by Mortgagee upon the occurrence of any Event of Default by giving notice of such revocation to Mortgagor. Following such notice and as long as such Event of Default is continuing (it being understood that the decision whether or not to accept the cure of an Event of Default shall be in the sole and absolute discretion of Mortgagee), Mortgagee may retain and apply the Rents toward payment of the Debt in such order, priority and proportions as Mortgagee, in its discretion, shall deem proper, or to the operation, maintenance and repair of the Mortgaged Property, and irrespective of whether Mortgagee shall have commenced a foreclosure of this Mortgage or shall have applied or arranged for the appointment of a receiver. In addition, Mortgagee shall have the absolute and unconditional right following the occurrence and during the continuance of an Event of Default to notify the tenants under the Leases that all Rents should be paid directly to Mortgagee. In addition to the rights which Mortgagee may have herein, if an Event of Default shall occur and shall be continuing Mortgagee, at its option, may require Mortgagor to pay monthly in advance to Mortgagee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Mortgaged Property as may be in possession of Mortgagor. Upon default in any such payment, Mortgagor will vacate and surrender possession of the Mortgaged Property to Mortgagee, or to such receiver and, in default thereof, Mortgagor may be evicted by summary proceedings or otherwise. Nothing contained in this paragraph shall be construed as imposing on Mortgagee any of the obligations of the landlord under the Leases.

               4. NOTICE. Any notice, request, demand, statement, authorization, approval or consent made hereunder shall be in writing and shall be sent by Federal Express, or other reputable national courier service, or by postage pre-paid registered or certified mail, return receipt requested, and shall be deemed given (i) when received at the following addresses if sent by Federal Express, or other reputable national courier service, and (ii) three (3) business days after being postmarked and addressed as follows if sent by registered or certified mail, return receipt requested:

               If to Mortgagor:

                      c/o Brandywine Realty Trust
                      Newtown Square Corporate Campus
                      16 Campus Boulevard, Suite 150
                      Newtown Square, Pennsylvania 19073
                      Attention:  Gerard H. Sweeney
                                  President and Chief Executive Officer

               With a copy to:

                      Pepper, Hamilton & Scheetz
                      3000 Two Logan Square
                      Eighteenth and Arch Streets
                      Philadelphia, Pennsylvania 19103-2799
                      Attention:  Michael H. Friedman, Esq.

               If to Mortgagee:

                      NationsBank, N.A.
                      Real Estate Banking
                      8300 Greensboro Drive
                      McLean, Virginia 22102-3604
                      Attention:  Gary P.F. Carr
                                  Vice President

               With copies to:

                      Cadwalader, Wickersham & Taft
                      201 South College Street - Suite 1510
                      Charlotte, North Carolina 28244
                      Attention:  James P. Carroll, Esq.

                                    and

                      Battle Fowler LLP
                      Park Avenue Tower
                      75 East 55th Street
                      New York, New York 10022
                      Attention:  Dean A. Stiffle, Esq.

Each party may designate a change of address by notice to the other party, given at least fifteen (15) days before such change of address is to become effective.

               5. SALE OF MORTGAGED PROPERTY. If this Mortgage is foreclosed, the Mortgaged Property, or any interest therein, may, at the discretion of Mortgagee, be sold in one or more parcels or in several interests or portions and in any order or manner.

               6. CHANGES IN LAWS REGARDING TAXATION. In the event of the passage after the date of this Mortgage of any law of the State in which the Premises are located deducting from the value of real property for the purpose of taxation any lien or encumbrance thereon or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for state or local purposes or the manner of the collection of any such taxes, and imposing a tax, either directly or indirectly, on this Mortgage, the Credit Facility Notes or the Debt, Mortgagor shall, if permitted by law, pay any tax imposed as a result of any such law within the statutory period or within thirty (30) days after demand by Mortgagee, whichever is less, provided, however, that if, in the opinion of the attorneys for Mortgagee, Mortgagor is not permitted by law to pay such taxes, Mortgagee shall have the right, at its option, to declare the Debt due and payable on a date specified in a prior notice to Mortgagor of not less than sixty (60) days.

               7. NO CREDITS ON ACCOUNT OF THE DEBT. Mortgagor will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes assessed against the Mortgaged Property or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Mortgaged Property, or any part thereof, by reason of this Mortgage or the Debt.

               8. DOCUMENTARY STAMPS. If at any time the United States of America, any state thereof, or any governmental subdivision of any such state, shall require revenue or other stamps to be affixed to the Credit Facility Notes (or any of them), this Mortgage or any of the other Credit Facility Documents, Mortgagor will, to the extent permitted by law, pay for the same, with interest and penalties thereon, if any.

               ***[9. THE GROUND LEASE. Mortgagor shall (i) pay all rents, additional rents and other sums required to be paid by Mortgagor as ground lessee under and pursuant to the provisions of the Ground Lease, (ii) diligently perform and observe all of the terms, covenants and conditions of the Ground Lease on the part of Mortgagor, as ground lessee thereunder, to be performed and observed, unless such performance or observance shall be waived or not required in writing by the ground lessor under the Ground Lease, to the end that all things shall be done which are necessary to keep unimpaired the rights of Mortgagor, as ground lessee, under the Ground Lease, and (iii) promptly (but in no event later than five (5) business days after notice thereof) notify Mortgagee of the giving of any notice by the ground lessor under the Ground Lease to Mortgagor of any default by Mortgagor in the performance or observance of any of the terms, covenants or conditions of the Ground Lease on the part of Mortgagor, as ground lessee thereunder, to be performed or observed, and deliver to Mortgagee a true copy of each such notice. Mortgagor shall not, without the prior consent of Mortgagee, surrender the leasehold estate created by the Ground Lease or terminate or cancel the Ground Lease or modify, change, supplement, alter or amend the Ground Lease, in any respect, either orally or in writing, and Mortgagor hereby assigns to Mortgagee, as further security for the payment of the Debt and for the performance and observance of the terms, covenants and conditions of this Mortgage, all of the rights, privileges and prerogatives of Mortgagor, as ground lessee under the Ground Lease, to surrender the leasehold estate created by the Ground Lease or to terminate, cancel, modify, change, supplement, alter or amend the Ground Lease, and any such surrender of the leasehold estate created by the Ground Lease or termination, cancellation, modification, change, supplement, alteration or amendment of the Ground Lease without the prior consent of Mortgagee shall be void and of no force and effect. If Mortgagor shall default in the performance or observance of any term, covenant or condition of the Ground Lease on the part of Mortgagor, as ground lessee thereunder, to be performed or observed, then, without limiting the generality of the other provisions of this Mortgage, and without waiving or releasing Mortgagor from any of its obligations hereunder, Mortgagee shall have the right, but shall be under no obligation, to pay any sums and to perform any act or take any action as may be appropriate to cause all of the terms, covenants and conditions of the Ground Lease on the part of Mortgagor, as ground lessee thereunder, to be performed or observed to be promptly performed or observed on behalf of Mortgagor, to the end that the rights of Mortgagor in, to and under the Ground Lease shall be kept unimpaired and free from default, and Mortgagor shall upon demand of Mortgagee reimburse Mortgagee for all sums so paid by Mortgagee and for all expenses (including, reasonable attorneys fees) actually incurred by Mortgagee in taking any such action, together with interest thereon at the Default Rate. If Mortgagee shall make any payment or perform any act or take any action in accordance with the preceding sentence, Mortgagee will notify Mortgagor of the making of any such payment, the performance of any such act, or the taking of any such action. In any such event, Mortgagee its agents and employees shall have, and are hereby granted, the right to enter upon the Mortgaged Property at any time and from time to time for the purpose of taking any such action. If the ground lessor under the Ground Lease shall deliver to Mortgagee a copy of any notice of default sent by said ground lessor to Mortgagor, as ground lessee under the Ground Lease, such notice shall constitute full protection to Mortgagee for any action taken or omitted to be taken by Mortgagee, in good faith, in reliance thereon. Mortgagor shall, from time to time, use commercially reasonable best efforts to obtain from the ground lessor under the Ground Lease such certificates of estoppel with respect to compliance by Mortgagor with the terms of the Ground Lease as may be requested by Mortgagee, to the extent the ground lessor is obligated to provide such certificates of estoppel pursuant to the terms and provisions of the Ground Lease. Mortgagor shall exercise each individual option, if any, to extend or renew the term of the Ground Lease upon demand by Mortgagee made at any time within one (1) year of the last day upon which any such option may be exercised, and Mortgagor hereby expressly authorizes and appoints Mortgagee its attorney-in-fact to exercise, either jointly or individually, any such option in the name of and upon behalf of Mortgagor, which power of attorney shall be irrevocable and shall be deemed to be coupled with an interest.]***

               ***[10. NO MERGER OF FEE AND LEASEHOLD ESTATES. So long as any portion of the Debt shall remain unpaid, unless Mortgagee shall otherwise consent, the fee title to the Premises and the leasehold estate therein created pursuant to the provisions of the Ground Lease shall not merge, but shall always be kept separate and distinct, notwithstanding the union of such estates in Mortgagor or in any other person, by purchase, operation of law or otherwise. If Mortgagee shall acquire the fee title to the Premises and the leasehold estate therein created pursuant to the provisions of the Ground Lease, by foreclosure of this Mortgage or otherwise, such estates shall not merge as a result of such acquisition and shall remain separate and distinct for all purposes after such acquisition unless and until Mortgagee shall elect to merge such estates.]***

               11. EVENTS OF DEFAULT. The Debt shall become due at the option of Mortgagee upon the occurrence of any one or more of the Events of Default.

               12. APPOINTMENT OF RECEIVER. Mortgagee, in any action to foreclose this Mortgage or upon the actual or threatened waste to any part of the Mortgaged Property or upon the occurrence of any Event of Default, shall be at liberty, without notice, to apply for the appointment of a receiver of the Rents, and shall be entitled to the appointment of such receiver as a matter of right, without regard to the value of the Mortgaged Property as security for the Debt, or the solvency or insolvency of any person then liable for the payment of the Debt.

               13. NON-WAIVER. The failure of Mortgagee to insist upon strict performance of any term of this Mortgage shall not be deemed to be a waiver of any term of this Mortgage. Mortgagor shall not be relieved of Mortgagor's obligation to pay the Debt at the time and in the manner provided for its payment in the Credit Facility Documents by reason of (i) failure of Mortgagee to comply with any request of Mortgagor to take any action to foreclose this Mortgage or any other mortgage or deed of trust securing the Debt or any portion thereof or otherwise enforce any of the provisions of this Mortgage or any of the other Credit Facility Documents, (ii) the release, regardless of consideration, of the whole or any part of the Mortgaged Property or any other security for the Debt, or (iii) any agreement or stipulation between Mortgagee and any subsequent owner or owners of the Mortgaged Property or other person extending the time of payment or otherwise modifying or supplementing the terms of the Credit Facility Documents without first having obtained the consent of Mortgagor, and in the latter event, Mortgagor shall continue to be obligated to pay the Debt at the times and in the manner provided in the Credit Facility Documents, as so extended, modified and supplemented, unless expressly released and discharged from such obligation by Mortgagee in writing. Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien, encumbrance, right, title or interest in or to the Mortgaged Property, Mortgagee may release any person at any time liable for the payment of the Debt or any portion thereof or any part of the security held for the Debt and may extend the time of payment of the Debt or otherwise modify the terms of the Credit Facility Documents, including, without limitation, a modification of the interest rate payable on the Principal Balance of the Credit Facility Notes, without in any manner impairing or affecting this Mortgage or the lien thereof or the priority of this Mortgage, as so extended and modified, as security for the Debt over any such subordinate lien, encumbrance, right, title or interest. Mortgagee may resort for the payment of the Debt to any other security held by Mortgagee in such order and manner as Mortgagee, in its discretion, may elect. Mortgagee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Mortgagee thereafter to foreclose this Mortgage. Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every additional right and remedy set forth in the Credit Facility

Documents or now or hereafter afforded by law. The rights of Mortgagee under this Mortgage and the other Credit Facility Documents shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Mortgagee shall be construed as an election to proceed under any one provision of this Mortgage or of the other Credit Facility Documents to the exclusion of any other provision set forth in this Mortgage or the other Credit Facility Documents.

               14. CONSTRUCTION. The terms of this Mortgage shall be construed in accordance with the laws of the State in which the Premises are located.

               15. SECURITY AGREEMENT. This Mortgage constitutes both a real property mortgage and a "security agreement", within the meaning of the Uniform Commercial Code, and the Mortgaged Property includes both real and personal property and all other rights and interest, whether tangible or intangible in nature, of Mortgagor in the Mortgaged Property. Mortgagor by executing and delivering this Mortgage has granted to Mortgagee, as security for the Debt, a security interest in the Mortgaged Property, including, without limitation, FF&E. If an Event of Default shall occur, Mortgagee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the FF&E or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the FF&E. Mortgagor shall pay to Mortgagee on demand any and all expenses (including reasonable attorneys' fees) actually incurred or paid by Mortgagee in protecting its interest in the FF&E and in enforcing its rights hereunder with respect to the FF&E. Any notice of sale, disposition or other intended action by Mortgagee with respect to the FF&E sent to Mortgagor in accordance with the provisions of this Mortgage at least seven (7) business days prior to the date of any such sale, disposition or other action, shall constitute reasonable notice to Mortgagor (except in the case of FF&E which is perishable or is of a type customarily sold on a recognized market, in which case such seven (7) business days' notice shall not be required), and the method of sale or disposition or other intended action set forth or specified in such notice shall conclusively be deemed to be commercially reasonable within the meaning of the Uniform Commercial Code unless objected to in writing by Mortgagor within five (5) days after receipt by Mortgagor of such notice. The proceeds of any sale or disposition of the FF&E, or any part thereof, may be applied by Mortgagee to the payment of the Debt in such order, priority and proportions as Mortgagee in its discretion shall deem proper.

               16. FURTHER ACTS, ETC. Mortgagor will, at the cost of Mortgagor, and without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Mortgagee shall, from time to time, require for the better assuring, conveying, assigning, transferring and confirming unto Mortgagee the property and rights hereby mortgaged or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage and, on demand, will execute and deliver and hereby authorizes Mortgagee to execute in the name of Mortgagor to the extent Mortgagee may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Mortgaged Property.

               17. HEADINGS, ETC. The headings, titles and captions of various paragraphs of this Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

               18. FILING OF MORTGAGE, ETC. Mortgagor forthwith upon the execution and delivery of this Mortgage and thereafter, from time to time, will cause this Mortgage, and any security instrument creating a lien or evidencing the lien hereof upon the Mortgaged Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect, preserve and perfect the lien hereof upon, and the interest of Mortgagee in, the Mortgaged Property. Mortgagor will pay all filing, registration and recording fees, and all expenses incident to the preparation, execution and acknowledgement of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property, and any instrument of further assurance, and all Federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance. Mortgagor shall hold harmless and indemnify Mortgagee, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Mortgage.

               19. RECOVERY OF SUMS REQUIRED TO BE PAID. Mortgagee shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Mortgagor existing at the time such earlier action was commenced.

               20. ACTIONS, CASES AND PROCEEDINGS. Mortgagee shall have the right to appear in and defend any action, case or proceeding brought with respect to the Mortgaged Property and to bring any action, case or proceeding, which Mortgagee, in its discretion, feels should be brought to protect its interest in the Mortgaged Property.

               21. INAPPLICABLE PROVISIONS. If any term, covenant or condition of this Mortgage shall be held to be invalid, illegal or unenforceable in any respect, this Mortgage shall be construed without such provision.

               22. DUPLICATE ORIGINALS. This Mortgage may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

               23. CERTAIN USAGE. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage shall be used interchangeably in singular or plural form. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns and pronouns shall include the plural and vice versa.

               24. WAIVER OF NOTICE. Mortgagor shall not be entitled to any notices of any nature whatsoever from Mortgagee except with respect to matters for which this Mortgage specifically and expressly provides for the giving of notice by Mortgagee to Mortgagor, and Mortgagor (to the full extent it may lawfully do so) hereby expressly waives the right to receive any notice from Mortgagee with respect to any matter for which this Mortgage does not specifically and expressly provide for the giving of notice by Mortgagee to Mortgagor.

               25. NO ORAL CHANGE. This Mortgage may only be modified, amended or changed by an agreement in writing signed by Mortgagor and Mortgagee, and may only be released, discharged or satisfied of record by an agreement in writing signed by Mortgagee. No waiver of any term, covenant or provision of this Mortgage shall be effective unless given in writing by Mortgagee and if so given by Mortgagee shall only be effective in the specific instance in which given.

               26. WAIVER OF STATUTORY RIGHTS. Mortgagor shall not and will not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called "Moratorium Laws", now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, but hereby waives the benefit of such laws to the full extent that Mortgagor may do so under applicable law. Mortgagor for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Mortgaged Property marshalled upon any foreclosure of the lien of this Mortgage and agrees that any court having jurisdiction to foreclose such lien may order the Mortgaged Property sold as an entirety. Mortgagor hereby waives for itself and all who may claim through or under it, and to the full extent Mortgagor may do so under applicable law, any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage or granted under any statute now existing or hereafter enacted.

               27. CREDIT AGREEMENT. This Mortgage is subject to all of the terms, covenants and conditions of the Credit Agreement, which Credit Agreement and all of the terms, covenants and conditions thereof are by this reference incorporated herein with the same force and effect as if fully set forth herein. The proceeds of the Credit Facility secured hereby are to be advanced and readvanced by Mortgagee to Mortgagor in accordance with the provisions of the Credit Agreement. Mortgagor shall observe and perform all of the terms, covenants and conditions of the Credit Agreement on Mortgagor's part to be observed or performed. All advances made and all indebtedness arising and accruing under the Credit Agreement from time to time shall constitute part of the Debt and shall be secured hereby.

               28. REVOLVING CREDIT FACILITY. The Credit Facility is intended to be a revolving credit facility. Mortgagor shall have the right upon compliance with the conditions of the Credit Agreement and the other Credit Facility Documents which pertain to the making of advances under the Credit Facility (including, without limitation, the requirement that all advances be evidenced and secured by the Credit Facility Documents and insured under acceptable title insurance policies) to obtain readvances of amounts from time to time applied (whether on a mandatory or voluntary basis) in reduction of the outstanding Principal Balance of the Credit Facility pursuant to the provisions of the Credit Agreement, or otherwise permitted to be made in accordance with the provisions of the Credit Agreement or the other Credit Facility Documents (including, without limitation, any portion of the outstanding Principal Balance of the Credit Facility which is prepaid in accordance with the provisions of the Credit Facility Notes and the Credit Agreement).

               29. BINDING EFFECT. The terms, covenants and provisions of this Mortgage shall be binding on and shall inure to the benefit of Mortgagor, Mortgagee, and their respective successors and assigns.

               30. EXCULPATION. No recourse shall be had for any obligation of BRT under this Mortgage or any of the other Credit Facility Documents or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, shareholder, officer or employee of BRT, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by each other party to this Mortgage and the other Credit Facility Documents.

               IN WITNESS WHEREOF, Mortgagor has duly executed and delivered this Mortgage as of the day and year first above written.


                                  BRANDYWINE OPERATING PARTNERSHIP, L.P., a
                                  Delaware limited partnership

                                  By:    Brandywine Realty Trust, a Maryland
                                         real estate investment trust

                                         By:_________________________________
                                            Name:   Gerard H. Sweeney
                                            Title:  President and Chief
                                                    Executive Officer

                                    EXHIBIT A

                                  (Definitions)

BOP: The term "BOP" as used in this Mortgage shall mean Brandywine Operating Partnership, L.P., a Delaware limited partnership.

BRT: The term "BRT" as used in this Mortgage shall mean Brandywine Realty Trust, a Maryland real estate investment trust.

BRT/BOP Limited Partnerships: The term "BRT/BOP Limited Partnerships" as used in this Mortgage shall collectively mean LC/N HORSHAM LIMITED PARTNERSHIP, a Pennsylvania limited partnership; LC/N KEITH VALLEY LIMITED PARTNERSHIP I, a Pennsylvania limited partnership; NICHOLS LANSDALE LIMITED PARTNERSHIP III, a Pennsylvania limited partnership; NEWTECH III LIMITED PARTNERSHIP, a Pennsylvania limited partnership; NEWTECH IV LIMITED PARTNERSHIP, a Pennsylvania limited partnership; C/N OAKLANDS LIMITED PARTNERSHIP I, a Pennsylvania limited partnership; FIFTEEN HORSHAM, L.P., a Pennsylvania limited partnership; C/N LEEDOM LIMITED PARTNERSHIP II, a Pennsylvania limited partnership; C/N IRON RUN LIMITED PARTNERSHIP III, a Pennsylvania limited partnership.

Co-Lenders: The term "Co-Lenders" as used in this Mortgage shall mean, collectively, Smith Barney, NB and all other parties from time to time to whom direct interests in the Credit Facility are sold, transferred and assigned, and who are as a result thereof designated as Co-Lenders, under and pursuant to the provisions of the Credit Agreement and the Co-Lenders Agreement.

Co-Lenders Agreement: The term "Co-Lenders Agreement" as used in this Mortgage shall mean that certain Co-Lender and Servicing Agreement dated as of the date hereof between Smith Barney and NB, in its individual capacity and in its capacity as administrative and documentation agent for the Credit Facility, as the same may be amended from time to time.

Credit Agreement: The term "Credit Agreement" as used in this Mortgage shall mean that certain Revolving Credit Agreement dated as of November 25, 1996 among Smith Barney, NationsBank, N.A., in its individual capacity, BOP, BRT, and the BRT/BOP Limited Partnership, and NB, acting in its capacity as administrative and documentation agent for the Credit Facility, as the same may be amended from time to time, and pursuant to the provisions of which the Credit Facility is being extended by Co-Lenders to Mortgagor.

Credit Facility: The term "Credit Facility" as used in this Mortgage shall have the meaning given to such term in paragraph C of the Preliminary Statement of this Mortgage.

Credit Facility Documents: The term "Credit Facility Documents" as used in this Mortgage shall have the meaning given to such term in the Credit Agreement.

Credit Facility Notes: The term "Credit Facility Notes" as used in this Mortgage shall have the meaning given to such term in the Credit Agreement.

Debt: The term "Debt" as used in this Mortgage shall have the meaning given to such term in paragraph E of the Preliminary Statement of this Mortgage.

Default Rate: The term "Default Rate" as used in this Mortgage shall have the meaning given to such term in the Credit Agreement.

Events of Default: The term "Events of Default" as used in this Mortgage shall have the meaning given to such term in the Credit Agreement.

FF&E: The term "FF&E" as used in this Mortgage shall mean, collectively, all goods (as such term is defined in the Uniform Commercial Code), now owned or hereafter acquired by Mortgagor, located at or used in connection with the Improvements and the operation of the Improvements, including, without limitation, (i) all furniture and furnishings and all other items of personal property (including inventory now owned or hereafter acquired by Mortgagor) now and hereafter located on, or used in connection with the operation of the Improvements, together with all replacements, modifications, alterations and additions thereto; and (ii) all equipment, fixtures, machinery and other items of property required or incidental to the use of the Improvements, including all components thereof, now and hereafter permanently affixed to or incorporated into the Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste, disposal, air-cooling and air conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, together with all replacements, modifications, alterations and additions thereto.

***[Ground Lease: The term "Ground Lease" as used in this Mortgage shall mean ______________.]***

Improvements: The term "Improvements" as used in this Mortgage shall have the meaning given to such term in the granting clause of this Mortgage.

Leases: The terms "Leases" as used in this Mortgage shall have the meaning given to such term in the granting clause of this Mortgage.

Principal Balance: The term "Principal Balance" as used in this Mortgage shall have the meaning given to such term in the Credit Agreement.

Mortgaged Property: The term "Mortgaged Property" as used in this Mortgage shall have the meaning given to such term in the granting clause of this Mortgage.

Mortgagee: The term "Mortgagee" as used in this Mortgage shall have the meaning given to such term in the preamble to this Mortgage.

Mortgagor: The term "Mortgagor" as used in this Mortgage shall have the meaning given to such term in the preamble to this Mortgage.

NB: The term "NB" as used in this Mortgage shall mean NationsBank, N.A., a national banking association.

Premises: The term "Premises" as used in this Mortgage shall have the meaning given to such term in paragraph B of the Preliminary Statement of this Mortgage.

Rents: The term "Rents" as used in this Mortgage shall have the meaning given to such term in the granting clause of this Mortgage.

Smith Barney: The term "Smith Barney" as used in this Mortgage shall mean Smith Barney Mortgage Capital Group, Inc., a Delaware corporation.

Taxes: The term "Taxes" as used in this Mortgage shall have the meaning given to such term in the Credit Agreement.

Title Company: The term "Title Company" as used in this Mortgage shall have the meaning given to such term in the Credit Agreement.

Uniform Commercial Code: The term "Uniform Commercial Code" as used in this Mortgage shall mean the Uniform Commercial Code of the State in which the Premises are located.

                                    Exhibit I










                     BRANDYWINE OPERATING PARTNERSHIP, L.P.,
                   a Delaware limited partnership, as Assignor

                                       and

             NATIONSBANK, N.A., not individually, but acting in its
         capacity as collateral agent for the equal and ratable benefit of the co-lenders described herein, as Assignee






                         -------------------------------

                         ASSIGNMENT OF LEASES AND RENTS

                         -------------------------------



                        Dated: November 25, 1996

                        Location:   __________________
                                    __________________
                                    __________________

                        RECORD AND RETURN TO:


                                Battle Fowler LLP
                                Park Avenue Tower
                                75 East 55th Street
                                New York, New York 10022

                                Attention:  Dean A. Stiffle, Esq.









                                                     MASTER ASSIGNMENT OF LEASES

                         ASSIGNMENT OF LEASES AND RENTS


                        This Assignment of Leases and Rents entered into as of
            the 25th day of November, 1996, by BRANDYWINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership having an office at c/o Brandywine Realty Trust, Newtown Square Corporate Campus, 16 Campus Boulevard, Suite 150, Newtown Square, Pennsylvania (hereinafter referred to as "Assignor"); and NATIONSBANK, N.A., a national banking association having an office at 8300 Greensboro Drive, McLean, Virginia, not individually, but acting in its capacity as administrative and documentation agent for the equal and ratable benefit of Co-Lenders pursuant to and in accordance with the terms and provisions of the Credit Agreement (NationsBank, N.A. acting in such capacity as administrative and documentation agent being hereinafter referred to as "Assignee").

                              PRELIMINARY STATEMENT

            A. All capitalized terms as used in this Assignment shall, unless otherwise defined in this Assignment, have the meanings given to such terms in EXHIBIT A attached hereto.

            ***[B. Assignor is the owner of a fee estate in the premises described in EXHIBIT B attached hereto (hereinafter referred to as the "Premises");]***

            ***[B. Assignor is the owner of a leasehold estate in the premises described in EXHIBIT B attached hereto (the "Premises") under and pursuant to the provisions of the ground lease described in EXHIBIT B-1 attached hereto (hereinafter referred to as the "Ground Lease");]***

            C. Co-Lenders have on the terms, covenants and provisions set forth in the Credit Agreement extended to Borrowers a revolving credit facility in the principal sum of up to, but not in excess of, $80,000,000 (hereinafter referred to as the "Credit Facility"), which Credit Facility is evidenced by, and payable together with interest thereon in accordance with the provisions of, the Credit Facility Notes.

            ***[D. Co-Lenders were willing to extend the Credit Facility to Assignor only if Assignor assigned to Assignee, for the equal and ratable benefit of Co-Lenders, in the manner hereinafter provided, as additional security for the payment of the Debt and the observance and performance by Borrowers of all of the terms, covenants and provisions of the Credit Facility Documents on Borrowers' part to be observed and performed, all right, title and interest of Assignor now owned, or hereafter acquired, in and to (i) all leases, licenses and other agreements *[(other than the Ground Lease)]* (hereinafter collectively referred to as the "Leases") now as hereafter entered into and affecting or relating to the use or occupancy of the Premises or of the improvements now or hereafter erected thereon (the "Improvements"), and (ii) the rents, income, revenues, receipts, accounts, accounts receivable, issues and profits of or derived from or relating to the Premises or the Improvements or any portion thereof (hereinafter collectively referred to as the "Rents").]***

            ***[D. Co-Lenders have approved the inclusion of the Premises as part of the collateral pool for the Credit Facility in accordance with the provisions of the Credit Agreement, and in connection therewith, and as consideration therefor, Assignor has agreed to assign to Assignee, for the equal and ratable benefit of Co-Lenders, in the manner hereinafter provided, as additional security for the payment of the Debt and the observance and performance by Borrowers of all of the terms, covenants and provisions of the Credit Facility Documents on Borrowers' part to be observed and performed, all right, title and interest of Assignor now owned, or hereafter acquired, in and to (i) all leases, licenses and other agreements *[(other than the Ground Lease)]* (hereinafter collectively referred to as the "Leases") now or hereafter entered into and affecting or relating to the use or occupancy of the Premises or of the improvements now or hereafter erected thereon (the "Improvements"), and (ii) the rents, income, revenues, receipts, accounts, accounts receivable, issues and profits of or derived from or relating to the Premises or the Improvements or any portion thereof (hereinafter collectively referred to as the "Rents").]***

            E. NOW, THEREFORE, in consideration of the extension of the Credit Facility and other good and valuable consideration, the receipt of which is hereby acknowledged, Assignor hereby assigns to Assignee, as additional security for the payment of the Debt and the observance and performance by Borrowers of all of the terms, covenants and provisions of the Credit Facility Documents on Borrowers' part to be observed or performed, all of Assignor's right, title and interest now owned, or hereafter acquired, in and to the Leases and the Rents, and Assignor hereby represents and warrants to and covenants and agrees with Assignee as follows:

            1. Except as expressly set forth to the contrary in the certified rent roll for the Property being delivered by Assignor to Assignee in connection with the execution and delivery of this Assignment, Assignor represents and warrants that as of the date hereof (i) Assignor is the owner and holder of the landlord's interest under the Leases, (ii) there are no prior or subordinate assignments of the Leases or of any portion of the Rents due and payable or to become due and payable thereunder which are presently outstanding, (iii) all of the Leases are in full force and effect and the respective terms thereof have commenced pursuant to the provisions thereof, (iv) the premises demised under each of the Leases have been completed and the tenants under the Leases have taken possession of the premises demised thereunder on a rent-paying basis, (v) neither Assignor nor any tenant under the Leases is in default under any of the terms, covenants or provisions of the Leases and Assignor knows of no event which, but for the passage of time or the giving of notice or both, would constitute an event of default under any of the Leases, (vi) neither Assignor nor any tenant under the Leases has commenced any action or given or served any notice for the purpose of terminating any of the Leases, (vii) all Rents due and payable under the Leases have been paid in full and no such Rents have been paid more than one (l) month in advance of the due dates thereof, and (viii) there are no offsets or defenses to the payment of any portion of the Rents.

            2. Assignor shall, at its sole cost and expense, (i) fulfill and perform, or cause to be fulfilled and performed, each and every term, covenant and provision of the Leases on the part of the Assignor thereunder to be observed and performed, (ii) promptly send copies of all notices of default which Assignor shall send or receive under the Leases to Assignee, (iii) enforce the observance and performance of the terms and provisions of the Leases by the tenants thereunder, (iv) enforce the observance and performance of each and every term, covenant and provision of the Leases on the part of the tenants thereunder to be observed and performed and (v) appear in and defend any action or proceeding arising under or in any manner connected with the Leases or with the obligations and undertakings of the landlord or the tenants thereunder.

            3. Assignor shall not, without the prior consent of Co-Lenders, (i) further transfer, sell, assign, pledge, encumber or grant a security interest in all or any portion of the Rents or the Leases, (ii) accept prepayments of installments of the Rents for a period of more than one (1) month in advance, (iii) make or suffer to be made any Lease, including any renewal of an existing Lease (other than renewals at rents and/on other terms expressly reserved in such Lease) other than in accordance and in a manner consistent with the provisions of the Credit Agreement, (iv) consent to or permit the assignment or subletting of any leasehold estate created under any Lease (other than in accordance with the express provisions of such Lease), (v) terminate, modify or amend, or consent to the termination, modification or amendment of, any Lease or any term thereof other than in accordance and in a manner consistent with the provisions of the Credit Agreement, (vi) commence or continue proceedings to evict, remove or dispossess the tenant under any Lease, provided, however, that Assignor may commence and continue such a proceeding without obtaining the prior consent of Assignor if the Lease in question does not cover in excess of 20,000 square feet of space in the Improvements and the commencement of such proceeding is otherwise consistent with customary business practices for the operation of improvements which are comparable to the Improvements, or (vii) waive, cancel, release, modify, excuse, condone, set-off, compromise or in any manner release or discharge the tenant under any Lease other than in a manner which is consistent with customary business practices for the operation of improvements comparable to the Improvements.

            4. This Assignment shall not be deemed or construed to obligate Assignee or any Co-Lender to take any action or incur any expense or perform or discharge any obligation, duty or liability under the Leases, and Assignor hereby agrees to indemnify and hold Assignee and Co-Lenders harmless from and against all liability, loss or damage, including, but not limited to, reasonable attorneys' fees, which Assignee or any Co-Lender may or might incur under the Leases or under or by reason of this Assignment and from and against any and all claims whatsoever which may be asserted against Assignee or any Co-Lender by reason of any alleged obligation or undertaking on the part of Assignee or any Co-Lender to perform or discharge any of the terms, covenants or provisions contained in the Leases.

            5. This Assignment has been made as additional security for the payment of the Debt and the observance and performance by Borrowers of the terms, covenants and provisions of the Credit Facility Documents on Borrowers' part to be observed and performed. Subject to the provisions of this Assignment hereinafter set forth, Assignee waives the right to enter the Premises for the purpose of collecting the Rents, and grants Assignor the right to collect the Rents. Assignor shall collect and hold the Rents, or an amount sufficient to discharge all current sums due on the Debt, in trust for use in the payment of the Debt. The right of Assignor to collect the Rents may be revoked by Assignee upon the occurrence of any Event of Default, by giving notice of such revocation to Assignor. Following such notice and as long as such Event of Default is continuing (it being understood that the decision whether or not to accept the cure of an Event of Default shall be in the sole and absolute discretion of Assignee), Assignee may retain and apply the Rents toward payment of the Debt in such order, priority and proportions as Assignee in its discretion, shall deem proper, or to the operation, maintenance and repair of the Property, and irrespective of whether Assignee shall have declared the Debt to be immediately due and payable, or shall have commenced a foreclosure of the Mortgage or shall have applied or arranged for the appointment of a receiver. In addition, Assignee shall have the absolute and unconditional right following the occurrence and during the continuance of an Event of Default, to notify the tenants under the Leases that all Rents should be paid directly to Assignee. Upon the occurrence and during the continuance of an Event of Default, the tenants under the Leases shall, upon notice from Assignee of the occurrence of such Event of Default, thereafter pay to Assignee or to any appointed receiver the Rents due or to become due under the Leases without any obligation to determine whether or not such Event of Default does in fact exist, and Assignor shall facilitate in all reasonable ways the collection of the Rents by Assignee, and without implying the necessity therefor will, upon demand of Assignee, execute written notices to the tenants under the Leases directing the tenants under the Leases to pay the Rents to Assignee, which Rents may, during the continuance of such Event of Default, be retained and applied by Assignee toward the payment of the Debt in such order, priority and proportions as Assignee in its discretion, shall deem proper, or to the operation, maintenance and repair of the Property.

            6. Upon the occurrence of an Event of Default and for so long as such Event of Default continues Assignee shall have the right, at its option, to enter upon and take over and assume the management, operation and maintenance of the Property and to perform all necessary and proper acts and to expend such sums out of the income of the Property as may be necessary in connection therewith, in the same manner and to the same extent as Assignor theretofore might do, including the right to effect new Leases, cancel or surrender the Leases, alter, modify or amend the provisions thereof, or make concessions to the tenants thereunder and Assignor hereby releases and waives all claims against Assignee arising out of such management, operation and maintenance. Assignor shall, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including any filings of financing or continuation statements under the Uniform Commercial Code) that from time to time may be necessary or desirable, or that Assignee may reasonable request, in order to create, preserve, perfect, confirm or validate the assignment of the Leases and Rents made pursuant to the provisions of this Assignment or to enable Assignee to obtain the full benefits of this Assignment, or to enable Assignee to exercise and enforce any of its rights, powers and remedies hereunder. To the extent permitted by applicable law, Assignor hereby authorizes Assignee, and appoints Assignee as its true and lawful attorney (with full power of substitution, in the name of Assignor), to execute and file financing statements or continuation statements without Assignor's signature appearing thereon.

            7. Nothing contained in this Assignment, and no entry by Assignee upon the Property as hereinabove provided, shall be construed as to constitute Assignee as a mortgagee in possession.

            8. Nothing contained in this Assignment is intended or shall be construed to prevent Assignee in the exercise of its discretion from foreclosing the Mortgage or otherwise enforcing the provisions thereof or of any of the other Credit Facility Documents, in whole or in part, in accordance with their terms.

            9. No alteration, extension, renewal, change, modification, release, amendment, compromise or cancellation, in whole or in part, of any term, covenant or provision of any of the other Credit Facility Documents shall affect this Assignment in any manner or diminish or release any of the rights of Assignee hereunder.

            10. Assignor hereby waives any and all legal requirements that Assignee institute any action or proceeding in law or in equity against any other party, or exhaust its remedies under any of the other Credit Facility Documents as a condition precedent to exercising its rights and remedies under this Assignment. All remedies afforded to Assignee by reason of this Assignment are separate and cumulative remedies and it is agreed that no one of such remedies whether exercised by Assignee or not, shall be deemed to be in exclusion of any of the other remedies available to Assignee and shall not in any manner limit or prejudice any other legal or equitable remedies which Assignee may have, including, but not limited to, all rights and remedies of Assignee under any of the other Credit Facility Documents.

            11. It is the intention of the parties hereto that any and all other Leases affecting the Property or any portion thereof presently in effect or hereafter entered into by Assignor or in which Assignor shall otherwise have an interest shall be covered by the provisions of this Assignment and all such Leases and all of Assignor's right, title and interest in all such Leases, and the rents, additional rents, charges, issues, profits and other sums payable thereunder, are hereby assigned to Assignee until the end of the respective terms thereof and any renewals or extensions thereof, subject to all of the terms, covenants and provisions of this Assignment. Assignor shall deliver a true and correct copy of each such Lease to Assignee promptly after the execution and delivery of the same. Assignor shall, upon the request of Assignee, execute and deliver in recordable form all instruments which Assignee may reasonably request to further evidence and confirm such assignment of each such Lease.

            12. This Assignment shall be binding upon Assignor, and its successors and assigns and shall inure to the benefit of Assignee, and its successors and assigns.

            13. This Assignment may only be modified, altered, amended, or terminated by an agreement in writing executed by the parties hereto.

            14. Any notice, request, demand, statement or consent made hereunder or in connection herewith shall be in writing and shall be sent in the manner specified in the Credit Agreement.

            15. If any term, covenant or condition of this Assignment shall be held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

            16. This Assignment shall be governed by and construed under the laws of the State in which the Property is located.

            18. No recourse shall be had for any obligation of BRT under this Assignment or any of the other Credit Facility Documents or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, shareholder, officer or employee of BRT, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by each other party to this Assignment and the other Credit Facility Documents.

            IN WITNESS WHEREOF, Assignor has duly executed this Assignment as of the day and year first above written.


                                    BRANDYWINE OPERATING PARTNERSHIP, L.P., a
                                    Delaware limited partnership

                                    By:   Brandywine Realty Trust, a Maryland
                                          real estate investment trust

                                          By:___________________________
                                             Name:   Gerard H. Sweeney
                                             Title:  President and Chief
                                                     Executive Officer

                                    EXHIBIT A
                                  (Definitions)


Assignee: The term "Assignee" as used in this Assignment shall have the meaning given to such term in the preamble to this Agreement.


Assignor: The term "Assignor" as used in this Assignment shall have the meaning given to such term in the preamble to this Agreement.


Approved Leasing Parameters: The term "Approved Leasing Parameters" as used in this Assignment shall have the meaning given to such term in the Credit Agreement.


BOP: The term "BOP" as used in this Agreement shall mean Brandywine Operating Partnership, L.P., a Delaware limited partnership.


Borrowers: The term "Borrowers" as used in this Assignment shall collectively mean BRT, BOP and the BRT/BOP Limited Partnerships.

BRT: The term "BRT" as used in this Assignment shall mean Brandywine Realty Trust, a Maryland real estate investment trust.

BRT/BOP Limited Partnerships: The term "BRT/BOP Limited Partnerships" as used in this Assignment shall mean LC/N HORSHAM LIMITED PARTNERSHIP, a Pennsylvania limited partnership; LC/N KEITH VALLEY LIMITED PARTNERSHIP I, a Pennsylvania limited partnership; NICHOLS LANSDALE LIMITED PARTNERSHIP III, a Pennsylvania limited partnership; NEWTECH III LIMITED PARTNERSHIP, a Pennsylvania limited partnership; NEWTECH IV LIMITED PARTNERSHIP, a Pennsylvania limited partnership; C/N OAKLANDS LIMITED PARTNERSHIP I, a Pennsylvania limited partnership; FIFTEEN HORSHAM, L.P., a Pennsylvania limited partnership; C/N LEEDOM LIMITED PARTNERSHIP II, a Pennsylvania limited partnership; C/N IRON RUN LIMITED PARTNERSHIP III, a Pennsylvania limited partnership.

Co-Lenders: The term "Co-Lenders" as used in this Assignment shall collectively mean, Smith Barney Mortgage Capital Group, Inc., and NationsBank, N.A., acting in its individual capacity, and all other parties from time to time to whom direct interests in the Credit Facility are sold, transferred and assigned, and who are as a result thereof are designated as Co-Lenders under and pursuant to the provisions of the Credit Agreement and the Co-Lenders Agreement

Co-Lenders Agreement: The term "Co-Lenders Agreement" as used in this Assignment shall mean that certain Co-Lender and Servicing Agreement dated as of November 25, 1996 among Smith Barney Mortgage Capital Group, Inc., NationsBank, N.A., acting in its individual capacity, and NationsBank, N.A., acting in its capacity as administrative and documentation agent for the equal and ratable benefit of Co-Lenders in accordance with the provisions of the Credit Agreement, as the same may be further amended from time to time.

Credit Agreement: The term "Credit Agreement" as used in this Assignment shall mean that certain Revolving Credit Agreement dated as of November 25, 1996 among Smith Barney Mortgage Capital Group, Inc., NationsBank, N.A., acting in its individual capacity, Borrowers and NationsBank, N.A., acting in its capacity as administrative and documentation agent for the equal and ratable benefit of Co-Lenders, as the same may be amended from time to time, and pursuant to the provisions of which the Credit Facility is being extended by Co-Lenders to Borrowers.

Credit Facility: The term "Credit Facility" as used in this Assignment shall have the meaning given to such term in paragraph C of the Preliminary Statement of this Assignment.

Credit Facility Note: The term "Credit Facility Note" as used in this Assignment shall have the meaning given to such term in the Credit Agreement.

Credit Facility Documents: The term "Credit Facility Documents" as used in this Assignment shall have the meaning given to such term in the Credit Agreement.

Debt: The term "Debt" as used in this Assignment shall have the meaning given to such term in the Credit Agreement.

Event of Default: The term "Event of Default" as used in this Assignment shall have the meaning given to such term in the Credit Agreement.

***[Ground Lease. The term "Ground Lease" as used in this Assignment shall mean _______________________________.]***

Improvements: The term "Improvements" as used in this Assignment shall have the meaning given to such term in paragraph D of the Preliminary Statement of this Assignment.

Leases: The term "Leases" as used in this Assignment shall have the meaning given to such term in paragraph D of the Preliminary Statement of this Assignment.

Mortgage: The term "Mortgage" as used in this Assignment shall mean ***[that certain Mortgage dated as of the date hereof given by Assignor to Assignee OR ALTERNATIVELY that certain Deed of Trust dated as of the date hereof given by Assignor to _________, as trustee, for this use and benefit of Assignee]***, as security for the payment of the Debt and the observance and performance by Borrowers of the terms, covenants and provisions of the Credit Facility Document on Borrowers' part to be observed and performed, and encumbering Assignor's right, title and interest in and to the Property and intended to be duly recorded in the office of the _______ of ______ County, __________.

Property: The term "Property" as used in this Assignment shall collectively mean the Premises and the Improvements.

Premises: The term "Premises" as used in this Assignment shall have the meaning given to such term in paragraph B of the Preliminary Statement of this Assignment.

Rents: The term "Rents" as used in this Assignment shall have the meaning given to such term in paragraph D of the Preliminary Statement of this Assignment.

                                    EXHIBIT J

                               GUARANTY OF PAYMENT


                  This Guaranty entered into as of the 25th day of November, 1996, among WITMER OPERATING PARTNERSHIP, L.P. ("WOP"), a Delaware general partnership; BRANDYWINE REALTY PARTNERS, a Pennsylvania general partnership ("BRP"); BRANDYWINE REALTY SERVICES CORPORATION ("BRSC"), a Pennsylvania corporation (WOP, BRP and BRSC are hereinafter collectively referred to as "Guarantors"); and NATIONSBANK, N.A., a national banking association having an office at 8300 Greensboro Drive, McLean, Virginia, in its capacity as administrative and documentation agent for the equal and ratable benefit of Co-Lenders pursuant to and in accordance with the terms and provisions of the Credit Agreement (NationsBank, N.A., acting in such capacity as administrative and documentation agent being hereinafter referred to as "Agent").

                              PRELIMINARY STATEMENT

            A. All capitalized terms as used in this Guaranty shall, unless otherwise defined in this Guaranty, have the meanings given to such terms in Exhibit A attached hereto.

            B. The Initial Co-Lenders have agreed on the terms, covenants and provisions of the Credit Agreement to extend to Borrowers a revolving credit facility in the principal sum of up to, but not in excess of, $80,000,000 (the "Credit Facility"), which Credit Facility shall be evidenced by the Credit Facility Notes and secured inter alia by the Mortgages.

            C. The Initial Co-Lenders were willing to extend the Credit Facility to Borrowers only if Guarantors execute and deliver this Guaranty and guarantee payment in full of the Debt to Agent, for the equal and ratable benefit of Co-Lenders.

            NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, and to induce Initial Co-Lenders to extend the Credit Facility, Guarantors hereby represent and warrant to and covenant and agree with Agent, for the equal and ratable benefit of Co-Lenders, as follows:

            1. Guarantors hereby guarantee, absolutely and unconditionally, to Agent, for the equal and ratable benefit of Co-Lenders, the payment in full of the Debt.

            2. Guarantors agree that, with or without notice or demand, Guarantors will reimburse Agent, to the extent that such reimbursement is not made by Borrowers, for all costs and expenses (including, without limitation, reasonable attorney's fees) incurred by Agent or any Co-Lender in connection with the collection of the Debt or any portion thereof or in any action, case or proceeding brought by Agent to enforce the obligations of Guarantors under this Guaranty.

            3. All moneys available to Agent for application in payment or reduction of the Debt may be applied by Agent in such manner and in such amounts and at such time or times and in such order, priority and proportions as Agent may see fit to the payment or reduction of such portion of the Debt as Agent may elect.

            4. Guarantors hereby consent that from time to time, before or after any default by Borrowers, with or without further notice to or assent from Guarantors, any security at any time held by or available to Agent or any Co-Lender for any obligation of Borrowers, or any security at any time held by or available to Agent or any Co-Lender for any obligation of any other person or party secondarily or otherwise liable for all or any portion of the Debt, may be exchanged, surrendered or released and any obligation of Borrowers, or of any such other person or party, may be changed, altered, renewed, extended, continued, surrendered, compromised, waived or released in whole or in part, or any default with respect thereto waived, and Agent or any Co-Lender may fail to set off and may release, in whole or in part, any balance of any deposit account or credit on its books in favor of Borrowers, or of any such other person or party, and may extend further credit in any manner whatsoever to Borrowers, and generally deal with Borrowers or any such security or other person or party as Agent or such Co-Lender may see fit; and Guarantors shall remain bound under this Guaranty notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver, inaction, extension of further credit or other dealing.

            5. Guarantors hereby waive (a) notice of acceptance of this Guaranty and of the extension of the Credit Facility and of the making of any advance thereof pursuant to the Credit Facility Documents; (b) presentment and demand for payment of the Debt or any portion thereof; (c) protest and notice of dishonor or default to Guarantors or to any other person or party with respect to the Debt or any portion thereof; (d) all other notices to which Guarantors might otherwise be entitled except as otherwise specifically provided to the contrary herein; and (e) any demand for payment under this Guaranty.

            6. This Guaranty is a guaranty of payment and not of collection and Guarantors further waive any right to require that any action, case or proceeding be brought against Borrowers or any other person or party or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Agent or any Co-Lender in favor of Borrowers or any other person or party.

            7. Each reference herein to Agent or Co-Lenders shall be deemed to include their respective successors and assigns, in whose favor the provisions of this Guaranty shall also inure. Each reference herein to Guarantors shall be deemed to include the successors and assigns of Guarantors, all of whom shall be bound by the provisions of this Guaranty, provided, however, that Guarantors shall in no event or under any circumstance have the right without obtaining the prior written consent of Agent to assign or transfer their respective obligations and liabilities under this Guaranty, in whole or in part, to any other person, party or entity.

            8. The term "Guarantors" as used herein shall mean the "Guarantors and each of them" and each undertaking herein contained shall be their joint and several undertaking, provided, however, that in the next succeeding paragraph hereof the term "Guarantors" shall mean the "Guarantors or any of them".

            9. No delay on the part of Agent in exercising any right or remedy under this Guaranty or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy. No notice to or demand on Guarantors shall be deemed to be a waiver of the obligation of Guarantors or of the right of Agent to take further action without notice or demand as provided in this Guaranty.

            10. This Guaranty may only be modified, amended, changed or terminated by an agreement in writing signed by Agent and Guarantors. No waiver of any term, covenant or provision of this Guaranty shall be effective unless given in writing by Agent and if so given by Agent shall only be effective in the specific instance in which given.

            11. Guarantors acknowledge that this Guaranty and Guarantors' obligations under this Guaranty are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of (a) any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense (other than a defense of payment) to this Guaranty and the obligations of Guarantors under this Guaranty or the obligations of Borrowers or any other person or party relating to this Guaranty or the obligations of Guarantors hereunder or otherwise with respect to the Credit Facility, including, but not limited to, the realization by Agent or any Co-Lender upon any collateral given, pledged or assigned as security for all or any portion of the Debt, or the filing of a petition or the commencement of a case with respect to any Borrower or any Guarantor under Title 11 of the United States Code, as now constituted or hereafter amended (the "Bankruptcy Code"), or under any other applicable Federal or state bankruptcy, insolvency or similar law, or the obtaining by Agent or any Co-Lender of title to any collateral given, pledged or assigned as security for the Debt, by foreclosure or enforcement of Agent's or any Co-Lender's lien thereon, acceptance of an assignment or deed in lieu of foreclosure or sale, or otherwise, or (b) any modification, impairment, abatement, reduction, release, limitation, restructure, reinstatement or cure, in whole or part, of interest, principal or other sum payable by Borrowers under the Credit Agreement, the Credit Facility Notes, the Mortgages or the other Credit Facility Documents or of any other obligation of Borrowers under the Credit Facility Documents pursuant to an order by a bankruptcy court or other court of competent jurisdiction in any action, case or proceeding brought under the Bankruptcy Code or under any other applicable Federal or state bankruptcy, insolvency or similar law, it being expressly acknowledged and agreed by Guarantors that if any such modification, impairment, abatement, reduction, release, limitation, restructure, reinstatement or cure, in whole or part, is so ordered in any such action, case or proceeding, Guarantors' obligations under this Guaranty will nevertheless continue to be determined as if such order had not been issued (i.e., as if Borrowers was still obligated to pay interest, principal and other sums and to otherwise perform and observe its other obligations strictly in accordance with the terms, covenants and provisions of the Credit Agreement, the Credit Facility Notes, the Mortgages and the other Credit Facility Documents as in existence prior to the issuance of any such order). Guarantors absolutely, unconditionally and irrevocably waive any and all right to assert any defense, setoff, counterclaim or crossclaim of any nature whatsoever with respect to this Guaranty or the obligations of Guarantors under this Guaranty or the obligations of Borrowers or any other person or party relating to this Guaranty or the obligations of Guarantors hereunder or otherwise with respect to the Credit Facility in any action, case or proceeding brought by Agent or Co-Lenders to collect the Debt, or any portion thereof, or to enforce the obligations of Guarantors under this Guaranty (provided, however, that the foregoing provisions of this sentence shall not be deemed a waiver of the right of the Guarantors to assert any compulsory counterclaim in any such action, case or proceeding brought by Agent or Co-Lenders in any state court if such counterclaim is compelled under local law or rule or procedure, or in any such action, case or proceeding brought by Agent or Co-Lenders in a court of the United States, nor shall the foregoing provisions of this sentence be deemed a waiver of the right of the Guarantors to assert any claim which would otherwise constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Agent or Co-Lenders in any separate action, case or proceeding brought by the Guarantors against Agent or Co-Lenders). Guarantors acknowledge that no oral or other agreements, understandings, representations or warranties exist with respect to this Guaranty or with respect to the obligations of Guarantors under this Guaranty, except those specifically set forth in this Guaranty, and that this Guaranty sets forth the entire agreement and understanding of Agent, Co-Lenders and Guarantors.

            12. GUARANTORS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, AND AGENT AND CO-LENDERS BY THEIR ACCEPTANCE OF THIS GUARANTY IRREVOCABLY AND UNCONDITIONALLY WAIVE, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CASE,

PROCEEDING, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS GUARANTY.

            13. Notwithstanding any payments made by Guarantors pursuant to the provisions of this Guaranty, Guarantors shall not seek to enforce or collect upon any rights which Guarantors now have or may acquire against Borrowers either by way of subrogation, indemnity, reimbursement or contribution for any amount paid under this Guaranty, nor shall Guarantors file, assert or receive payment on any claim, whether now existing or hereafter arising, against Borrowers subsequent to the commencement of a case by or against Borrowers under the Bankruptcy Code or under any other applicable Federal or state bankruptcy, insolvency or similar law, in each case unless and until the Debt has been paid in full and provided that no such action by Guarantors could, in the reasonable opinion of Agent and its counsel, result in the "preference" period (as set forth in Section 547(b)(4) of the Bankruptcy Code or any successor provision) with respect to any payment or other transfer of assets to Agent or to any Co-Lender from or on behalf of Borrowers being held to be longer than such period would have been held to be if Guarantors had not taken such action. In the event an action, case or proceeding is filed or commenced under the Bankruptcy Code or under any other applicable Federal or state bankruptcy, insolvency or similar law in regard to Borrowers or an action, case or proceeding is otherwise commenced for the benefit of the creditors of Borrowers, this Guaranty shall at all times thereafter remain effective in regard to any payments or other transfers of assets to Agent or any Co-Lender received from or on behalf of Borrowers which are held voidable on the grounds of preference, fraudulent conveyance or otherwise, whether or not the Debt has been paid in full.

            14. If at any time any payment, or portion thereof, made by, or for the account of, Guarantors on account of the obligations under this Guaranty, is set aside by any court or trustee having jurisdiction as a voidable preference, fraudulent conveyance or otherwise as being subject to avoidance or recovery under the provisions of the Bankruptcy Code or under any other applicable Federal or state bankruptcy, insolvency or similar law, Guarantors hereby agree that this Guaranty (a) shall continue and remain in full force and effect, or
(b) if previously terminated as a result of Guarantors having fulfilled Guarantors' obligations hereunder in full or as a result of Agent having released Guarantors from Guarantors' obligations and liabilities hereunder, shall without further act or instrument be reinstated and shall thereafter remain in full force and effect, in either case with the same force and effect as though such payment or portion thereof had not been made, and if applicable, as if such previous termination had not occurred.

            15. Any notice, request or demand given or made under this Guaranty shall be in writing and shall be sent by Federal Express or other reputable national courier service or by postage prepaid registered or certified mail, return receipt requested, and shall be deemed given (i) when received at the following addresses if sent by Federal Express or other reputable national courier service, and (ii) three (3) business days after being postmarked and addressed as follows if sent by registered or certified mail, return receipt requested:

                  If to Agent:

                        NationsBank, N.A.
                        Real Estate Banking
                        8300 Greensboro Drive
                        McLean, Virginia 22102-3604
                        Attention:  Gary P.F. Carr
                                    Vice President

                  With copies to:

                        Cadwalader, Wickersham & Taft
                        201 South College Street - Suite 1510
                        Charlotte, South Carolina 28244
                        Attention: James P. Carroll, Esq.

                  and

                        Battle Fowler LLP
                        Park Avenue Tower
                        75 East 55th Street
                        New York, New York 10022
                        Attention: Dean A. Stiffle, Esq.

                  If to Guarantors:

                        c/o Brandywine Realty Trust
                        Newtown Square Corporate Campus
                        16 Campus Boulevard, Suite 150
                        Newtown Square, Pennsylvania 19073
                        Attention: Gerard H. Sweeney
                                   President and Chief Executive Officer

                  With a copy to:

                        Pepper, Hamilton & Scheetz
                        3000 Two Logan Square
                        Eighteenth and Arch Streets
                        Philadelphia, Pennsylvania 19103-2799
                        Attention: Michael H. Friedman, Esq.


Each party to this Guaranty may designate a change of address by notice given to the other parties fifteen (15) days prior to the date such change of address is to become effective.

            16. This Guaranty is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of New York and shall be in all respects governed, construed, applied and enforced in accordance with the laws of the State of New York. No defense given or allowed by the laws of any other state or country shall be interposed in any action, case or proceeding hereon unless such defense is also given or allowed by the laws of the State of New York.

            17. No exculpatory provisions contained in the Credit Facility Documents shall in any event or under any circumstance be deemed or construed to modify, qualify, or affect in any manner whatsoever the personal recourse obligations and liabilities of Guarantors under this Guaranty.

            18. Guarantors agree to submit to personal jurisdiction in the State of New York in any action, case or proceeding arising out of this Guaranty and, in furtherance of such agreement, Guarantors hereby agree and consent that without limiting other methods of obtaining jurisdiction, personal jurisdiction over Guarantors in any such action, case or proceeding may be obtained within or without the jurisdiction of any court located in New York and that any process or notice of motion or other application to any such court in connection with any such action, case or proceeding may be served upon Guarantors by registered or certified mail to or by personal service at the last known addresses of Guarantors, whether such addresses be within or without the jurisdiction of any such court. Guarantors also agree that the venue of any litigation arising in connection with the Debt or in respect of any of the obligations of Guarantors under this Guaranty shall, to the extent permitted by law, be in New York County, New York.

            19. The obligations and liabilities of Guarantors under this Guaranty are in addition to the obligations and liabilities of Guarantors under the Other Guaranties (as hereinafter defined). The discharge of Guarantors' obligations and liabilities under any one or more of the Other Guaranties by Guarantors or by reason of operation of law or otherwise shall in no event or under any circumstance constitute or be deemed to constitute a discharge, in whole or in part, of Guarantors' obligations and liabilities under this Guaranty. Conversely, the discharge of Guarantors' obligations and liabilities under this Guaranty by Guarantors or by reason of operation of law or otherwise shall in no event or under any circumstance constitute or be deemed to constitute a discharge, in whole or in part, of Guarantors' obligations and liabilities under any of the Other Guaranties. The term "Other Guaranties" as used herein shall mean any other guaranty of payment, guaranty of performance, completion guaranty, indemnification agreement or other guaranty or instrument of personal recourse obligation or undertaking of any nature whatsoever (other than this Guaranty) now or hereafter executed and delivered by Guarantors to Agent or Co-Lenders or any of them in connection with the Credit Facility.

            20. This Guaranty may be executed in one or more counterparts by some or all of the parties hereto, each of which counterparts shall be an original and all of which together shall constitute a single agreement of guaranty. The failure of any party listed below to execute this Guaranty, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

            21. No recourse shall be had for any obligation of BRT under this Guaranty or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, shareholder, officer or employee of BRT, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by each other party to and beneficiary of this Guaranty.

            22. No personal recourse shall be had for any obligation of BRP under this Guaranty or for any claim based thereon or otherwise in respect thereof, against Brandywine Specified Property Investors Limited Partnership, a Pennsylvania limited partnership and one of the general partners of BRP, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by each other party to and beneficiary of this Guaranty and by each of the other general partners of BRP.

            IN WITNESS WHEREOF, Guarantors have duly executed and delivered this Guaranty to Agent as of the day and year first above set forth.


                              WITMER OPERATING PARTNERSHIP, L.P., a Delaware limited partner

                              By:   Brandywine Holdings I, Inc., a
                                    Pennsylvania corporation, its general
                                    partner

                                    By:   ______________________________
                                          Name:   Gerard H. Sweeney
                                          Title:  President and Chief
                                                  Executive Officer

                              BRANDYWINE REALTY PARTNERS, a Pennsylvania general partnership

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

                                    By:   ______________________________
                                          Name:   Gerard H. Sweeney
                                          Title:  President and Chief
                                                  Executive Officer

                              BRANDYWINE REALTY SERVICES CORPORATION, a
                              Pennsylvania corporation

                              By:   ______________________________
                                    Name:   Gerard H. Sweeney
                                    Title:  President and Chief
                                            Executive Officer

                                    EXHIBIT A
                                  (DEFINITIONS)



Agent: The term "Agent" as used in this Guaranty shall have the meaning given to such term in the preamble to this Guaranty.

BOP: The term "BOP" as used in this Guaranty shall mean Brandywine Operating Partnership, L.P., a Delaware Limited partnership.

Borrowers: The term "Borrowers" as used in this Guaranty shall mean collectively BRT, BOP and the BRT/BOP Limited Partnership.

BRT: The term "BRT" as used in this Guaranty shall mean Brandywine Realty Trust, a Maryland real estate investment trust.

BRT/BOP Limited Partnership: The term "BRT/BOP Limited Partnership" as used in this Guaranty shall mean LC/N HORSHAM LIMITED PARTNERSHIP, a Pennsylvania limited partnership; LC/N KEITH VALLEY LIMITED PARTNERSHIP I, a Pennsylvania limited partnership; NICHOLS LANSDALE LIMITED PARTNERSHIP III, a Pennsylvania limited partnership; NEWTECH III LIMITED PARTNERSHIP, a Pennsylvania limited partnership; NEWTECH IV LIMITED PARTNERSHIP, a Pennsylvania limited partnership; C/N OAKLANDS LIMITED PARTNERSHIP I, a Pennsylvania limited partnership; FIFTEEN HORSHAM, L.P., a Pennsylvania limited partnership; C/N LEEDOM LIMITED PARTNERSHIP II, a Pennsylvania limited partnership; C/N IRON RUN LIMITED PARTNERSHIP III, a Pennsylvania limited partnership.

Co-Lenders: The term "Co-Lenders" as used in this Guaranty shall mean the Initial Co-Lenders and all other parties from time to time to whom direct interests in the Credit Facility are sold, transferred and assigned, and who are as a result thereof designated as Co-Lenders, under and pursuant to the provisions of the Credit Agreement and the Co-Lenders Agreement.

Co-Lenders Agreement: The term "Co-Lenders Agreement" as used in this Guaranty shall mean that certain Co-Lender and Servicing Agreement dated as of the date hereof among Smith Barney Mortgage Capital Group, Inc., NationsBank, N.A., in its individual capacity, and NationsBank, N.A., in its capacity as Agent.

Credit Agreement: The term "Credit Agreement" as used in this Guaranty shall mean that certain Revolving Credit Agreement dated as of the date hereof among Smith Barney Mortgage Capital Group, Inc., NationsBank, N.A., in its individual capacity, Borrowers and NationsBank, N.A., in its capacity as Agent and pursuant to the provisions of which the Credit Facility is being extended by Co-Lenders to Borrowers.

Credit Facility: The term "Credit Facility" as used in this Guaranty shall have the meaning given to such term in paragraph B of the Preliminary Statement of this Guaranty.

Credit Facility Documents: The term "Credit Facility Documents" as used in this Guaranty shall have the meaning given to such term in the Credit Agreement.

Credit Facility Notes: The term "Credit Facility Notes" as used in this Guaranty shall have the meaning given to such term in the Credit Agreement.

Debt: The term "Debt" as used in this Guaranty shall have the meaning given to such term in the Credit Agreement.

Guarantors: The term "Guarantors" as used in this Guaranty shall have the meaning given to such term in the preamble to this Guaranty.

Initial Co-Lenders: The term "Initial Co-Lenders" as used in this Guaranty shall mean collectively Smith Barney Mortgage Capital Group, Inc., and NationsBank, N.A.

Mortgages: The term "Mortgages" as used in this Guaranty shall have the meaning given to such term in the Credit Agreement.

Other Guaranties: The term "Other Guaranties" as used in this Guaranty shall have the meaning given to such term in paragraph 19 of this Guaranty.

                                    EXHIBIT K



                               HAZARDOUS MATERIAL
                                  GUARANTY AND
                            INDEMNIFICATION AGREEMENT


                  This Guaranty and Indemnification Agreement entered into as of the 25th day of November, 1996, among BRANDYWINE REALTY TRUST ("BRT"), a Maryland real estate investment trust; BRANDYWINE OPERATING PARTNERSHIP, L.P. ("BOP), a Delaware limited partnership, LC/N HORSHAM LIMITED PARTNERSHIP, a Pennsylvania limited partnership; LC/N KEITH VALLEY LIMITED PARTNERSHIP I, a Pennsylvania limited partnership; NICHOLS LANSDALE LIMITED PARTNERSHIP III, a Pennsylvania limited partnership; NEWTECH III LIMITED PARTNERSHIP, a Pennsylvania limited partnership; NEWTECH IV LIMITED PARTNERSHIP, a Pennsylvania limited partnership; C/N OAKLANDS LIMITED PARTNERSHIP I, a Pennsylvania limited partnership; FIFTEEN HORSHAM, L.P., a Pennsylvania limited partnership; C/N LEEDOM LIMITED PARTNERSHIP II, a Pennsylvania limited partnership; C/N IRON RUN LIMITED PARTNERSHIP III, a Pennsylvania limited partnership (collectively the "BRT/BOP Limited Partnerships") (BRT, BOP and the BRT/BOP Limited Partnerships are hereinafter collectively referred to as "Borrowers"); WITMER OPERATING PARTNERSHIP, L.P. ("WOP"), a Delaware limited partnership; BRANDYWINE REALTY PARTNERS, a Pennsylvania general partnership ("BRP"); BRANDYWINE REALTY SERVICES CORPORATION ("BRSC"), a Pennsylvania corporation (BRT, BOP, the BRT/BOP Limited Partnerships, WOP, BRP and BRSC are hereinafter collectively referred to as "Guarantors"); and NATIONSBANK, N.A., a national banking association having an office at 8300 Greensboro Drive, McLean, Virginia in its capacity as administrative and documentation agent for the equal and ratable benefit of Co-Lenders pursuant to and in accordance with the terms and provisions of the Credit Agreement (NationsBank, N.A., acting in such capacity as administrative and documentation agent being hereinafter referred to as "Agent").

                              PRELIMINARY STATEMENT

            A. All capitalized terms as used in this Guaranty and Indemnification Agreement shall, unless otherwise defined in this Guaranty and Indemnification Agreement, have the meanings given to such terms in Exhibit A attached hereto.

            B. The Initial Co-Lenders have agreed on the terms, covenants and provisions of the Credit Agreement to extend to Borrowers a revolving credit facility in the principal sum of up to, but not in excess of, $80,000,000 (the "Credit Facility"), which Credit Facility shall be evidenced by the Credit Facility Notes and secured inter alia by the Mortgages.

            C. The Initial Co-Lenders were willing to extend the Credit Facility to Borrowers only if Guarantors execute and deliver this Guaranty and Indemnification Agreement to Agent, individually, and as administrative and documentation agent for the equal and ratable benefit of Co-Lenders.

            NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, and to induce Initial Co-Lenders to extend the Credit Facility, Guarantors hereby represent and warrant to and covenant and agree with Agent, individually and for the equal and ratable benefit of Co-Lenders, as follows:

            1. Guarantors hereby represents and warrants to Agent that to the best of Guarantors' knowledge (i) no Hazardous Material is currently located at, on, in, under or about any Property, except as specifically set forth in the Environmental Reports, (ii) no Hazardous Material is currently located at, in, on, under or about any Property in a manner which violates any Environmental Requirement, or which requires cleanup or corrective action of any kind under any Environmental Requirement, (iii) no releasing, emitting, discharging, leaching, dumping or disposing of any Hazardous Material from any Property onto or into any other property or from any other property onto or into any Property has occurred or is occurring in violation of any Environmental Requirement, (iv) no notice of violation, lien, complaint, suit, order or other notice with respect to any Property is presently outstanding under any Environmental Requirement, and (v) each Property and the operation thereof are in full compliance with all Environmental Requirements.

            2. Guarantors absolutely and unconditionally guarantee to Agent that Borrowers will fully comply with all of the Environmental Provisions of the Credit Agreement. If Borrowers do not fully comply with all of the Environmental Provisions of the Credit Agreement, Guarantors shall reimburse Agent upon demand for all costs and expenses (including, but not limited to, reasonable legal fees) incurred by Agent or any Co-Lender (to the extent not otherwise reimbursed to Agent or any such Co-Lender by Borrowers) in connection with Agent or any of Co-Lenders performing Borrowers' obligations under or in respect of the Environmental Provisions of the Credit Agreement, together with interest thereon at the Default Rate.

            3. Guarantors will defend, indemnify, and hold harmless Agent and Co-Lenders, and their respective employees, agents, officers and directors, from and against any and all claims, demands, penalties, causes of action, fines, liabilities, settlements, damages, costs or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise (including, without limitation, consultant fees and expenses, investigation and laboratory fees and expenses, court costs, litigation expenses and reasonable attorneys fees) arising out of, or in any way related to (i) any breach by Borrowers of any of the Environmental Provisions of the Credit Agreement, (ii) the presence, disposal, spillage, discharge, emission, leakage, release, or threatened release of any Hazardous Material which is at, in, on, under, about, from or affecting any Property, including without limitation, any damage or injury resulting from any such Hazardous Material to or affecting any Property or the soil, water, air, vegetation, buildings, personal property, persons or animals located on any Property or on any other property or otherwise, (iii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any such Hazardous Material, (iv) any lawsuit brought or threatened, settlement reached, or order or directive of or by any Governmental Authority relating to such Hazardous Material, or (v) any violation of any Environmental Requirement.

            4. The indemnifications hereinabove set forth in this Guaranty and Indemnification Agreement shall not be applicable to any claim, demand, penalty, cause of action, fine, liability, settlement, damage, cost or other expense of any type whatsoever pertaining to a particular Property (i) occasioned, arising and caused solely and directly as the result of the negligence or willful misconduct of Agent or any Co-Lender, or any nominee or any wholly owned subsidiary of Agent or a Co-Lender or any of their respective employees or agents and irrespective of whether occurring prior or subsequent to the date upon which Agent or any Co-Lender or any nominees or any wholly owned subsidiaries of Agent or any Co-Lender acquires possession of such Property by foreclosure of a Mortgage, a sale of such Property pursuant to the provisions of a Mortgage, acceptance of a deed or assignment in lieu of foreclosure or sale or otherwise, or (ii) occasioned, arising and caused solely and directly as the result of any act of any person or party (other than (A) an act of Borrowers or Guarantors, their respective employees or agents or persons or parties under the control of Borrowers or Guarantors, or (B) an act of Agent or any Co-Lender, any nominee or any wholly owned subsidiary of Agent or any Co-Lender or any of their respective employees or agents which does not constitute negligence or willful misconduct, or (C) an act of any Governmental Authority, including, without limitation, any change in any Environmental Requirement) and occurring subsequent to the earlier to occur of
(x) the date of payment in cash of the entire Debt, and (y) the date upon which Agent, Co-Lenders, any nominee(s) or any wholly owned subsidiary(ies) of Agent or Co-Lenders acquire possession of such Property by foreclosure of a Mortgage, a sale of such Property pursuant to the provisions of a Mortgage, acceptance of a deed or assignment in lieu of foreclosure or sale or otherwise.

            5. Except as hereinabove specifically provided to the contrary in paragraph 4 above, the obligations and liabilities of Guarantors under this Guaranty and Indemnification Agreement shall survive and continue in full force and effect and shall not be terminated, discharged or released, in whole or in part, irrespective of whether the Debt has been paid in full and irrespective of any foreclosure of the Mortgages, the sale of any one or more of the Properties pursuant to the provisions of the Mortgages or acceptance by Agent, Co-Lenders, their nominee(s) or wholly-owned subsidiary(ies), of one or more deeds or assignments in lieu of foreclosure or sale and irrespective of any other fact or circumstance whatsoever.

            6. Guarantors hereby consent that from time to time, before or after any default by Borrowers, with or without further notice to or assent from Guarantors, any security at any time held by or available to Agent or any Co-Lender for any obligation of Borrowers, or any security at any time held by or available to Agent or any Co-Lenders for any obligation of any other person or party secondarily or otherwise liable for all or any portion of the Debt or for the performance of all or any portion of the Environmental Provisions of the Credit Agreement, may be exchanged, surrendered or released and any obligation of Borrowers, or of any such other person or party, may be changed, altered, renewed, extended, continued, surrendered, compromised, waived or released in whole or in part, or any default with respect thereto waived, and Agent or any Co-Lender may fail to set off and may release, in whole or in part, any balance of any deposit account or credit on its books in favor of Borrowers, or of any such other person or party, and may extend further credit in any manner whatsoever to Borrowers, and generally deal with Borrowers or any such security or other person or party as Agent or such Co-Lender may see fit; and Guarantors shall remain bound under this Guaranty and Indemnification Agreement notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver, inaction, extension of further credit or other dealing.

            7. To the full extent that this Guaranty and Indemnification Agreement relates to any monetary obligation of Borrowers in respect of the Environmental Provisions of the Credit Agreement, this Guaranty and Indemnification Agreement is a guaranty of payment and not of collection and Guarantors further waive any right to require that any action, case or proceeding be brought against Borrowers or any other person or party or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Agent or any Co-Lender in favor of Borrowers or any other person or party.

            8. Each reference herein to Co-Lenders and to Agent shall be deemed to include their respective successors and assigns, in whose favor the provisions of this Guaranty and Indemnification Agreement shall also inure. Each reference herein to Guarantors shall be deemed to include the successors and assigns of Guarantors, all of whom shall be bound by the provisions of this Guaranty and Indemnification Agreement, provided, however, that

Guarantors shall in no event or under any circumstance have the right without obtaining the prior written consent of Agent to assign or transfer their respective obligations and liabilities under this Guaranty and Indemnification Agreement, in whole or in part, to any other person, party or entity.

            9. The term "Guarantors" as used herein shall mean the "Guarantors and each of them" and each undertaking herein contained shall be their joint and several undertaking, provided, however, that in the next succeeding paragraph hereof the term "Guarantors" shall mean the "Guarantors or any of them."

            10. No delay on the part of Agent in exercising any right or remedy under this Guaranty and Indemnification Agreement or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy. No notice to or demand on Guarantors shall be deemed to be a waiver of the obligation of Guarantors or of the right of Agent to take further action without notice or demand as provided in this Guaranty and Indemnification Agreement.

            11. This Guaranty and Indemnification Agreement may only be modified, amended, changed or terminated by an agreement in writing signed by Agent and Guarantors. No waiver of any term, covenant or provision of this Guaranty and Indemnification Agreement shall be effective unless given in writing by Agent and if so given by Agent shall only be effective in the specific instance in which given.

            12. Guarantors acknowledge that this Guaranty and Indemnification Agreement and Guarantors's obligations under this Guaranty and Indemnification Agreement are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of
(a) any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense (other than a defense of payment) to this Guaranty and Indemnification Agreement and the obligations of Guarantors under this Guaranty and Indemnification Agreement or the obligations of Borrowers or of any other person or party relating to this Guaranty and Indemnification Agreement or the obligations of Guarantors hereunder or otherwise with respect to the Credit Facility, including, but not limited to, the realization by Agent or any Co-Lender upon any collateral given, pledged or assigned as security for all or any portion of the Debt or for the performance of the Environmental Provisions of the Credit Agreement, or the filing of a petition or the commencement of a case with respect to any Borrower or any Guarantor under Title 11 of the United States Code, as now constituted or hereafter amended (the "Bankruptcy Code"), or under any other applicable Federal or state bankruptcy, insolvency or similar law, or the obtaining by Agent or any Co-Lender of title to any collateral given, pledged or assigned as security for the Debt or for the performance of the Environmental Provisions of the Credit Agreement, by foreclosure or enforcement of Agent's or any Co-Lender's lien thereon, acceptance of an assignment or deed in lieu of foreclosure or sale, or otherwise, or (b) any modification, impairment, abatement, reduction, release, limitation, restructure, reinstatement or cure, in whole or part, of the Environmental Provisions of the Credit Agreement (including, without limitation, any such modification, impairment, abatement, reduction, release, limitation, restructure, reinstatement or cure, in whole or in part, of any interest or other sums payable by Borrowers under or in respect of the Environmental Provisions of the Credit Agreement) pursuant to an order by a bankruptcy court or other court of competent jurisdiction in any action, case or proceeding brought under the Bankruptcy Code or under any other applicable Federal or state bankruptcy, insolvency or similar law, it being expressly acknowledged and agreed by Guarantors that if any such modification, impairment, abatement, reduction, release, limitation, restructure, reinstatement or cure, in whole or part, is so ordered in any such action, case or proceeding, Guarantors' obligations under this Guaranty and

Indemnification Agreement will nevertheless continue to be determined as if such order had not been issued. Guarantors absolutely, unconditionally and irrevocably waive any and all right to assert any defense, setoff, counterclaim or crossclaim of any nature whatsoever with respect to this Guaranty and Indemnification Agreement or the obligations of Guarantors under this Guaranty and Indemnification Agreement or the obligations of Borrowers or any other person or party relating to this Guaranty and Indemnification Agreement or the obligations of Guarantors hereunder or otherwise with respect to the Credit Facility, in any action, case or proceeding brought by Agent or Co-Lenders to enforce the obligations of Guarantors under this Guaranty and Indemnification Agreement (provided, however, that the foregoing provisions of this sentence shall not be deemed a waiver of the right of the Guarantors to assert any compulsory counterclaim in any such action, case or proceeding brought by Agent or Co-Lenders in any state court if such counterclaim is compelled under local law or rule or procedure, or in any such action, case or proceeding brought by Agent or Co-Lenders in a court of the United States, nor shall the foregoing provisions of this sentence be deemed a waiver of the right of the Guarantors to assert any claim which would otherwise constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Agent or Co-Lenders in any separate action, case or proceeding brought by the Guarantors against Agent of Co-Lenders). Guarantors acknowledge that no oral or other agreements, understandings, representations or warranties exist with respect to this Guaranty and Indemnification Agreement or with respect to the obligations of Guarantors under this Guaranty and Indemnification Agreement, except those specifically set forth in this Guaranty and Indemnification Agreement, and that this Guaranty and Indemnification Agreement sets forth the entire agreement and understanding of Agent, Co-Lenders and Guarantors.

            13. GUARANTORS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, AND AGENT AND CO-LENDERS BY THEIR ACCEPTANCE OF THIS GUARANTY AND INDEMNIFICATION AGREEMENT IRREVOCABLY AND UNCONDITIONALLY WAIVE, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CASE, PROCEEDING, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS GUARANTY AND INDEMNIFICATION AGREEMENT.

            14. Notwithstanding any payments made by Guarantors pursuant to the provisions of this Guaranty and Indemnification Agreement, Guarantors shall not seek to enforce or collect upon any rights which Guarantors now have or may acquire against Borrowers either by way of subrogation, indemnity, reimbursement or contribution for any amount paid under this Guaranty and Indemnification Agreement, nor shall Guarantors file, assert or receive payment on any claim, whether now existing or hereafter arising, against Borrowers subsequent to the commencement of a case by or against Borrowers under the Bankruptcy Code or under any other applicable Federal or state bankruptcy, insolvency or similar law, in each case unless and until the Debt has been paid in full and provided that no such action by Guarantors could, in the reasonable opinion of Agent and its counsel, result in the "preference" period (as set forth in Section 547(b)(4) of the Bankruptcy Code or any successor provision) with respect to any payment or other transfer of assets to Agent or to any Co-Lender from or on behalf of Borrowers being held to be longer than such period would have been held to be if Guarantors had not taken such action. In the event an action, case or proceeding is filed or commenced under the Bankruptcy Code or under any other applicable Federal or state bankruptcy, insolvency or similar law in regard to Borrowers or an action, case or proceeding is otherwise commenced for the benefit of the creditors of Borrowers, this Guaranty and Indemnification Agreement shall at all times thereafter remain effective in regard to any payments to Agent or any Co-Lender or other transfers of assets to Agent or any Co-Lender received from or on behalf of Borrowers under or in respect of the Environmental Provisions of the Credit Facility Documents which are held voidable on the grounds of preference, fraudulent conveyance or otherwise, whether or not the Debt has been paid in full or whether or not the Mortgages or any or all of the

Environmental Provisions of the Credit Agreement have been discharged or released.

            15. If at any time any payment, or portion thereof, made by, or for the account of, Guarantors on account of the obligations under this Guaranty and Indemnification Agreement, is set aside by any court or trustee having jurisdiction as a voidable preference, fraudulent conveyance or otherwise as being subject to avoidance or recovery under the provisions of the Bankruptcy Code or under any other applicable Federal or state bankruptcy, insolvency or similar law, Guarantors hereby agree that this Guaranty and Indemnification Agreement (a) shall continue and remain in full force and effect, or (b) if previously terminated as a result of Guarantors having fulfilled Guarantors' obligations hereunder in full or as a result of Agent having released Guarantors from Guarantors' obligations and liabilities hereunder, shall without further act or instrument be reinstated and shall thereafter remain in full force and effect, in either case with the same force and effect as though such payment or portion thereof had not been made, and if applicable, as if such previous termination had not occurred.

            16. Any notice, request or demand given or made under this Guaranty and Indemnification Agreement shall be in writing and shall be sent by Federal Express or other reputable national courier service or by postage prepaid registered or certified mail, return receipt requested, and shall be deemed given (i) when received at the following addresses if sent by Federal Express or other reputable national courier service, and (ii) three (3) business days after being postmarked and addressed as follows if sent by registered or certified mail, return receipt requested:

                  If to Agent:

                        NationsBank, N.A.
                        Real Estate Banking
                        8300 Greensboro Drive
                        McLean, Virginia 22102-3604
                        Attention: Gary P.F. Carr
                                   Vice President

                  With copies to:

                        Cadwalader, Wickersham & Taft
                        201 South College Street - Suite 1510
                        Charlotte, North Carolina 28244
                        Attention: James P. Carroll, Esq.

                  and

                        Battle Fowler LLP
                        Park Avenue Tower
                        75 East 55th Street
                        New York, New York 10022
                        Attention: Dean A. Stiffle, Esq.

                  If to Borrowers:

                        c/o Brandywine Realty Trust
                        Newtown Square Corporate Campus
                        16 Campus Boulevard, Suite 150
                        Newtown Square, Pennsylvania 19073
                        Attention: Gerard H. Sweeney
                                   President and Chief
                                   Executive Officer

                  With a copy to:

                        Pepper, Hamilton & Scheetz
                        3000 Two Logan Square
                        Eighteenth and Arch Streets
                        Philadelphia, Pennsylvania 19103-2799
                        Attention: Michael H. Friedman, Esq.

                  If to Guarantors:

                        c/o Brandywine Realty Trust
                        Newtown Square Corporate Campus
                        16 Campus Boulevard, Suite 150
                        Newtown Square, Pennsylvania 19073
                        Attention: Gerard H. Sweeney
                                   President and Chief
                                   Executive Officer

                  With a copy to:

                        Pepper, Hamilton & Scheetz
                        3000 Two Logan Square
                        Eighteenth and Arch Streets
                        Philadelphia, Pennsylvania 19103-2799
                        Attention: Michael H. Friedman, Esq.


Each party to this Guaranty and Indemnification Agreement may designate a change of address by notice given to the other parties fifteen (15) days prior to the date such change of address is to become effective.

            17. This Guaranty and Indemnification Agreement is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of New York and shall be in all respects governed, construed, applied and enforced in accordance with the laws of the State of New York. No defense given or allowed by the laws of any other state or country shall be interposed in any action, case or proceeding hereon unless such defense is also given or allowed by the laws of the State of New York.

            18. Guarantors agree to submit to personal jurisdiction in the State of New York in any action, case or proceeding arising out of this Guaranty and Indemnification Agreement and, in furtherance of such agreement, Guarantors hereby agree and consent that without limiting other methods of obtaining jurisdiction, personal jurisdiction over Guarantors in any such action, case or proceeding may be obtained within or without the jurisdiction of any court located in New York and that any process or notice of motion or other application to any such court in connection with any such action, case or proceeding may be served upon Guarantors by registered or certified mail to or by personal service at the last known addresses of Guarantors, whether such addresses be within or without the jurisdiction of any such court. Guarantors also agree that the venue of any litigation arising in connection with the Environmental Provisions of the Credit Agreement, the Debt or in respect of any of the obligations of Guarantors under this Guaranty and Indemnification Agreement shall, to the extent permitted by law, be in New York County, New York.

            19. No exculpatory provisions contained in any of the Credit Facility Documents shall in any event or any circumstance be deemed or construed to modify, qualify, or affect in any manner whatsoever the personal recourse obligations and liabilities of Guarantors under this Guaranty and Indemnification Agreement.

            20. The obligations and liabilities of Guarantors under this Guaranty and Indemnification Agreement are in addition to the obligations and liabilities of Guarantors under the Other Guaranties (as hereinafter defined). The discharge of Guarantors' obligations and liabilities under any one or more of the Other Guaranties by Guarantors or by reason of operations of law or otherwise shall in no event or under any circumstance in and of itself constitute or be deemed to constitute a discharge, in whole or in part, of Guarantors' obligations and liabilities under this Guaranty and Indemnification Agreement. Conversely, the discharge of Guarantors' obligations and liabilities under this Guaranty and Indemnification Agreement by Guarantors or by reason of operation of law or otherwise shall in no event or under any circumstance in and of itself constitute or be deemed to constitute a discharge, in whole or in part, of Guarantors' obligations and liabilities under any of the Other Guaranties. The term "Other Guaranties" as used herein shall mean any other guaranty of payment, guaranty of performance, completion guaranty, indemnification agreement or other guaranty or instrument of personal recourse obligation or undertaking of any nature whatsoever (other than this Guaranty and Indemnification Agreement) now or hereafter executed and delivered by Guarantors to Agent or Co-Lenders or any of them in connection with the Credit Facility.

            21. This Guaranty and Indemnification Agreement may be executed in one or more counterparts by some or all of the parties hereto, each of which counterparts shall be an original and all of which together shall constitute a single agreement of guaranty. The failure of any party listed below to execute this Guaranty and Indemnification Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

            22. Guarantors agree that, with or without notice or demand, Guarantors will reimburse Agent, (to the extent that such reimbursement is not made by Borrowers), for all costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by Agent or any Co-Lender in connection with any action, case or proceeding brought by Agent to enforce the obligations of Guarantors under this Guaranty and Indemnification Agreement.

            23. No recourse shall be had for any obligation of BRT under this Guaranty and Indemnification Agreement or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, shareholder, officer or employee of BRT, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by each other party to and beneficiary of this Guaranty and Indemnification Agreement.

            24. No recourse shall be had for any obligation of BRP under this Guaranty and Indemnification Agreement or any of the other Credit Facility Documents or for any claim based thereon or otherwise in respect thereof, against Brandywine Specified Property Investors Limited Partnership, a Pennsylvania limited partnership and one of the general partners of BRP, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by each other party to and beneficiary of this Guaranty and Indemnification Agreement and by the other general partners of BRP.

            IN WITNESS WHEREOF, Guarantors have duly executed and delivered this Guaranty and Indemnification Agreement to Agent as of the day and year first above set forth.

                              BRANDYWINE REALTY TRUST, a Maryland real estate investment trust

                              By:_________________________________
                                    Name:   Gerard H. Sweeney
                                    Title:  President and Chief
                                            Executive Officer

                              BRANDYWINE OPERATING PARTNERSHIP, L.P., a
                              Delaware limited partnership

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

                                    By:  _________________________
                                         Name:  Gerard H. Sweeney
                                         Title: President and Chief
                                                Executive Officer

                              LC/N HORSHAM LIMITED PARTNERSHIP, a Pennsylvania limited partnership

                              By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                                    By:   Brandywine Holdings I, Inc., a
                                          Pennsylvania corporation, its
                                          general partner

                                          By:___________________________
                                             Name:   Gerard H. Sweeney
                                             Title:  President and Chief
                                                     Executive Officer

                              LC/N KEITH VALLEY LIMITED PARTNERSHIP I, a
                              Pennsylvania limited partnership

                              By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                                    By:   Brandywine Holdings I, Inc., a
                                          Pennsylvania corporation, its
                                          general partner

                                          By:___________________________
                                             Name:   Gerard H. Sweeney
                                             Title:  President and Chief
                                                     Executive Officer

                              NICHOLS LANSDALE LIMITED PARTNERSHIP III, a
                              Pennsylvania limited partnership

                              By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                                    By:   Brandywine Holdings I, Inc., a
                                          Pennsylvania corporation, its
                                          general partner

                                          By:___________________________
                                             Name:   Gerard H. Sweeney
                                             Title:  President and Chief
                                                     Executive Officer

                              NEWTECH III LIMITED PARTNERSHIP, a Pennsylvania limited partnership

                              By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                                    By:   Brandywine Holdings I, Inc., a
                                          Pennsylvania corporation, its
                                          general partner

                                          By:___________________________
                                             Name:   Gerard H. Sweeney
                                             Title:  President and Chief
                                                     Executive Officer

                              NEWTECH IV LIMITED PARTNERSHIP, a Pennsylvania limited partnership

                              By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                                    By:   Brandywine Holdings I, Inc., a
                                          Pennsylvania corporation, its
                                          general partner

                                          By:___________________________
                                             Name:   Gerard H. Sweeney
                                             Title:  President and Chief
                                                     Executive Officer

                              C/N OAKLANDS LIMITED PARTNERSHIP I, a
                              Pennsylvania limited partnership

                              By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                                    By:   Brandywine Holdings I, Inc., a
                                          Pennsylvania corporation, its
                                          general partner

                                          By:___________________________
                                             Name:   Gerard H. Sweeney
                                             Title:  President and Chief
                                                     Executive Officer

                              FIFTEEN HORSHAM, L.P., a Pennsylvania limited partnership

                              By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                                    By:   Brandywine Holdings I, Inc., a
                                          Pennsylvania corporation, its
                                          general partner

                                          By:___________________________
                                             Name:   Gerard H. Sweeney
                                             Title:  President and Chief
                                                     Executive Officer

                              C/N LEEDOM LIMITED PARTNERSHIP II, a
                              Pennsylvania limited partnership

                              By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                                    By:   Brandywine Realty Trust, a Maryland
                                          limited partnership, its general
                                          partner

                                          By:___________________________
                                             Name:   Gerard H. Sweeney
                                             Title:  President and Chief
                                                     Executive Officer

                              C/N IRON RUN LIMITED PARTNERSHIP III, a
                              Pennsylvania limited partnership

                              By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                                    By:   Brandywine Realty Trust, a Maryland
                                          limited partnership, its general
                                          partner

                                          By:___________________________
                                             Name:   Gerard H. Sweeney
                                             Title:  President and Chief
                                                     Executive Officer

                              WITMER OPERATING PARTNERSHIP, L.P.

                              By:   Brandywine Holdings I, Inc., a
                                    Pennsylvania corporation, its general
                                    partner

                                    By:___________________________
                                       Name:   Gerard H. Sweeney
                                       Title:  President and Chief
                                               Executive Officer

                              BRANDYWINE REALTY PARTNERS, a Pennsylvania general partnership

                              By:   Brandywine Realty Trust, a Maryland
                                    limited partnership, its general partner

                                    By:___________________________
                                       Name:   Gerard H. Sweeney
                                       Title:  President and Chief
                                               Executive Officer

                              BRANDYWINE REALTY CORPORATION, a Pennsylvania corporation

                                    By:___________________________
                                       Name:    Gerard H. Sweeney
                                       Title:   President and Chief
                                                Executive Officer

                                    EXHIBIT A

                                  (DEFINITIONS)




Agent: The term "Agent" as used in this Guaranty and Indemnification Agreement shall have the meaning given to such term in the preamble to this Guaranty and Indemnification Agreement.

BOP: The term "BOP" as used in this Guaranty and Indemnification Agreement shall have the meaning given to such term in the preamble to this Guaranty and Indemnification Agreement.

Borrowers: The term "Borrowers" as used in this Guaranty and Indemnification Agreement shall have the meaning given to such term in the preamble to this Guaranty and Indemnification Agreement.

BRT: The term "BRT" as used in this Guaranty and Indemnification Agreement shall have the meaning given to such term in the preamble to this Guaranty and Indemnification Agreement.

BRT/BOP Limited Partnership: The term "BRT/BOP Limited Partnership" as used in this Guaranty and Indemnification Agreement shall have the meaning given to such term in the preamble to this Guaranty and Indemnification Agreement.

Co-Lenders: The term "Co-Lenders" as used in this Guaranty and Indemnification Agreement shall mean the Initial Co-Lenders and all other parties from time to time to whom direct interests in the Credit Facility are sold, transferred and assigned, and who are as a result thereof designated as Co-Lenders, under and pursuant to the provisions of the Credit Agreement and the Co-Lenders Agreement.

Co-Lenders Agreement: The term "Co-Lenders Agreement" as used in this Guaranty and Indemnification Agreement shall mean that certain Co-Lender and Servicing Agreement dated as of the date hereof among Smith Barney Mortgage Capital Group, Inc., NationsBank, N.A., in its individual capacity, and NationsBank, N.A., in its capacity as Agent.

Credit Agreement: The term "Credit Agreement" as used in this Guaranty and Indemnification Agreement shall mean that certain Revolving Credit Agreement dated as of the date hereof among Smith Barney Mortgage Capital Group, Inc., NationsBank, N.A., in its individual capacity, Borrowers and NationsBank, N.A., in its capacity as Agent and pursuant to the provisions of which the Credit Facility is being extended by Co-Lenders to Borrowers.

Credit Facility: The term "Credit Facility" as used in this Guaranty and Indemnification Agreement shall have the meaning given to such term in paragraph B of the Preliminary Statement of this Guaranty and Indemnification Agreement.

Credit Facility Documents: The term "Credit Facility Documents" as used in this Guaranty and Indemnification Agreement shall have the meaning given to such term in the Credit Agreement.

Credit Facility Notes: The term "Credit Facility Notes" as used in this Guaranty and Indemnification Agreement shall have the meaning given to such term in the Credit Agreement.

Debt: The term "Debt" as used in this Guaranty and Indemnification Agreement shall have the meaning given to such term in the Credit Agreement.

Default Rate: The term "Default Rate" as used in this Guaranty and Indemnification Agreement shall to the extent necessary be determined on a daily basis and shall be equal to four (4%) percent plus the Floating Rate.

Environmental Provisions: The term "Environmental Provisions" as used in this Guaranty and Indemnification Agreement shall mean the terms, covenants and provisions set forth in the paragraph of the Credit Agreement entitled "Environmental Provisions" on the part of Borrowers to be observed and performed.

Environmental Requirements: The term "Environmental Requirements" as used in this Guaranty and Indemnification Agreement shall mean all present and future laws, statutes, ordinances, rules, regulations, orders, codes, licenses, permits, decrees, judgments, directives or the equivalent of or by any Governmental Authority and relating to or addressing the protection of the environment or human health.

Environmental Reports: The term "Environmental Reports" as used in this Guaranty and Indemnification Agreement shall have the meaning given to such term in the Credit Agreement.

Floating Rate: The term "Floating Rate" as used in this Guaranty and Indemnification Agreement shall have the meaning given to such term in the Credit Agreement.

Governmental Authority: The term "Governmental Authority" as used in this Guaranty and Indemnification Agreement shall mean the Federal government, or any state or other political subdivision thereof, or any agency, court or body of the Federal government, any state or other political subdivision thereof, exercising executive, legislative, judicial, regulatory or administrative functions.

Guarantors: The term "Guarantors" as used in this Guaranty and Indemnification Agreement shall have the meaning given to such term in the preamble to this Guaranty and Indemnification Agreement.

Hazardous Material: The term "Hazardous Material" as used in this Guaranty and Indemnification Agreement shall mean any material or substance that, whether by its nature or use, is now or hereafter defined as a hazardous waste, hazardous substance, pollutant or contaminant under any Environmental Requirement, or which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and which is now or hereafter regulated under any Environmental Requirement, or which is or contains petroleum, gasoline, diesel fuel or another petroleum hydrocarbon product.

Initial Co-Lenders: The term "Initial Co-Lenders" as used in this Guaranty and Indemnification Agreement shall mean collectively Smith Barney Mortgage Capital Group, Inc., and NationsBank, N.A.

Mortgages: The term "Mortgages" as used in this Guaranty and Indemnification Agreement shall have the meaning given to such term in the Credit Agreement.

Other Guaranties: The term "Other Guaranties" as used in this Guaranty and Indemnification Agreement shall have the meaning given to such term in paragraph 20 of this Guaranty and Indemnification Agreement.

Properties: The term "Properties" as used in this Guaranty and Indemnification Agreement shall have the meaning given to such term in the Credit Agreement.

                                    EXHIBIT L

                       (Form of Co-Lenders Certificate)**


                  NationsBank, N.A., not individually but in its capacity as administrative agent and documentation agent ("Agent") for the equal and ratable benefit of Co-Lenders, under a certain Revolving Credit Agreement (the "Credit Agreement") dated November 25, 1996, entered into among SMITH BARNEY MORTGAGE CAPITAL GROUP, INC.; NATIONSBANK, N.A., acting in its individual capacity; BRANDYWINE REALTY TRUST; BRANDYWINE OPERATING PARTNERSHIP, L.P.; LC/N HORSHAM LIMITED PARTNERSHIP; LC/N KEITH VALLEY LIMITED PARTNERSHIP I; NICHOLS LANSDALE LIMITED PARTNERSHIP III; NEWTECH III LIMITED PARTNERSHIP; NEWTECH IV LIMITED PARTNERSHIP; C/N OAKLANDS LIMITED PARTNERSHIP I; FIFTEEN HORSHAM, L.P.; C/N LEEDOM LIMITED PARTNERSHIP II; C/N IRON RUN LIMITED PARTNERSHIP III; and NATIONSBANK, N.A., as Agent, hereby certifies to Borrowers as follows:

                  The Credit Facility Percentage Interests held by each Co-Lender in the Credit Facility (inclusive of any risk participations in any Letter of Credit which is issued and outstanding under the Credit Facility) on the date hereof are as follows:

                                    Amount         Percentage Interest


Smith Barney                     $__________             _____%

NationsBank                      $__________             _____%

____________                     $__________             _____%

____________                     $__________             _____%

____________                     $__________             _____%

____________                     $__________             _____%


Dated:  _______________, 199_               NATIONSBANK, N.A., as Agent



                                            By:      __________________________
                                                     Name:
                                                     Title:
________

** All terms used in this Co-Lenders Certificate shall have the meanings given to such terms in the Credit Agreement.

                                    EXHIBIT M

                         (Form of Operating Statements)


TO BE MUTUALLY AGREED UPON BY INITIAL LENDERS AND BORROWERS SUBSEQUENT TO THE DATE OF THIS AGREEMENT.

                                    EXHIBIT N

                         (Form of Financial Statements)

TO BE MUTUALLY AGREED UPON BY INITIAL LENDERS AND BORROWERS SUBSEQUENT TO THE DATE OF THIS AGREEMENT.

                                    EXHIBIT O

                           (Form of Operating Budgets)


TO BE MUTUALLY AGREED UPON BY INITIAL LENDERS AND BORROWERS SUBSEQUENT TO THE DATE OF THIS AGREEMENT.

                                    EXHIBIT P

                     (Form of Reconciled Quarterly Budgets)


TO BE MUTUALLY AGREED UPON BY INITIAL LENDERS AND BORROWERS SUBSEQUENT TO THE DATE OF THIS AGREEMENT.

                                    EXHIBIT Q

                            (Insurance Requirements)


                  Insurance Coverage. Borrowers will insure the Properties against such perils and hazards, and in such amounts and with such limits, as Co-Lender may from time to time require, and in any event will continuously maintain, without cost or expense to Co-Lenders, each of the following described Insurance Policies with respect to each Property and naming Co-Lenders, their affiliates, subsidiaries, successors and assigns, as their interests may appear, as additional insured:

                                    A. All risk property insurance against loss
                  and damage by all risks of physical loss or damage, including, but not limited to, fire, sprinkler leakage, windstorm and other risks covered by the so-called extended coverage endorsement, covering the Property and the FF&E in amounts not less than one hundred percent (100%) of the full replacement cost value of the Property and the FF&E from time to time constituting part of the Collateral, with a one hundred percent (100%) co-insurance clause or an "agreed value" form endorsement in lieu of a one hundred percent (100%) co-insurance clause and an inflation adjustment endorsement;

                                    B. Business interruption insurance
                  (including rental interruption insurance) to cover loss of income, including all Rents, in an amount not less than twelve
                  (12) months' projected gross income of the Properties, as determined from time to time by Co-Lenders;

                                    C. Steam boiler, machinery and pressurized
                  vessel insurance, with a limit of not less than Ten Million Dollars ($10,000,000);

                                    D. Commercial general liability insurance
                  (including coverage for elevators) against death, bodily injury and property damage with a combined single limit in an amount of not less than One Million Dollars ($1,000,000), including a waiver of subrogation clause acceptable to Co-Lenders;

                                    E. Excess liability insurance with a limit
                  of not less than Four Million Dollars ($4,000,000) over primary insurance, which insurance shall include, but not be limited to, general and automobile liability, and safeguarding of personalty, with coverages, risks insured and waiver of subrogation clauses acceptable to Co-Lenders;

                                    F. If a Property or any portion thereof lies
                  within a federally designated flood hazard area other than Zone C or Zone X, as described in the document entitled "Department of Housing and Urban Development, Federal Insurance Administration Special Flood Hazard Area Maps", flood insurance at the maximum limit available through the Federal Flood Insurance Program and to the extent the same is available at commercially reasonable rates, supplemental commercial insurance for not less than one hundred percent (100%) of the insurable value of the Property.

                                    G. The types and amounts of coverage as are
                  customarily (i) maintained by owners or operators of properties which are comparable to the Properties, and/or (ii) required by sophisticated institutional lenders on credit facilities which are similar to the Credit Facility, which types and amounts of coverage shall be determined by Co-Lenders in the exercise of their sole and absolute discretion.